                                                                   EXHIBIT 10.34

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                          LA GRANGE ACQUISITION, L.P.,
                                  as Borrower,

                              FLEET NATIONAL BANK,
                            as Administrative Agent,

            FLEET SECURITIES, INC. and WACHOVIA CAPITAL MARKETS, LLC
                    as Joint Lead Arrangers and Book Runners,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Syndication Agent,

                 THE ROYAL BANK OF SCOTLAND PLC and BNP PARIBAS,
                           as Co-Documentation Agents,

                                BANK OF SCOTLAND,
                            as Senior Managing Agent,

            U.S. BANK NATIONAL ASSOCIATION and FORTIS CAPITAL CORP.,
                                  as Co-Agents

                       and CERTAIN FINANCIAL INSTITUTIONS,

                                   as Lenders

                     $175,000,000 Revolving Credit Facility
                         $325,000,000 Term Loan Facility

                                January 20, 2004

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                TABLE OF CONTENTS

ARTICLE I - Definitions and References...........................................................................   1
     Section 1.1.   Defined Terms................................................................................   1
     Section 1.2.   Exhibits and Schedules; Additional Definitions...............................................  22
     Section 1.3.   Amendment of Defined Instruments.............................................................  22
     Section 1.4.   References and Titles........................................................................  23
     Section 1.5.   Calculations and Determinations..............................................................  23
     Section 1.6. Joint Preparation; Construction of Indemnities and Releases....................................  23

ARTICLE II - The Loans...........................................................................................  24
     Section 2.1.   Commitments to Lend; Notes...................................................................  24
     Section 2.2.   Requests for New Loans.......................................................................  25
     Section 2.3.   Continuations and Conversions of Existing Loans..............................................  26
     Section 2.4.   Use of Proceeds..............................................................................  27
     Section 2.5.   Optional Prepayments of Loans................................................................  27
     Section 2.6.   Mandatory Prepayments........................................................................  28
     Section 2.7.   Letters of Credit............................................................................  28
     Section 2.8.   Requesting Letters of Credit.................................................................  29
     Section 2.9.   Reimbursement and Participations.............................................................  29
     Section 2.10.   No Duty to Inquire..........................................................................  31
     Section 2.11.   LC Collateral...............................................................................  32
     Section 2.12.   Interest Rates and Fees; Reduction in Commitment............................................  33

ARTICLE III - Payments to Lenders................................................................................  34
     Section 3.1.   General Procedures...........................................................................  34
     Section 3.2.   Capital Reimbursement........................................................................  35
     Section 3.3.   Increased Cost of Eurodollar Loans or Letters of Credit......................................  35
     Section 3.4.   Notice; Change of Applicable Lending Office..................................................  36
     Section 3.5.   Availability.................................................................................  36
     Section 3.6.   Funding Losses...............................................................................  36
     Section 3.7.   Reimbursable Taxes...........................................................................  37
     Section 3.8.   Replacement of Lenders.......................................................................  38

ARTICLE IV - Conditions Precedent to Credit......................................................................  38
     Section 4.1.   Documents to be Delivered....................................................................  38
     Section 4.2.   Contemporaneous Closings.....................................................................  40
     Section 4.3.   Additional Conditions Precedent..............................................................  41

ARTICLE V - Representations and Warranties.......................................................................  41
     Section 5.1.   No Default...................................................................................  42
     Section 5.2.   Organization and Good Standing...............................................................  42
     Section 5.3.   Authorization................................................................................  42
     Section 5.4.   No Conflicts or Consents.....................................................................  42
     Section 5.5.   Enforceable Obligations......................................................................  42
     Section 5.6.   Initial Financial Statements.................................................................  42

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     Section 5.7.   Other Obligations and Restrictions...........................................................  43
     Section 5.8.   Full Disclosure..............................................................................  43
     Section 5.9.   Litigation...................................................................................  44
     Section 5.10.   Labor Disputes and Acts of God..............................................................  44
     Section 5.11.   ERISA Plans and Liabilities.................................................................  44
     Section 5.12.   Compliance with Laws........................................................................  44
     Section 5.13.   Environmental Laws..........................................................................  45
     Section 5.14.   Names and Places of Business................................................................  47
     Section 5.15.   Borrower's Subsidiaries.....................................................................  47
     Section 5.16.   Title to Properties; Licenses...............................................................  47
     Section 5.17.   Government Regulation.......................................................................  47
     Section 5.18.   Insider.....................................................................................  47
     Section 5.19.   Solvency....................................................................................  48
     Section 5.20.   Credit Arrangements.........................................................................  48
     Section 5.21.   Consummation of Transaction.................................................................  48

ARTICLE VI - Affirmative Covenants...............................................................................  48
     Section 6.1.   Payment and Performance......................................................................  48
     Section 6.2.   Books, Financial Statements and Reports......................................................  48
     Section 6.3.   Other Information and Inspections............................................................  51
     Section 6.4.   Notice of Material Events and Change of Address..............................................  52
     Section 6.5.   Maintenance of Properties....................................................................  53
     Section 6.6.   Maintenance of Existence and Qualifications..................................................  53
     Section 6.7.   Payment of Trade Liabilities, Taxes, etc.....................................................  53
     Section 6.8.   Insurance....................................................................................  54
     Section 6.9.   Performance on Borrower's Behalf.............................................................  54
     Section 6.10.   Interest....................................................................................  54
     Section 6.11.   Compliance with Agreements and Law..........................................................  54
     Section 6.12.   Environmental Matters; Environmental Reviews................................................  54
     Section 6.13.   Evidence of Compliance......................................................................  55
     Section 6.14.   Agreement to Deliver Security Documents.....................................................  55
     Section 6.15.   Perfection and Protection of Security Interests and Liens...................................  55
     Section 6.16.   Bank Accounts; Offset.......................................................................  55
     Section 6.17.   Guaranties of Subsidiaries..................................................................  56
     Section 6.18.   Compliance with Agreements..................................................................  56
     Section 6.19.   Rents.......................................................................................  56
     Section 6.20.   Operating Practices.........................................................................  57
     Section 6.21   Regarding the Systems........................................................................  57
     Section 6.22   Maintenance of Separateness..................................................................  58

ARTICLE VII - Negative Covenants.................................................................................  59
     Section 7.1.   Indebtedness.................................................................................  59
     Section 7.2.   Limitation on Liens..........................................................................  60
     Section 7.3.   Hedging Contracts............................................................................  61
     Section 7.4.   Limitation on Mergers, Issuances of Securities...............................................  62
     Section 7.5.   Limitation on Sales of Property..............................................................  63

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     Section 7.6.   Limitation on Dividends and Redemptions......................................................  64
     Section 7.7.   Limitation on Investments and New Businesses.................................................  64
     Section 7.8.   Limitation on Credit Extensions..............................................................  65
     Section 7.9.   Transactions with Affiliates.................................................................  65
     Section 7.10.   Prohibited  Contracts.......................................................................  65
     Section 7.11.   Open Position; Trading......................................................................  65
     Section 7.12.   Deposit Accounts............................................................................  66
     Section 7.13.   Commingling of Deposit Accounts and Accounts................................................  66
     Section 7.14.  Financial Covenants..........................................................................  66

ARTICLE VIII - Events of Default and Remedies....................................................................  66
     Section 8.1.   Events of Default............................................................................  67
     Section 8.2.   Remedies.....................................................................................  70
     Section 8.3.   Application of Proceeds after Acceleration...................................................  70

ARTICLE IX - Administrative Agent................................................................................  70
     Section 9.1.   Appointment and Authority....................................................................  70
     Section 9.2.   Exculpation, Administrative Agent's Reliance, Etc............................................  71
     Section 9.3.   Credit Decisions.............................................................................  71
     Section 9.4.   Indemnification..............................................................................  71
     Section 9.5.   Rights as Lender.............................................................................  72
     Section 9.6.   Sharing of Set-Offs and Other Payments.......................................................  72
     Section 9.7.   Investments..................................................................................  73
     Section 9.8.   Benefit of Article IX........................................................................  73
     Section 9.9.   Resignation..................................................................................  73
     Section 9.10.   Other Agents................................................................................  74

ARTICLE X - Miscellaneous........................................................................................  74
     Section 10.1.   Waivers and Amendments; Acknowledgments.....................................................  74
     Section 10.2.   Survival of Agreements; Cumulative Nature...................................................  76
     Section 10.3.   Notices.....................................................................................  76
     Section 10.4.   Payment of Expenses; Indemnity..............................................................  77
     Section 10.5.   Joint and Several Liability; Parties in Interest; Assignments; Replacement Notes............  78
     Section 10.6.   Confidentiality.............................................................................  81
     Section 10.7.   Governing Law; Submission to Process........................................................  81
     Section 10.8.   Limitation on Interest......................................................................  82
     Section 10.9.   Termination; Limited Survival...............................................................  83
     Section 10.10.   Severability...............................................................................  83
     Section 10.11.   Counterparts; Fax..........................................................................  83
     Section 10.12.   Waiver of Jury Trial, Punitive Damages, etc................................................  84
     Section 10.13. Restatement..................................................................................  84
     Section 10.14. Special Provisions...........................................................................  84

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Schedules and Exhibits:

Schedule 1 - Lender Schedule
Schedule 2 - Disclosure Schedule
Schedule 3 - Security Schedule
Schedule 4 - Insurance Schedule

Exhibit A-1 - Revolver Promissory Note
Exhibit A-2 - Term Promissory Note
Exhibit B - Borrowing Notice
Exhibit C - Continuation/Conversion Notice
Exhibit D - Assignment and Acceptance Agreement
Exhibit E - Letter of Credit Application and Agreement
Exhibit F - Certificate Accompanying Financial Statements
Exhibit G - Opinion of Counsel for Restricted Persons
Exhibit H - Environmental Compliance Certificate

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made as of January 20, 2004, by and among LA GRANGE ACQUISITION, L.P. ("Borrower"), a Texas limited partnership, and FLEET NATIONAL BANK, as administrative agent, FLEET SECURITIES, INC. and WACHOVIA CAPITAL MARKETS, LLC, as joint lead arrangers and book runners, WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent, THE ROYAL BANK OF SCOTLAND PLC and BNP PARIBAS, as co-documentation agents, BANK OF SCOTLAND, as senior managing agent, U.S. BANK NATIONAL ASSOCIATION and FORTIS CAPITAL CORP., as co-agents, and the Lenders referred to below.

                              W I T N E S S E T H:

         In consideration of the mutual covenants and agreements contained herein and in consideration of the loans which may hereafter be made by Lenders to, and the Letters of Credit that may hereafter be issued by the LC Issuer for the account of, Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                     ARTICLE I - Definitions and References

         Section 1.1 Defined Terms. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1.1 or in the sections and subsections referred to below:

         "Acquisition Agreement" means that certain Acquisition Agreement dated November 6, 2003 among La Grange Energy and General Partner.

         "Additional Indebtedness" means Indebtedness for borrowed money other than Indebtedness described in Section 7.1.

         "Adjusted Consolidated EBITDA" means, as of any date of determination for any applicable period, Consolidated EBITDA calculated (x) with respect to the Consolidated group comprised of General Partner and Master Partnership and its Subsidiaries (rather than with respect to the Consolidated group comprised of Borrower and its Subsidiaries), and (y) as if the term "Consolidated Net Income" were calculated with respect to the Consolidated group comprised of General Partner and Master Partnership and its Subsidiaries (rather than with respect to the Consolidated group comprised of Borrower and its Subsidiaries).

         "Adjusted Consolidated Funded Indebtedness" means Consolidated Funded Indebtedness calculated with respect to the Consolidated group comprised of General Partner and Master Partnership and its Subsidiaries (rather than with respect to the Consolidated group comprised of Borrower and its Subsidiaries).

         "Administrative Agent" means Fleet National Bank, as Administrative Agent hereunder, and its successors in such capacity.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person; provided that a Person shall not be treated as an Affiliate solely as a result of the ownership of equity interests in such Person by Natural Gas Partners, if Ray Davis and Kelcy Warren have no direct or indirect interest in such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Aggregate Available Cash" means, with respect to any Fiscal Year, the sum of (i) the Available Cash of Borrower and its Subsidiaries with respect to such Fiscal Year (but not less than zero) plus (ii) the "available cash" (as defined in the Heritage Note Purchase Agreements as in effect on the date of this Agreement) of Heritage OLP and its Subsidiaries with respect to such Fiscal Year (but not less than zero).

         "Aggregate Partner Obligations" means, with respect to any Fiscal Year, the aggregate amount of payment obligations of the Master Partnership, including, without limitation, the Minimum Quarterly Distribution (as defined in the Partnership Agreement) on all Units with respect to such Fiscal Year.

         "Agreement" means this Second Amended and Restated Credit Agreement.

         "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of Base Rate Loans and such Lender's Eurodollar Lending Office in the case of Eurodollar Loans.

         "Applicable Leverage Level" means the level set forth below that corresponds to the applicable Leverage Ratio:

  Applicable
Leverage Level                      Leverage Ratio
--------------                      --------------
   Level I               greater than or equal to 3.25 to 1.0

   Level II              greater than or equal to 2.50 to 1.0
                         but less than 3.25 to 1.0

   Level III             greater than or equal to 2.00 to 1.0
                         but less than 2.50 to 1.0

   Level IV                        less than 2.00 to 1.00

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

On the date hereof the Applicable Leverage Level shall be Level I. The Leverage Ratio shall be determined quarterly after the date hereof from time to time by Administrative Agent within two (2) Business Days after Administrative Agent's receipt of Borrower's Consolidated financial statements for the immediate preceding Fiscal Quarter beginning with its receipt of the financial statements for the Fiscal Quarter ended February 28, 2004. The Applicable Leverage Level shall become effective upon such determination of the Leverage Ratio by Administrative Agent and shall remain effective until the next such determination by Administrative Agent of the Leverage Ratio.

         "Available Cash" means, with respect to any Fiscal Quarter: (1) the sum, without duplication, of (a) all cash and Cash Equivalents of Borrower and its Subsidiaries on hand at the end of such Fiscal Quarter (including any reserves that have been established by Borrower to provide for the payment of distributions with respect to such Fiscal Quarter) and (b) all additional cash and Cash Equivalents of Borrower and its Subsidiaries on hand on the date of determination of Available Cash with respect to such Fiscal Quarter resulting from borrowings for working capital purposes made subsequent to the end of such Fiscal Quarter, less (2) the amount of any cash reserves that the General Partner determines in its reasonable discretion in accordance with the Partnership Agreement to be necessary or appropriate to (a) provide for the proper conduct of the business of Borrower and its Subsidiaries (including reserves for future capital expenditures) subsequent to such Fiscal Quarter, (b) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which Borrower or any of its Subsidiaries is a party or by which it is bound or its assets are subject and
(c) provide funds from cash and Cash Equivalents of Borrower and its Subsidiaries for distributions to partners of Master Partnership in respect of any one or more of the next four Fiscal Quarters; provided that disbursements made by Borrower or a Subsidiary of Borrower of cash reserves established, increased or reduced after the end of such Fiscal Quarter but on or before the date of determination of Available Cash with respect to such Fiscal Quarter shall be deemed to have been made, established, increased or reduced for purposes of determining Available Cash, within such Fiscal Quarter if General Partner so determines. In addition, without limiting the foregoing, Available Cash for any Fiscal Quarter shall reflect reserves equal to the Unused Proceeds Amount as of the date of determination.

         "Base Rate" means the higher of (a) the variable per annum rate of interest so designated from time to time by Administrative Agent as its "prime rate," or (b) the Federal Funds Rate plus one-half percent (0.5%) per annum. The "prime rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the Base Rate resulting from changes in the "prime rate" shall take place immediately without notice or demand of any kind.

         "Base Rate Loan" means a Loan which does not bear interest at the Eurodollar Rate.

         "Base Rate Margin" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Applicable Leverage Level                 Base Rate Margin
        Level I                                1.750%
        Level II                               1.375%
        Level III                              1.000%
        Level IV                               0.750%

Changes in the applicable Base Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Base Rate Margin.

         "Borrower" means La Grange Acquisition, L.P., a Texas limited partnership.

         "Borrower's Percentage of Aggregate Available Cash" means, with respect to any Fiscal Quarter, the percentage determined by multiplying (a) a fraction consisting of a numerator equal to Borrower's Available Cash for such Fiscal Quarter and a denominator equal to the Aggregate Available Cash, by (b) 100.

         "Borrowing" means (a) a borrowing of new Loans of a single Type pursuant to Section 2.2 or (b) a Continuation or Conversion of all or a portion of an existing Revolver Loan (whether alone or as a combination with a new Revolver Loan) or all or a portion of an existing Term Loan into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 2.3.

         "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 2.2.

         "Bossier Project" means the construction by Borrower of the approximately 78 mile natural gas pipeline extension from Limestone County, Texas that will connect with Borrower's existing infrastructure at the hub in Katy, Texas.

         "Business Day" means any day, other than a Saturday, Sunday or day which shall be in the Commonwealth of Massachusetts a legal holiday or day on which banking institutions are required or authorized to close. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which commercial banks settle payments in London.

         "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Cash Equivalents" means Investments in:

         (a) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

         (b) demand deposits and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, (i) with any office of any Lender or (ii) with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000, and whose long-term certificates of deposit are rated BBB+ or Baa1 or better, respectively, by either Rating Agency;

         (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection (a) above entered into with (i) any Lender or (ii) any other commercial bank meeting the specifications of subsection (b) above;

         (d) open market commercial paper, maturing within 270 days after acquisition thereof, which are rated at least P-1 by Moody's or A-1 by S&P; and

         (e) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (a) through (d) above.

         "CE/PA Revolver Loans" means Revolver Loans used for (a) capital expenditures, including the Bossier Project, or (b) Permitted Acquisitions.

         "CE/PA Sublimit" means a sublimit for CE/PA Revolver Loans of $150,000,000.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List of the Environmental Protection Agency.

         "Change of Control" means the existence of any of the following: (i) General Partner shall be engaged in any business or activities other than those permitted by the Partnership Agreement, as amended, (ii) General Partner shall not be the sole legal and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of all of the general partner interests of Master Partnership, (iii) the Control Group shall not be in Control of General Partner,
(iv) Master Partnership, either directly or indirectly through ownership of the Intermediate Entities, shall cease to be the sole legal and beneficial owner of all of the Equity interests of LA GP or the Borrower, (v) LA GP shall cease to be the sole general partner of Borrower, (vi) any Person or group of Persons acting in concert as a partnership or other group, other than the Control Group, shall be the legal or beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of more than 50% of the combined voting power of the then total partnership interests (including all securities that are convertible into partnership interests) of Master Partnership, or (vii) neither Ray Davis, Kelcy Warren nor any individual that has replaced either of such

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
individuals and has been approved by the Administrative Agent in its sole discretion, shall be members of the executive management team of General Partner. As used herein "Control" means (i) with respect to a corporation or limited liability company, the legal and beneficial ownership (as defined above) of a majority of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managers, or managing members of such entity; (ii) with respect to a limited partnership with a corporation or limited liability company as a general partner, the Control of such general partner, (iii) with respect to a limited partnership with a limited partnership as general partner, the Control of the general partner of the limited partnership that acts as general partner and the legal and beneficial ownership (as defined above) of limited partnership securities (on a fully diluted basis) having the ordinary power sufficient for the removal or selection of the general partner of such limited partnership or the possession of control over the removal and selection of the general partner of such limited partnership by voting agreement or other agreement binding upon the other limited partners of such limited partnership; and (iv) with respect to a general partnership, the legal and beneficial ownership (as defined above) of all the partnership securities. As used herein "Control Group" means a group of Persons that includes Ray Davis or Kelcy Warren or a limited partnership or other Person managed by Natural Gas Partners, which group includes only (A) Ray Davis, (B) Kelcy Warren, (C) Persons owned by or established for the benefit of such individuals or their respective heirs at law (such as entities or trusts established for estate planning purposes), or (D) limited partnerships or other Persons managed by Natural Gas Partners.

         "Closing Date" means the date on which all of the conditions precedent set forth in Sections 4.1 and 4.2 shall have been satisfied or waived.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "Collateral" means all property of any kind which is subject to a Lien in favor of Lenders (or in favor of Administrative Agent for the benefit of Lenders) or which, under the terms of any Security Document, is purported to be subject to such a Lien, in each case granted or created to secure all or part of the Obligations.

         "Commission" means the United States Securities Exchange Commission.

         "Commitment Fee Rate" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

   Applicable Leverage Level             Commitment Fee Rate
            Level I                             0.500%
Level II, Level III or Level IV                 0.375%

Changes in the applicable Commitment Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Commitment Fee Rate.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Commitment Period" means the period from and including the date hereof until January 18, 2008 (or, if earlier, the day on which (i) the obligation of Lenders to make Loans hereunder and the obligation of LC Issuer to issue Letters of Credit hereunder have terminated or (ii) the Notes first become due and payable in full, whichever shall first occur).

         "Common Units" shall mean common units representing a limited partnership interest in Master Partnership.

         "Compliance Certificate" means Exhibit F hereto.

         "Consolidated" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

         "Consolidated EBITDA" means, for any period, the sum of (1) the Consolidated Net Income of Borrower and its Consolidated Subsidiaries during such period, plus (2) all Consolidated Interest Expense which was deducted in determining such Consolidated Net Income, plus (3) all income taxes (including any franchise taxes to the extent based upon net income) which were deducted in determining such Consolidated Net Income, plus (4) all depreciation and amortization (including amortization of good will and debt issue costs) and any other non-cash charges which were deducted in determining such Consolidated Net Income, plus (5) one time costs incurred in connection with the closing of this Agreement and the Transactions up to the amount of $10,000,000, minus (6) all non-cash items of income which were included in determining such Consolidated Net Income. If, since the beginning of the four Fiscal Quarter period ending on the date for which Consolidated EBITDA is determined, any Restricted Person shall have made any asset disposition or acquisition, shall have consolidated or merged with or into Person (other than another Restricted Person), or shall have made any disposition of a Restricted Person or an acquisition of a Person that becomes a Restricted Person, Consolidated EBITDA shall be calculated giving pro forma effect thereto as if the disposition, acquisition, consolidation or merger had occurred on the first day of such period. Such pro forma effect shall be determined (i) in good faith by the chief financial officer, principal accounting officer or treasurer of Borrower and acceptable to Administrative Agent, and (ii) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA, except (A) cost reductions specifically identified at the time of disposition, acquisition, consolidation or merger that are attributable to personnel reductions, non-recurring maintenance costs, environmental costs, and allocated corporate overhead costs to the extent approved by Administrative Agent and (B) otherwise with the consent of Majority Lenders. Unless or until the Bossier Project shall have been sold or transferred (other than to another Restricted Person) or abandoned, with respect to each Fiscal Quarter beginning prior to the earlier of (i) September 1, 2004 or (ii) the 60th day following the commencement of commercial operations of the Bossier Project, Consolidated EBITDA for such Fiscal Quarter shall be increased by the amount of $6,250,000 and shall be decreased by the portion of Consolidated EBITDA, if any, derived from the operation of the Bossier Project during such Fiscal Quarter

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Consolidated Funded Indebtedness" means as of any date, the sum of the following (without duplication): (i) all Indebtedness which is classified as "long-term indebtedness" on a Consolidated balance sheet of Borrower and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP and any current maturities and other principal amount in respect of such Indebtedness due within one year but which was classified as "long-term indebtedness" at the creation thereof, (ii) indebtedness for borrowed money of Borrower and its Consolidated Subsidiaries outstanding under a revolving credit or similar agreement, notwithstanding the fact that any such borrowing is made within one year of the expiration of such agreement, and (iii) Indebtedness in respect of Capital Leases of Borrower and its Consolidated Subsidiaries.

         "Consolidated Interest Expense" means, for any period, all interest paid or accrued during such period on, and all fees and related charges in respect of, Indebtedness (including amortization of original issue discount and the interest component of any deferred payment obligations and Capital Lease Obligations) which was deducted in determining Consolidated Net Income during such period.

         "Consolidated Net Income" means, for any period, Borrower's and its Consolidated Subsidiaries' gross revenues for such period, minus Borrower's and its Consolidated Subsidiaries' expenses and other proper charges against income (including taxes on income to the extent imposed), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests and excluding the net earnings or losses of any Person other than a Subsidiary in which Borrower or any of its Subsidiaries has an ownership interest. Consolidated Net Income shall not include (i) any gain or loss from the sale of assets other than in the ordinary course of business, (ii) any extraordinary gains or losses, or (iii) any non-cash gains or losses resulting from mark to market activity as a result of SFAS 133. Consolidated Net Income for any period shall include any cash dividends and distributions actually received during such period from any Person other than a Subsidiary in which Borrower or any of its Subsidiaries has an ownership interest.

         "Continuation/Conversion Notice" means a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of
Section 2.3.

         "Continue," "Continuation," and "Continued" shall refer to the continuation pursuant to Section 2.3 hereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

         "Contribution Agreement" means that certain Contribution Agreement of dated as of November 6, 2003 between La Grange Energy and Master Partnership.

         "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to Section 2.3 or Article III of one Type of Loan into another Type of Loan.

         "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Default Rate" means, at the time in question, (i) two percent (2%) per annum plus the applicable Eurodollar Rate Margin plus the Eurodollar Rate then in effect for any Eurodollar Loan (up to the end of the applicable Interest Period), (ii) two percent (2%) per annum plus the applicable Base Rate Margin plus the Base Rate for each Base Rate Loan or Matured LC Obligation, or (iii) two percent (2%) per annum plus the applicable Letter of Credit Fee Rate for each Letter of Credit; provided, however, the Default Rate shall never exceed the Highest Lawful Rate

         "Default Rate Period" means any period during which an Event of Default is continuing.

         "Disclosure Schedule" means Schedule 2 hereto.

         "Dollars" and "$" means the lawful currency of the United States of America, except where otherwise specified.

         "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" in the Lender Schedule hereto, or such other office as such Lender may from time to time specify to Borrower and Administrative Agent; with respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to Administrative Agent, the office, branch, or agency through which it administers this Agreement.

         "Eligible Transferee" means a Person which either (a) is a Lender or an Affiliate of a Lender, or (b) is consented to as an Eligible Transferee by Administrative Agent and, so long as no Default or Event of Default is continuing, by Borrower, which consents in each case will not be unreasonably withheld (provided that no Person organized outside the United States may be an Eligible Transferee if Borrower would be required to pay withholding taxes on interest or principal owed to such Person).

         "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "Equity" means shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest of any Person.

         "Equity Contribution" means any contribution to the equity capital of any Person whether or not occurring in connection with the issuance or sale of Equity by such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "ERISA Affiliate" means each Restricted Person and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Restricted Person, are treated as a single employer under Section 414 of the Code.

         "ERISA Plan" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

         "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" on the Lender Schedule hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrower and Administrative Agent.

         "Eurodollar Loan" means a Loan that bears interest at a rate based upon the Eurodollar Rate.

         "Eurodollar Rate" means, as applicable to any Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) as determined on the basis of offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on Telerate Page 3750 (or any successor page) as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate system on any applicable interest determination date, the Eurodollar Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to such Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the date that is two Business Days preceding the first day of such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%). If both the Telerate and Reuters system are unavailable, then the Eurodollar Rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two Business Days preceding the first day of such Interest Period as selected by Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such Interest Period. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the Eurodollar Rate pursuant to such Eurodollar Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Eurodollar deposits of any Lender, then for any period during which such Reserve Percentage shall apply, the Eurodollar Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal, special, emergency and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D. Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate for any Eurodollar Loan shall change whenever the Reserve Percentage changes.

         "Eurodollar Rate Margin" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

Applicable Leverage Level            Eurodollar Rate Margin
        Level I                              3.000%
        Level II                             2.625%
        Level III                            2.250%
        Level IV                             2.000%

Changes in the applicable Eurodollar Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Eurodollar Rate Margin.

         "Event of Default" has the meaning given to such term in Section 8.1.

         "Excess Sale Proceeds" shall have the meaning set forth in Section 7.5(d).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Existing Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of December 27, 2002 among Borrower, Administrative Agent and the financial institutions party thereto, as amended or supplemented to the date hereof.

         "Exiting Lender" means any Lender (as defined in the Existing Credit Agreement) that does not execute and deliver this Agreement, and does not have any commitments under this Agreement with respect to Revolver Loans, Term Loans or Letters of Credit.

         "Facility Usage" means, at the time in question, the aggregate amount of outstanding Loans and LC Obligations at such time.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of one percent) equal to the weighted average of the rates on

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

         "First Purchase Payables" means the unpaid amount of any payable obligation related to the purchase of Hydrocarbon Inventory by Borrower which Administrative Agent determines will be secured by a statutory Lien, including but not limited to the statutory Liens, if any, created under the laws of Texas, New Mexico, Oklahoma or any other state.

         "Fiscal Quarter" means a three-month period ending on the last day of November, February, May and August. With respect to any period prior to the completion of four full Fiscal Quarters after the date of this Agreement (with respect to which Borrower's fiscal quarters had been on a calendar quarter basis), all calculations and determinations shall be made as if the actual fiscal quarter of Borrower during such period had been the three month periods ended on the last day of November, February, May and August.

         "Fiscal Year" means a twelve month period ending on August 31.

         "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Borrower and its Consolidated Subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to Borrower or with respect to Borrower and its Consolidated Subsidiaries may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only after notice of such change is given to each Lender, and Borrower and Majority Lenders agree to such change insofar as it affects the accounting of Borrower or of Borrower and its Consolidated Subsidiaries.

         "General Partner" means U.S. Propane, L.P., a Delaware limited partnership

         "Guarantors" means any Person who has guaranteed some or all of the Obligations and who has been accepted by Administrative Agent as a Guarantor and any Subsidiary of Borrower, which now or hereafter executes and delivers a guaranty to Administrative Agent pursuant to Section 6.17.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

         "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

         "Heritage Note Purchase Agreements" means collectively, (a) the Note Purchase Agreement dated as of June 25, 1996, among Heritage OLP and the purchasers named therein, as amended and supplemented; (b) the Note Purchase Agreement dated as of November 19, 1997, among Heritage OLP and the purchasers named therein, as amended and supplemented; and (c) the Note Purchase Agreement dated as of August 10, 2000 among Heritage OLP and the purchasers named therein, as amended and supplemented.

         "Heritage OLP" means Heritage Operating, L.P., a Delaware limited partnership.

         "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

         "HHI" means Heritage Holdings, Inc., a Delaware corporation.

         "Hydrocarbon Inventory" means natural gas and all other gaseous hydrocarbons including the liquid products of processing and any other natural gas liquids.

         "Indebtedness" of any Person means its Liabilities (without duplication) in any of the following categories:

         (a)      Liabilities for borrowed money,

         (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services,

         (c) Liabilities evidenced by a bond (other than Liabilities in respect of surety bonds issued in the ordinary cause of business), debenture, note or similar instrument,

         (d) Liabilities (other than reserves for taxes and reserves for contingent obligations) which (i) would under GAAP be shown on such Person's balance sheet as a liability and (ii) are payable more than one year from the date of creation or incurrence thereof,

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         (e) Liabilities arising under Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract),

         (f)      Liabilities constituting principal under Capital Leases,

         (g) Liabilities arising under conditional sales or other title retention agreements,

         (h) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

         (i) Liabilities consisting of an obligation to purchase or redeem securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements),

         (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor,

         (k)      Liabilities with respect to banker's acceptances, or

         (l) Liabilities with respect to obligations to deliver goods or services in consideration of advance payments therefor;

provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred in the ordinary course of business by such Person on ordinary trade terms to vendors, suppliers or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until (i) such Liabilities are outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, and (ii) such Person is not in good faith contesting such Liabilities by appropriate proceedings, if required, or is not maintaining adequate reserves with respect to such Liabilities on its books in accordance with GAAP.

         "Initial Borrower Financial Statements" means (a) the unaudited quarterly Consolidated financial statements of Borrower as of September 30, 2003, and (b) the audited annual financial statements of Borrower as of August 31, 2003.

         "Initial Financial Statements" means (a) the Initial Borrower Financial Statements, (b) the Initial Master Partnership Financial Statements, and (c) the Initial Pro Forma Financial Statements.

         "Initial Master Partnership Financial Statements" means (a) the unaudited quarterly Consolidated financial statements of Master Partnership as of November 30, 2003, and (b) the audited annual financial statements of Master Partnership as of August 31, 2003.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Initial Pro Forma Financial Statements" means (a) the pro forma balance sheet of Borrower and its Consolidated Subsidiaries as of December 31, 2003 and the pro forma statements of total earnings and cash flows of Borrower and its Consolidated Subsidiaries for the 12 month period ended as of December 31, 2003, giving effect to the Transactions as if the Transactions had been consummated on such date, and reflecting results of operations on a pro forma basis satisfactory to Administrative Agent, and (b) the pro forma combined financial statements of Master Partnership and its Subsidiaries, including Borrower and its Subsidiaries, as of August 31, 2003, giving effect to the Transactions as if the Transactions had been consummated on such date, as included in the Form S-3 Registration Statement of the Master Partnership as amended and filed with the Commission as of January 9, 2004.

         "Initial Projections" means (a) a business and financial plan for Borrower and its Subsidiaries (in form reasonably satisfactory to Administrative Agent), prepared or caused to be prepared by a senior financial officer of Borrower, setting forth the financial projections and budgets of Borrower for each of the four annual periods beginning January 1, 2004, 2005, 2006 and 2007, and (b) a Consolidated business and financial plan for Master Partnership and its Subsidiaries (in form reasonably satisfactory to Administrative Agent), prepared or caused to be prepared by a senior financial officer of General Partner, setting forth the financial projections and budgets of Borrower for each of the four annual periods beginning January 1, 2004, 2005, 2006 and 2007.

         "Insurance Schedule" means Schedule 4 attached hereto.

         "Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, six or, if available to each Lender, twelve months thereafter, as Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, no Interest Period may be selected that would end after the last day of the Commitment Period.

         "Intermediate Entities" means Heritage ETC, L.P., which is a Delaware limited partnership, a wholly owned subsidiary of Master Partnership and the owner of all of the limited partnership interests in Borrower, and Heritage ETC GP, L.L.C., which is a Delaware limited liability company, a wholly owned subsidiary of Master Partnership and the owner of all of the general partnership interests in Heritage ETC, L.P.

         "Investment" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property or by any other means.

         "LA GP" means LA GP LLC, a Texas limited liability company and the general partner of Borrower.

         "La Grange Energy" means La Grange Energy, L.P., a Texas limited partnership.

         "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, state, province or other political subdivision thereof.

         "LC Application" means any application for a Letter of Credit hereafter made by Borrower to LC Issuer.

         "LC Collateral" has the meaning given to such term in Section 2.11(a).

         "LC Issuer" means Fleet National Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity. Administrative Agent may, with the consent of Borrower and the Lender in question, appoint any Lender hereunder as an LC Issuer in place of or in addition to Fleet National Bank.

         "LC Obligations" means, at the time in question, the sum of all Matured LC Obligations plus the maximum amounts which LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "Lender Hedging Obligations" means all obligations arising from time to time under Hedging Contracts entered into from time to time between Borrower or any of its Subsidiaries and a counterparty that is a Lender or an Affiliate of a Lender; provided (a) that if such counterparty ceases to be a Lender hereunder or an Affiliate of a Lender hereunder, Lender Hedging Obligations shall only include such obligations to the extent arising from transactions entered into at the time such counterparty was a Lender hereunder or an Affiliate of a Lender hereunder, and (b) that for any of the forgoing to be included within "Lender Hedging Obligations" hereunder, the applicable counterparty and Borrower must have provided Administrative Agent written notice of the existence thereof certifying that such transaction is a Lender Hedging Obligation and is not prohibited under this Agreement.

         "Lender Parties" means Administrative Agent, LC Issuer, and all
Lenders.

         "Lender Schedule" means Schedule 1 hereto, as it may be revised pursuant to Section 10.5(c)(iii).

         "Lenders" means each signatory hereto (other than Borrower and any Restricted Person that is a party hereto), including Fleet National Bank, in its capacity as a Lender hereunder rather than as Administrative Agent and LC Issuer, and Wachovia Bank, in its capacity as a Lender

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
hereunder rather than as Syndication Agent, and the successors and each permitted assign of each such party as holder of a Note.

         "Letter of Credit" means any letter of credit issued by LC Issuer hereunder.

         "Letter of Credit Fee Rate" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

Applicable Leverage Level             LC Fee Rate
        Level I                         3.000%
        Level II                        2.625%
        Level III                       2.250%
        Level IV                        2.000%

Changes in the applicable Letter of Credit Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Letter of Credit Fee Rate.

         "Leverage Ratio" means, as of any date of determination, the ratio of
(a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA for the four Fiscal Quarter period most recently ended prior to the date of determination for which financial statements contemplated by Section 6.2(a) or (b) are available to Borrower.

         "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered liabilities pursuant to GAAP.

         "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

         "Loans" means the Revolver Loans and the Term Loans.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "Loan Documents" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the LC Applications, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

         "Maintenance Capital Expenditures" means, for any period, all amounts properly classified as capital expenditures under GAAP for maintenance of or repair or replacement of existing assets during such period or that are incurred to maintain existing operations, excluding all costs associated with new well hook-ups.

         "Majority Lenders" means any Lenders whose aggregate Percentage Shares equal or exceed fifty-one percent (51%).

         "Master Partnership" means Heritage Propane Partners, L.P., a Delaware limited partnership.

         "Material Adverse Change" means a material and adverse change, from the state of affairs presented in the Initial Borrower Financial Statements or as represented or warranted in any Loan Document, to (a) Borrower's Consolidated financial condition, (b) Borrower's Consolidated operations, properties or prospects, considered as a whole, (c) Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Document.

         "Material Adverse Effect" means (a) with respect to Borrower, (i) a material adverse effect on the financial condition, operations, properties or prospects of Borrower and Restricted Persons, taken as a whole, after giving effect to the Transactions, (ii) a material impairment of the ability of any Restricted Person to perform any of its obligations under the Loan Documents to which it is a party, or (iii) a material adverse effect on the enforceability of any of the Loan Documents, and (b) with respect to any other Person, a material adverse effect on the financial condition, operations, properties or prospects of such Person and its Subsidiaries, taken as a whole.

         "Matured LC Obligations" means all amounts paid by LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit and all other amounts due and owing to LC Issuer under any LC Application for any Letter of Credit, to the extent the same have not been repaid to LC Issuer (with the proceeds of Loans or otherwise).

         "Maturity Date" means January 18, 2008.

         "Maximum Facility Amount" means the sum of $500,000,000.

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Net Sale Proceeds" shall have the meaning set forth in Section 7.5(d).

         "Notes" means all Revolver Notes and all Term Notes.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

         "Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the Loan Documents, including all LC Obligations. "Obligation" means any part of the Obligations.

         "Partnership Agreement" means the Agreement of Limited Partnership of Master Partnership as in effect on the date of this Agreement.

         "Percentage Share" means, with respect to any Lender, the percentage obtained by dividing (a) the sum of the unpaid principal balance of such Lender's Term Loans at the time in question plus such Lender's Revolver Commitment (or, if such Lender's Revolver Commitment has been terminated, the unpaid principal balance of such Lender's Revolver Loans) by (b) the sum of the aggregate unpaid principal balance of all Term Loans at such time plus the Revolver Commitment of all Lenders (or, if the Revolver Commitment of all Lenders has been terminated, the unpaid principal balance of the Revolver Loans).

         "Permitted Acquisitions" means (A) the acquisition of all of the capital stock or other equity interest in a Person (exclusive of director qualifying shares and other equity interests required to be held by an Affiliate to comply with a requirement of Law) or (B) any other acquisition of all or a substantial portion of the business, assets or operations of a Person (whether in a single transaction or a series of related transactions) or (C) a merger or consolidation of any Person with or into a Restricted Person so long as the survivor is or becomes a Restricted Person upon consummation thereof (and Borrower is the survivor, if it is a party); provided, that (i) prior to and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing; (ii) all representations and warranties contained in the Loan Documents shall be true and correct as if restated immediately following the consummation of such acquisition; and (iii) substantially all of such business, assets and operations so acquired, or of the Person so acquired, consist of Hydrocarbon Inventory marketing, gathering, transmission, processing, treating and pipeline operations.

         "Permitted HHI Investments" means: (a) a loan in an amount not to exceed $50,000,000 to HHI for the sole purpose of repaying the Seller Note delivered pursuant to the Stock Purchase Agreement, such loan to be evidenced by a promissory note on terms reasonably satisfactory to the Administrative Agent, or (b) the Subscription Agreement, described in the Disclosure Schedule, between HHI and Oasis Pipeline Company as such Subscription Agreement exists on the date of this Agreement and purchases of shares of HHI required to be made pursuant thereto.

         "Permitted Inventory Liens" means any Lien, and the amount of any Liability secured thereby, on Hydrocarbon Inventory which would be a Permitted Lien under Section 7.2(ii)(b) (so long as such Lien is inchoate) or Section 7.2(ii)(d).

         "Permitted Investments" means:

         (a) Cash Equivalents,

         (b) Investments now owned or hereafter acquired in Dorado joint venture,

         (c) Investments by Borrower in any Wholly Owned Subsidiary of Borrower,

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

         (d) Permitted HHI Investments, or

         (e) Investment in VanTex Energy Services, Ltd., VanTex Gas Pipeline Company, LLC and VES Inc. described in the Disclosure Schedule.

         "Permitted Lien" has the meaning given to such term in Section 7.2.

         "Permitted Reinvestment" has the meaning given to such term in Section 7.5(d)(iii).

         "Permitted Subordinated Debt" means unsecured Indebtedness of Borrower
(a) that by its express terms provides that it ranks subordinate or junior in right of payment to the payment and performance of the Obligations on terms acceptable to Majority Lenders, (b) incurred solely to finance working capital and capital expenditures related to Hydrocarbon Inventory gathering, transmission, processing, treating and pipeline operations, (c) in an aggregate amount outstanding at any time not to exceed an amount consented to by Majority Lenders pursuant to a written notification thereof from such Majority Lenders to Borrower, and (d) otherwise in form, substance and on terms acceptable to Administrative Agent and Majority Lenders.

         "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

         "Rating Agency" means either S&P or Moody's.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "Release" has the meaning given such term in 42 U.S.C. Section
9601(22).

         "Restricted Person" means any of LA GP, Borrower and each Subsidiary of Borrower.

         "Revolver Commitment" means the amount of $175,000,000, as such amount may be reduced from time to time as provided in Section 2.6 or as such amount may be reduced by Borrower from time to time as provided in Section 2.12. Each Lender's Revolver Commitment shall be the amount set forth for such Lender on the Lender Schedule.

         "Revolver Facility Usage" means, at the time in question, the aggregate amount of outstanding Revolver Loans and LC Obligations at such time.

         "Revolver Loan" has the meaning given such term in Section 2.1(a).

         "Revolver Note" has the meaning given such term in Section 2.1(a).

         "Revolver Percentage" means, with respect to any Lender, the percentage set forth as such Lender's Revolver Percentage, if any, on the Lender Schedule hereto.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         "S&P" means Standard & Poor's Ratings Services (a division of McGraw Hill, Inc.) or its successor.

         "Security Documents" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Restricted Person to Administrative Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or Lender Hedging Obligations or the performance of any Restricted Person's other duties and obligations under the Loan Documents.

         "Security Schedule" means Schedule 3 hereto.

         "Stock Purchase Agreement" means that certain Stock Purchase Agreement dated November 6, 2003 by and among General Partner, certain Sellers named therein, and Master Partnership.

         "Subordinated Units" shall mean subordinated units representing all of the limited partnership interest in Master Partnership not represented by Common Units.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than fifty percent by such Person.

         "Subsidiary GP" means LG PL, LLC, LGM LLC and ETC Oasis GP, LLC, each a Texas limited liability company and a general partner of a Subsidiary of the Borrower.

         "Syndication Agent" means Wachovia Bank, National Association, as syndication agent, and its successors in such capacity.

         "Systems" means all gathering systems, transmission pipelines, plants, compressors, storage facilities, injection stations, terminals, trucking operations, pumps and heaters, and the equipment, fixtures and improvements located thereon or used in connection therewith, in which any Restricted Person owns an interest.

         "Term Commitment" means $325,000,000. Each Lender's Term Commitment shall be the amount set forth for such Lender on the Lender Schedule.

         "Term Loan" has the meaning given such term in Section 2.1(b).

         "Term Note" has the meaning given such term in Section 2.1(b).

         "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "Transactions" means, collectively, the transactions contemplated by the Transaction Documents.

         "Transaction Documents" means, collectively, (a) the Acquisition Agreement, (b) the Contribution Agreement, and (c) the Stock Purchase Agreement.

         "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "Type" means, with respect to any Loans, the characterization of such Loans as either Base Rate Loans or Eurodollar Loans.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

         "Units" shall mean, collectively, the Common Units and the Subordinated Units.

         "Unused Proceeds Amount" has the meaning given in Section 7.5.

         "Wholly Owned Subsidiary" means any Subsidiary of a Person, all of the issued and outstanding stock, limited liability company membership interests, or partnership interests of which (including all rights or options to acquire such stock or interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person, excluding any general partner interests owned, directly or indirectly, by General Partner in any such Subsidiary that is a partnership, in each case such general partner interests not to exceed two percent (2%) of the aggregate ownership interests of any such partnership and directors' qualifying shares if applicable.

         Section 1.2 Exhibits and Schedules; Additional Definitions. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

         Section 1.3 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions,

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         Section 1.4 References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Exhibits and Schedules to any Loan Document shall be deemed incorporated by reference in such Loan Document. References to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, and (b) shall include all documents, instruments, or agreements issued or executed in replacement thereof. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Accounting terms have the meanings assigned to them by GAAP, as applied to the entity to which such terms refer. References to "days" shall mean calendar days, unless the term "Business Day" is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns.

         Section 1.5 Calculations and Determinations. All calculations under the Loan Documents of interest chargeable with respect to Eurodollar Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All calculations under the Loan Documents of interest chargeable with respect to Base Rate Loans shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under Article III or any other matters which are to be determined hereunder by a Lender Party (such as any Eurodollar Rate, Business Day, Interest Period, or Reserve Percentage) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Majority Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP, subject to the last sentence of the definition of GAAP.

         Section 1.6 Joint Preparation; Construction of Indemnities and Releases. This Agreement and the other Loan Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and no rule of construction shall apply hereto or thereto which would require or allow any Loan Document to be construed against any party because of its role in drafting such Loan Document. All indemnification and release provisions of this

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification or being released.

                  ARTICLE II - The Loans and Letters of Credit

         Section 2.1 Commitments to Lend; Notes.

         (a) Revolver Loans. Subject to the terms and conditions hereof, each Lender agrees to make loans to Borrower (herein called such Lender's "Revolver Loans") upon Borrower's request from time to time during the Commitment Period, provided that (i) subject to Sections 3.3, 3.4 and 3.6, all Lenders are requested to make Loans of the same Type in accordance with their respective Revolver Percentages and as part of the same Borrowing, (ii) after giving effect to such Revolver Loans, the Revolver Facility Usage does not exceed the Revolver Commitment, and (iii) if such Revolver Loans are CE/PA Revolver Loans, after giving effect to such CE/PA Revolver Loans, the aggregate amount of all outstanding CE/PA Revolver Loans does not exceed the CE/PA Sublimit. The aggregate amount of all Revolver Loans in any Borrowing must be equal to $500,000 or any higher integral multiple of $100,000. Borrower may have no more than five (5) Borrowings of Eurodollar Loans that are Revolver Loans outstanding at any time. The obligation of Borrower to repay to each Lender the aggregate amount of all Revolver Loans made by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Revolver Note") made by Borrower payable to the order of such Lender in the form of Exhibit A-1 with appropriate insertions. The amount of principal owing on any Lender's Revolver Note at any given time shall be the aggregate amount of all Revolver Loans theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Revolver Note. Interest on each Revolver Note shall accrue and be due and payable as provided herein and therein. Each Revolver Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the last day of the Commitment Period. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay, and reborrow under this Section 2.1(a). Unless otherwise directed by Borrower at the time of repayment, any repayment of principal of Revolver Loans shall be applied, first, to reduce the principal amount of CE/PA Revolver Loans, and then to the principal amount of the Revolver Loans other than CE/PA Revolver Loans.

         (b) Term Loans. Subject to the terms and conditions hereof (including Section 10.14), each Lender agrees to make a single advance to Borrower (herein called such Lender's "Term Loans") on the Closing Date in the amount of such Lender's Term Commitment set forth on the Lender Schedule, provided that the aggregate amount of all Term Loans does not exceed the total Term Commitment. Term Loans shall consist of Base Rate Loans or Eurodollar Loans, or a combination thereof as Borrower may request in writing as provided in Section 2.2 or as otherwise provided in Section 2.3; provided that Borrower may have no more than five (5) Borrowings of Eurodollar Loans that are Term Loans outstanding at any time. The obligation of Borrower to repay to each Lender the amount of the Term Loan made by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Term Note") made by Borrower payable to the order of such Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on any Lender's Term Note at any given time shall be the amount of such Lender's Term Loan

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
minus all payments of principal theretofore received by such Lender on such Term Note. Interest on each Term Note shall accrue and be due and payable as provided herein and therein. Each Term Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Maturity Date. No portion of any Term Loan that has been repaid may be reborrowed.

         Section 2.2 Requests for New Loans. Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of Loans to be funded by Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

         (a) specify (i) the aggregate amount of any such Borrowing of Base Rate Loans and the date on which such Base Rate Loans are to be advanced, or
(ii) the aggregate amount of any such Borrowing of Eurodollar Loans, the date on which such Eurodollar Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto), and the length of the applicable Interest Period;

         (b) in the case of the Loans on the Closing Date, specify whether the Loans are Revolver Loans or Term Loans; and

         (c)      if applicable, designate Revolver Loans as CE/PA Revolver
Loans; and

         (d) be received by Administrative Agent not later than 1:00 p.m., Boston, Massachusetts time, on (i) the day on which any such Base Rate Loans are to be made, or (ii) the third Business Day preceding the day on which any such Eurodollar Loans are to be made.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Administrative Agent shall give each Lender prompt notice of the terms thereof. If all conditions precedent to such new Loans have been met, each Lender will on the date requested promptly remit to Administrative Agent at Administrative Agent's office in Boston, Massachusetts the amount of such Lender's Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, Administrative Agent shall promptly make such Loans available to Borrower. Unless Administrative Agent shall have received prompt notice from a Lender that such Lender will not make available to Administrative Agent such Lender's new Loan, Administrative Agent may in its discretion assume that such Lender has made such Loan available to Administrative Agent in accordance with this section and Administrative Agent may if it chooses, in reliance upon such assumption, make such Loan available to Borrower. If and to the extent such Lender shall not so make its new Loan available to Administrative Agent, such Lender and Borrower severally agree to pay or repay to Administrative Agent within three days after demand the amount of such Loan together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is paid or repaid to Administrative Agent, with interest at (i) the Federal

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Funds Rate, if such Lender is making such payment and (ii) the interest rate applicable at the time to the other new Loans made on such date, if Borrower is making such repayment. If neither such Lender nor Borrower pays or repays to Administrative Agent such amount within such three-day period, Administrative Agent shall be entitled to recover from Borrower, on demand, in lieu of the interest provided for in the preceding sentence, interest thereon at the Default Rate, calculated from the date such amount was made available to Borrower. The failure of any Lender to make any new Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new Loan, but no Lender shall be responsible for the failure of any other Lender to make any new Loan to be made by such other Lender.

         Section 2.3 Continuations and Conversions of Existing Loans. Borrower may make the following elections with respect to Term Loans or Revolver Loans already outstanding: to Convert, in whole or in part, Base Rate Loans to Eurodollar Loans, to Convert, in whole or in part, Eurodollar Loans to Base Rate Loans on the last day of the Interest Period applicable thereto, and to Continue, in whole or in part, Eurodollar Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrower may combine existing Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Loans made pursuant to one Borrowing into separate new Borrowings, provided that (i) Borrower may have no more than five (5) Borrowings of Eurodollar Loans that are Revolver Loans or five (5) Borrowings of Eurodollar Loans that are Term Loans outstanding at any time and (ii) no combinations may be made between Borrowings constituting Revolver Loans on the one hand and Borrowings constituting Term Loans on the other hand. To make any such election, Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

         (a) specify the existing Loans which are to be Continued or Converted;

         (b) specify (i) the aggregate amount of any Borrowing of Base Rate Loans into which such existing Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of Eurodollar Loans into which such existing Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Eurodollar Loans), and the length of the applicable Interest Period; and

         (c) be received by Administrative Agent not later than 1:00 p.m., Boston, Massachusetts time, on (i) the day on which any such Continuation or Conversion to Base Rate Loans is to occur, or (ii) the third Business Day preceding the day on which any such Continuation or Conversion to Eurodollar Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
by Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Borrower. During the continuance of any Default, Borrower may not make any election to Convert existing Loans into Eurodollar Loans or Continue existing Loans as Eurodollar Loans beyond the expiration of their respective and corresponding Interest Period then in effect. If (due to the existence of a Default or for any other reason) Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing Eurodollar Loans at least three days prior to the end of the Interest Period applicable thereto, such Eurodollar Loans, to the extent not prepaid at the end of such Interest Period, shall automatically be Converted into Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate, Interest Period or Type applicable to already outstanding Loans.

         Section 2.4 Use of Proceeds. Borrower shall use all proceeds of the Term Loans (i) to refinance the term loans and the revolving loans under the Existing Credit Agreement and (ii) to pay in the ordinary course, on or after the Closing Date, the current liabilities of Borrower existing on the Closing Date, (iii) to finance a portion of the Transactions, (iv) to provide working capital after giving effect to the Transactions, and (v) to pay the out-of-pocket expenses incurred and fees payable in respect of the Transactions and this Agreement. Borrower shall use the proceeds of all Revolver Loans (i) to pay the out-of-pocket expenses incurred and fees payable in respect of the Transactions and this Agreement, (ii) to the extent of Revolver Loans designated as CE/PA Revolver Loans, for capital expenditures, including the Bossier Project, and Permitted Acquisitions, (iii) for working capital purposes, and
(iv) for general business purposes not specified in clauses (i), (ii) and (iii) of this sentence. Borrower may use the proceeds of the Term Loans or the Revolver Loans to fund a loan to HHI pursuant to clause (a) of the definition of Permitted HHI Investments. Borrower shall use all Letters of Credit solely for the purposes specified in Section 2.7(e). In no event shall any Loan or any Letter of Credit be used (i) directly or indirectly by any Person for personal, family, household or agricultural purposes, (ii) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or (iii) to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Borrower represents and warrants that Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

         Section 2.5 Optional Prepayments of Loans. Borrower may, upon three Business Days' notice to Administrative Agent (which notice shall be irrevocable, and Administrative Agent will promptly give notice to the other Lenders), from time to time and without premium or penalty (other than Eurodollar Loan breakage costs, if any) prepay the Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Loans equals $200,000 or any higher integral multiple of $100,000. Each prepayment of principal under this

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

         Section 2.6 Mandatory Prepayments.

         (a) Upon receipt of Net Sale Proceeds that are Excess Sale Proceeds, Borrower will immediately apply such Excess Sale Proceeds (i) first, prepay a principal amount of the outstanding Term Loans equal to the Excess Sale Proceeds and (ii) next, to the extent such Excess Sale Proceeds exceed the principal amount of the Term Loans, repay the Revolver Loans.

         (b) If at any time any Restricted Person shall incur any Additional Indebtedness, Borrower will (i) first, prepay a principal amount of the outstanding Term Loans equal to the net cash proceeds (net of underwriters', purchasers' or arrangers' discounts, commissions and fees, legal, accountancy, registration, or printing fees and expenses and other fees and expenses incurred in connection with such offering to be paid or reimbursed by the issuer and net of any taxes, if any, paid or payable as a result thereof) of such Additional Indebtedness and (ii) next, to the extent such net cash proceeds exceed the principal amount of the Term Loans, repay the Revolver Loans. The foregoing shall not be construed to permit the incurrence of Indebtedness not otherwise permitted by Section 7.1.

         (c) If at any time any Restricted Person shall receive any cash Equity Contribution (other than contributions from Borrower or a Subsidiary of Borrower), Borrower will (i) first, prepay a principal amount of the outstanding Term Loans equal to fifty percent (50%) of the net cash proceeds thereof (net of underwriters' or purchasers' discounts and commissions, legal, accountancy, registration, or printing fees and expenses and other fees and expenses incurred in connection with an offering of Equity to be paid or reimbursed by the issuer and net of any taxes, if any, paid or payable as a result thereof) and (ii) next, to the extent that such fifty percent (50%) of net cash proceeds exceeds the principal amount of the Term Loans, repay the Revolver Loans.

         Section 2.7 Letters of Credit. Subject to the terms and conditions hereof, during the Commitment Period Borrower may request LC Issuer to issue, amend, or extend the expiration date of, one or more Letters of Credit, provided that:

         (a) after taking such Letter of Credit into account, the aggregate amount of all outstanding LC Obligations does not exceed $40,000,000;

         (b) after taking such Letter of Credit into account, the Revolver Facility Usage does not exceed the Revolver Commitment at such time;

         (c) the expiration date of such Letter of Credit is prior to the earlier of (i) (A) 75 days after the issuance thereof if issued for the purposes set forth in clause (e)(i) of this Section, or (B) 365 days after the issuance thereof if issued for the purposes set forth in clause (e)(ii) of this Section, and (ii) 30 days prior to the end of the Commitment Period;

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         (d)      the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject LC Issuer to any cost which is not reimbursable under Article III;

         (e) such Letter of Credit is (i) related to the purchase or exchange by Borrower of Hydrocarbon Inventory or (ii) used to satisfy or secure bonding requirements arising in the ordinary course of business (all such Letters of Credit for the purposes set forth in this clause (e)(ii) shall not exceed an aggregate amount at any one time outstanding of $5,000,000) and, in either case, is in form and upon terms as shall be acceptable to LC Issuer in its sole and absolute discretion;

         (f) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

LC Issuer will honor any such request if the foregoing conditions (a) through
(f) (in the following Section 2.8 called the "LC Conditions") have been met as of the date of issuance, amendment, or extension of such Letter of Credit.

         Section 2.8 Requesting Letters of Credit. Borrower must make written application for any Letter of Credit at least two Business Days before the date on which Borrower desires for LC Issuer to issue such Letter of Credit. By making any such written application, unless otherwise expressly stated therein, Borrower shall be deemed to have represented and warranted that the LC Conditions described in Section 2.7 will be met as of the date of issuance of such Letter of Credit. Each such written application for a Letter of Credit must be made in writing in the form and substance of Exhibit E, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by LC Issuer and Borrower). If all LC Conditions for a Letter of Credit have been met as described in Section 2.7 on any Business Day before 1:00 p.m., Boston, Massachusetts time, LC Issuer will issue such Letter of Credit on the same Business Day at LC Issuer's Domestic Lending Office. If the LC Conditions are met as described in Section 2.7 on any Business Day on or after 1:00 p.m., Boston, Massachusetts time, LC Issuer will issue such Letter of Credit on the next succeeding Business Day at LC Issuer's Domestic Lending Office. If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

         Section 2.9 Reimbursement and Participations.

         (a) Reimbursement. Each Matured LC Obligation shall constitute a loan by LC Issuer to Borrower. Borrower promises to pay to LC Issuer, or to LC Issuer's order, on demand, the full amount of each Matured LC Obligation together with interest thereon (i) at the Base Rate plus the Base Rate Margin to and including the second Business Day after the Matured LC Obligation is incurred and (ii) at the Default Rate applicable to Base Rate Loans on each day thereafter.

         (b) Letter of Credit Advances. If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder then Borrower may, during the interval between the

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

making thereof and the honoring thereof by LC Issuer, request Lenders to make Revolver Loans to Borrower in the amount of such draft or demand, which Revolver Loans shall be made concurrently with LC Issuer's payment of such draft or demand and shall be immediately used by LC Issuer to repay the amount of the resulting Matured LC Obligation. Such a request by Borrower shall be made in compliance with all of the provisions hereof, provided that for the purposes of the first sentence of Section 2.1, the amount of such Revolver Loans shall be considered, but the amount of the Matured LC Obligation to be concurrently paid by such Revolver Loans shall not be considered.

         (c) Participation by Lenders. LC Issuer irrevocably agrees to grant and hereby grants to each Lender, and - to induce LC Issuer to issue Letters of Credit hereunder - each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from LC Issuer, on the terms and conditions hereinafter stated and for such Lender's own account and risk an undivided interest equal to such Lender's Revolver Percentage of LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured LC Obligation paid by LC Issuer thereunder. Each Lender unconditionally and irrevocably agrees with LC Issuer that, if a Matured LC Obligation is paid under any Letter of Credit for which LC Issuer is not reimbursed in full by Borrower in accordance with the terms of this Agreement and the related LC Application (including any reimbursement by means of concurrent Revolver Loans or by the application of LC Collateral), such Lender shall (in all circumstances and without set-off or counterclaim) pay to LC Issuer on demand, in immediately available funds at LC Issuer's address for notices hereunder, such Lender's Revolver Percentage of such Matured LC Obligation (or any portion thereof which has not been reimbursed by Borrower). Each Lender's obligation to pay LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is paid by such Lender to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is not paid by such Lender to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Base Rate plus the Base Rate Margin.

         (d) Distributions to Participants. Whenever LC Issuer has in accordance with this section received from any Lender payment of such Lender's Revolver Percentage of any Matured LC Obligation, if LC Issuer thereafter receives any payment of such Matured LC Obligation or any payment of interest thereon (whether directly from Borrower or by application of LC Collateral or otherwise, and excluding only interest for any period prior to LC Issuer's demand that such Lender make such payment of its Revolver Percentage), LC Issuer will distribute to such Lender its Revolver Percentage of the amounts so received by LC Issuer; provided, however, that if any such payment received by LC Issuer must thereafter be returned by LC Issuer, such Lender shall return to LC Issuer the portion thereof which LC Issuer has previously distributed to it.

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

         (e) Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by LC Issuer to Borrower or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

         Section 2.10 No Duty to Inquire.

         (a) Drafts and Demands. LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

         (b) Extension of Maturity. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of Borrower, or if the amount of any Letter of Credit is increased at the request of Borrower, this Agreement shall be binding upon all Restricted Persons with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by LC Issuer, LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

         (c) Transferees of Letters of Credit. If any Letter of Credit provides that it is transferable, LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by LC Issuer to any purported transferee or transferees as determined by LC Issuer is hereby authorized and approved, and Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

         Section 2.11 LC Collateral.

         (a) Acceleration of LC Obligations. If the Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless the Administrative Agent, acting on the instruction of Majority Lenders, shall otherwise specifically elect to the contrary (which election may thereafter be retracted by the Administrative Agent, acting on the instruction of Majority Lenders, at any time), all LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrower shall be obligated to pay to LC Issuer immediately an amount equal to the aggregate LC Obligations which are then outstanding to be held as LC Collateral. Nothing in this subsection shall, however, limit or impair any rights which LC Issuer may have under any other document or agreement relating to any Letter of Credit, LC Collateral or LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by Borrower and any LC Collateral under
Section 3.1.

         (b) Investment of LC Collateral. Pending application thereof, all LC Collateral shall be invested by LC Issuer in such Cash Equivalents as LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured LC Obligations or other Obligations which are due and payable. When all Obligations have been satisfied in full, including all LC Obligations, all Letters of Credit have expired or been terminated, and all of Borrower's reimbursement obligations in connection therewith have been satisfied in full, LC Issuer shall release any remaining LC Collateral. Borrower hereby assigns and grants to LC Issuer for the benefit of Lenders a continuing security interest in all LC Collateral paid by it to LC Issuer, all Investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured LC Obligations and its Obligations under this Agreement, each Note, and the other Loan Documents, and Borrower agrees that such LC Collateral, Investments and proceeds shall be subject to all of the terms and conditions of the Security Documents. Borrower further agrees that LC Issuer shall have all of the rights and remedies of a secured party under the UCC with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest.

         (c) Payment of LC Collateral. If Borrower is required to provide LC Collateral for any reason but fails to do so as required, LC Issuer or Administrative Agent may without prior notice to Borrower or any other Restricted Person provide such LC Collateral (whether by application of proceeds of other Collateral, by transfers from other accounts maintained with LC Issuer, or otherwise) using any available funds of Borrower or any other Person also liable to make such payments, and LC Issuer or Administrative Agent will give notice thereof to Borrower promptly after such application or transfer. Any such amounts which are required to be provided as LC Collateral and which are not provided on the date required shall, for purposes of each Security Document, be considered past due Obligations owing hereunder, and LC Issuer is hereby authorized to exercise its respective rights under each Security Document to obtain such amounts.

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

         Section 2.12 Interest Rates and Fees; Reduction in Commitment.

         (a) Interest Rates. Unless the Default Rate shall apply, (i) each Base Rate Loan shall bear interest on each day outstanding at the Base Rate plus the Base Rate Margin in effect on such day and (ii) each Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Eurodollar Rate plus the Eurodollar Rate Margin in effect on such day. During a Default Rate Period, all Loans shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable Base Rate, the Base Rate Margin, the Eurodollar Rate or the Eurodollar Rate Margin changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

         (b) Commitment Fees. In consideration of each Lender's commitment to make Revolver Loans, Borrower will pay to Administrative Agent for the account of each Lender a commitment fee determined on a daily basis equal to the Commitment Fee Rate in effect on such day times such Lender's Revolver Percentage of the unused portion of the Revolver Commitment on each day during the Commitment Period, determined for each such day by deducting from the amount of the Revolver Commitment at the end of such day the Revolver Facility Usage. This commitment fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the Commitment Period.

         (c) Reduction in Revolver Commitment. Borrower shall have the right from time to time to permanently reduce the Revolver Commitment, provided that (i) notice of such reduction is given not less than two Business Days prior to such reduction, (ii) the resulting Revolver Commitment is not less than the Revolver Facility Usage, and (iii) each partial reduction shall be in an amount at least equal to $1,000,000 and in multiples of $500,000 in excess thereof.

         (d) Letter of Credit Fees. In consideration of LC Issuer's issuance of any Letter of Credit, Borrower agrees to pay to Administrative Agent, for the account of all Lenders in accordance with their respective Revolver Percentages, a letter of credit fee equal to the Letter of Credit Fee Rate (or the Default Rate during the Default Rate Period) applicable each day times the face amount of such Letter of Credit. Such fee will be calculated on the face amount of each Letter of Credit outstanding on each day at the above applicable rates and will be payable in arrears on the last day of each Fiscal Quarter. In addition, Borrower will pay to LC Issuer a minimum administrative issuance fee equal to the greater of $150 or one-eighth percent (0.125%) per annum of the face amount of each letter of credit and such other fees and charges customarily charged by the LC Issuer in respect of any issuance, amendment or negotiation of any Letter of Credit in accordance with the LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

         (e) Administrative Agent's Fees. In addition to all other amounts due to Administrative Agent under the Loan Documents, Borrower will pay fees to Administrative Agent as described in a letter agreement of even date herewith between Administrative Agent and Borrower.

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

                       ARTICLE III - Payments to Lenders

         Section 3.1 General Procedures. Borrower will make each payment which it owes under the Loan Documents to Administrative Agent for the account of the Lender Party to whom such payment is owed in lawful money of the United States of America, (unless otherwise expressly provided in this Agreement), without set-off, deduction or counterclaim, and in immediately available funds. Each such payment must be received by Administrative Agent not later than noon, Boston, Massachusetts time, on the date such payment becomes due and payable. Any payment received by Administrative Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Administrative Agent's Note. When Administrative Agent collects or receives money on account of the Obligations, Administrative Agent shall promptly distribute all money so collected or received, and each Lender Party shall apply all such money so distributed, as follows:

         (a) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Administrative Agent under Section 6.9 or 10.4 and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

         (b) then for the prepayment of amounts owing under the Loan Documents (other than principal on the Notes) if so specified by Borrower;

         (c) then for the prepayment of principal on the Notes, together with accrued and unpaid interest on the principal so prepaid, and then held as LC Collateral pursuant to Section 2.11(c); and

         (d)      last, for the payment or prepayment of any other Obligations.

All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and accrued interest thereon in compliance with Sections 2.5 and 2.6, as applicable. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by Administrative Agent pro rata to each Lender Party then owed Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided that if any Lender then owes payments to LC Issuer for the purchase of a participation under Section 2.9(c) or to Administrative Agent under Section 9.4, any amounts otherwise distributable under this section to such Lender shall be deemed to belong to LC Issuer or Administrative Agent, respectively, to the extent of such unpaid payments, and Administrative Agent shall apply such amounts to make such unpaid payments rather than distribute such

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

amounts to such Lender. Administrative Agent shall be required to make payments to each Lender by wire transfer to such Lender's Applicable Lending Office.

         Section 3.2 Capital Reimbursement. If either (a) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law, or (b) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital required or expected to be maintained by any Lender Party or any corporation controlling any Lender Party, then, within five Business Days after demand by such Lender Party, Borrower will pay to Administrative Agent for the benefit of such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts which such Lender Party shall determine to be appropriate to compensate such Lender Party or any corporation controlling such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by or in whole or in part based on the existence of the face amount of such Lender Party's Loans, Letters of Credit, participations in Letters of Credit or commitments under this Agreement.

         Section 3.3 Increased Cost of Eurodollar Loans or Letters of Credit. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

         (a) shall change the basis of taxation of payments to any Lender Party of any principal, interest, or other amounts attributable to any Eurodollar Loan or Letter of Credit or otherwise due under this Agreement in respect of any Eurodollar Loan or Letter of Credit (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

         (b) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Eurodollar Loan or any Letter of Credit (excluding those for which such Lender Party is fully compensated pursuant to adjustments made in the definition of Eurodollar
Rate) or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

         (c) shall impose on any Lender Party or the interbank eurocurrency deposit market any other condition affecting any Eurodollar Loan or Letter of Credit, the result of which is to increase the cost to any Lender Party of funding or maintaining any Eurodollar Loan or of issuing any Letter of Credit or to reduce the amount of any sum receivable by any Lender Party in respect of any Eurodollar Loan or Letter of Credit by an amount deemed by such Lender Party to be material, then such Lender Party shall promptly notify Administrative Agent and Borrower in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation),

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

whereupon (i) Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to Administrative Agent for the account of such Lender Party and (ii) Borrower may elect, by giving to Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such Eurodollar Loans into Base Rate Loans.

         Section 3.4 Notice; Change of Applicable Lending Office. A Lender Party shall notify Borrower of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under Section 3.2, 3.3 or
3.5 hereof as promptly as practicable, but in any event within 90 days, after such Lender Party obtains actual knowledge thereof; provided, that (i) if such Lender Party fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender Party shall, with respect to compensation payable pursuant to Section 3.2, 3.3 or 3.5 in respect of any costs resulting from such event, only be entitled to payment under Section 3.2, 3.3 or
3.5 hereof for costs incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender Party will furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Section 3.2, 3.3 or 3.5 hereof.

         Section 3.5 Availability. If (a) any change in applicable Laws, or in the interpretation or administration thereof of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for any Lender Party to fund or maintain Eurodollar Loans or to issue or participate in Letters of Credit, or shall materially restrict the authority of any Lender Party to purchase or take offshore deposits of dollars (i.e., "eurodollars"), or
(b) any Lender Party determines that matching deposits appropriate to fund or maintain any Eurodollar Loan are not available to it, or (c) any Lender Party determines that the formula for calculating the Eurodollar Rate does not fairly reflect the cost to such Lender Party of making or maintaining loans based on such rate, then, upon notice by such Lender Party to Borrower and Administrative Agent, Borrower's right to elect Eurodollar Loans from such Lender Party (or, if applicable, to obtain Letters of Credit) shall be suspended to the extent and for the duration of such illegality, impracticability or restriction and all Eurodollar Loans of such Lender Party which are then outstanding or are then the subject of any Borrowing Notice and which cannot lawfully or practicably be maintained or funded shall immediately become or remain, or shall be funded as, Base Rate Loans of such Lender Party. Borrower agrees to indemnify each Lender Party and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         Section 3.6 Funding Losses. In addition to its other obligations hereunder, Borrower will indemnify each Lender Party against, and reimburse each Lender Party on demand for, any loss or expense incurred or sustained by such Lender Party (including any loss or expense

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
incurred by reason of the liquidation or reemployment of deposits or other funds acquired by a Lender Party to fund or maintain Eurodollar Loans), as a result of
(a) any payment or prepayment (whether or not authorized or required hereunder) of all or a portion of a Eurodollar Loan on a day other than the day on which the applicable Interest Period ends, (b) any payment or prepayment, whether or not required hereunder, of a Loan made after the delivery, but before the effective date, of a Continuation/Conversion Notice, if such payment or prepayment prevents such Continuation/Conversion Notice from becoming fully effective, (c) the failure of any Loan to be made or of any Continuation/Conversion Notice to become effective due to any condition precedent not being satisfied or due to any other action or inaction of any Restricted Person, or (d) any Conversion (whether or not authorized or required hereunder) of all or any portion of any Eurodollar Loan into a Base Rate Loan or into a different Eurodollar Loan on a day other than the day on which the applicable Interest Period ends. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         Section 3.7 Reimbursable Taxes. Borrower covenants and agrees that:

         (a) Borrower will indemnify each Lender Party against and reimburse each Lender Party for all present and future stamp and other taxes, duties, levies, imposts, deductions, charges, costs, and withholdings whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any Eurodollar Loans or Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of Administrative Agent or such Lender Party or any Applicable Lending Office of such Lender Party (or franchise or equivalent taxes) by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "Reimbursable Taxes" in this section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         (b) All payments on account of the principal of, and interest on, each Lender Party's Loans and Note, and all other amounts payable by Borrower to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrower. In the event of Borrower being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrower shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrower should make any deduction or withholding as aforesaid, Borrower shall within 60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

         (c) If Borrower is ever required to pay any Reimbursable Tax with respect to any Eurodollar Loan, Borrower may elect, by giving to Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such Eurodollar Loan into a Base Rate Loan, but such election shall not diminish Borrower's obligation to pay all Reimbursable Taxes.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         (d) Notwithstanding the foregoing provisions of this section, Borrower shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of any Lender Party, other than a Lender Party (i) who is a U.S. person for Federal income tax purposes or (ii) who has the Prescribed Forms on file with Administrative Agent (with copies provided to Borrower) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to Administrative Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this section, "Prescribed Forms" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of the Lender Party providing the forms or statements,
(y) the Code, or (z) any applicable rules or regulations thereunder, permit Borrower to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

         Section 3.8 Replacement of Lenders. If any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.7, then within ninety days thereafter - provided no Event of Default then exists - Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring such Lender Party to assign its Loans and Notes and its commitments hereunder to an Eligible Transferee reasonably acceptable to Administrative Agent and Borrower, provided that: (i) all Obligations of Borrower owing to such Lender Party being replaced (including such increased costs and any breakage costs with respect to any outstanding Eurodollar Loans), but excluding principal and accrued interest on the Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and (ii) the replacement Eligible Transferee shall purchase the Note being assigned by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest and accrued and unpaid commitment fees thereon. In connection with any such assignment Borrower, Administrative Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 10.5. Notwithstanding the foregoing rights of Borrower under this section, however, Borrower may not replace any Lender Party which seeks reimbursement for increased costs under
Section 3.2 through 3.7 unless Borrower is at the same time replacing all Lender Parties which are then seeking such compensation.

                  ARTICLE IV - Conditions Precedent to Credit

         Section 4.1 Documents to be Delivered. No Lender has any obligation to make its first Loan, and LC Issuer has no obligation to issue the first Letter of Credit unless Administrative Agent shall have received all of the following, at Administrative Agent's office in

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Boston, Massachusetts, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent and Syndication Agent:

         (a) This Agreement and any other documents that Lenders are to execute in connection herewith.

         (b)      Each Note.

         (c)      Each Security Document listed in the Security Schedule.

         (d)      Certain certificates including:

                  (i) An "Omnibus Certificate" of the secretary and of the president of LA GP, which shall contain the names and signatures of the officers of LA GP authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of LA GP and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of each Restricted Person and all amendments thereto, certified by the appropriate official of such Restricted Person's jurisdiction of organization, and (3) a copy of any bylaws, agreement of limited partnership or operating agreement of each Restricted Person; and

                  (ii) A certificate of the president and of the chief financial officer of LA GP, regarding satisfaction of Section 4.3(a) through (d).

         (e) A certificate (or certificates) of the due formation, valid existence and good standing of each Restricted Person in its respective jurisdiction of organization, issued by the appropriate authorities of such jurisdiction, and certificates of each Restricted Person's good standing and due qualification to do business, issued by appropriate officials in any jurisdictions in which such Restricted Person owns property subject to Security Documents.

         (f)      Documents similar to those specified in subsections (d)(i) and
(e) of this section with respect to each Guarantor and the execution by it of its guaranty of Borrower's Obligations.

         (g) A favorable opinion of Vinson & Elkins L.L.P., counsel to Restricted Persons, substantially in the form set forth in Exhibit G, and a favorable opinion of local counsel to Administrative Agent for the state of Oklahoma satisfactory to Administrative Agent.

         (h)      The Initial Financial Statements and Initial Projections.

         (i) Certificates or binders evidencing Restricted Persons' insurance in effect on the date hereof accompanied by a certificate of an appropriate officer confirming that the insurance is in effect as of such date.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         (j) Copies of such permits and approvals regarding the property and business of Restricted Persons as Administrative Agent may request.

         (k) Payment of all commitment, facility, agency and other fees required to be paid to any Lender pursuant to any Loan Documents or any commitment or fee agreement heretofore entered into.

         (l) A certificate of the chief financial officer of LA GP (i) certifying the Initial Pro Forma Financial Statements of Borrower delivered pursuant to clause (h) above and reflecting pro forma compliance with each event specified in Section 7.14, and (ii) certifying that Borrower's Consolidated EBITDA for the twelve month period ended September 30, 2003 was not less than $90,000,000.

         (m) A certificate of the chief financial officer of General Partner certifying the Initial Pro Forma Financial Statements of Master Partnership delivered pursuant to clause (h) above and reflecting pro forma compliance with each event specified in Section 7.14.

         (n) Borrower shall have delivered to Administrative Agent copies of all charter or other formation documents of Master Partnership and the Intermediate Entities.

         Section 4.2 Contemporaneous Closings. No Lender has any obligation to make its first Loan, and LC Issuer has no obligation to issue its first Letter of Credit, unless contemporaneously with the first Loan or Letter of Credit hereunder the following conditions have been met in form and substance satisfactory to Administrative Agent and Syndication Agent:

         (a) All Transactions contemplated by the Transaction Documents shall have been consummated in compliance with each of the terms and conditions thereof. No amendment, modification or waiver shall have been made to any of the Transaction Documents except as shall have been approved by Administrative Agent and Syndication Agent.

         (b) After giving effect to the consummation of the Transactions, all representations and warranties made in any Loan Document shall be true on and as of such date.

         (c) Master Partnership shall have received proceeds of an issuance of Common Units on or after December 31, 2003 in an amount of not less than $200,000,000 (prior to the payment of applicable discounts, fees, expenses and commissions).

         (d) Administrative Agent shall have received a certificate of General Partner confirming compliance with the requirements of Section 4.2 (a),
(b) and (c), with attached copies of the Transaction Documents, each certified as being true, correct and complete.

         (e) All obligations under the Existing Credit Agreement shall have been paid in full, except to the extent they are continued under this Agreement with respect to any Lender.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         Section 4.3 Additional Conditions Precedent. No Lender has any obligation to make any Loan (including its first), and LC Issuer has no obligation to issue any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

         (a) All representations and warranties made by any Restricted Person in any Loan Document shall be true on and as of the date of such Loan or the date of issuance of such Letter of Credit as if such representations and warranties had been made as of the date of such Loan or the date of issuance of such Letter of Credit except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders.

         (b) No Default shall exist at the date of such Loan or the date of issuance of such Letter of Credit.

         (c) (i) No Material Adverse Change shall have occurred, (ii) no event or circumstance shall have occurred that would reasonably be expected to cause a Material Adverse Change, (iii) no material adverse change shall have occurred in the consolidated financial condition, business, operations, assets or prospects of the Master Partnership and (iv) no event or circumstance shall have occurred that would reasonably be expected to cause a material adverse change in the consolidated financial condition, business, operations, assets or prospects of the Master Partnership, other than, in the case of clauses (iii) and (iv), changes resulting solely from general, regional, industry-wide, or economy-wide developments.

         (d) Each Restricted Person shall have performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date of such Loan or the date of issuance of such Letter of Credit.

         (e) The making of such Loan or the issuance of such Letter of Credit shall not be prohibited by any Law and shall not subject any Lender or any LC Issuer to any penalty or other onerous condition under or pursuant to any such Law.

         (f) Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in Section 4.1 (including opinions of legal counsel for Restricted Persons and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to (i) the accuracy and validity of or compliance with all representations, warranties and covenants made by any Restricted Person in this Agreement and the other Loan Documents,
(ii) the satisfaction of all conditions contained herein or therein, and (iii) all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form, substance and date.

                   ARTICLE V - Representations and Warranties

         To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Agreement and to extend credit hereunder, Borrower represents and warrants to each Lender that:

         Section 5.1 No Default. No Restricted Person is in default in the performance of any of the covenants and agreements contained in any Loan Document. No event has occurred and is continuing which constitutes a Default.

         Section 5.2 Organization and Good Standing. Each Restricted Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Restricted Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where the failure to so qualify has not had, and could not reasonably be expected to have, a Material Adverse Effect.

         Section 5.3 Authorization. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Borrower is duly authorized to borrow funds hereunder.

         Section 5.4 No Conflicts or Consents. The execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of any Restricted Person or any of its Affiliates, or
(3) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person or any of its Affiliates, (ii) result in the acceleration of any Indebtedness owed by any Restricted Person or any of its Affiliates, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person or any of its Affiliates except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents or disclosed in the Disclosure Schedule, no permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents. No Restricted Person is in breach of or in default under any instrument, license or other agreement applicable to or binding upon such Restricted Person, which breach or default has had, or could reasonably be expected to have, a Material Adverse Effect.

         Section 5.5 Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

         Section 5.6 Initial Financial Statements.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         (a) Borrower has heretofore delivered to each Lender true, correct and complete copies of the Initial Financial Statements.

         (b) The Initial Borrower Financial Statements fairly present Borrower's Consolidated and consolidating financial position at the date thereof and the Consolidated and consolidating results of Borrower's operations for the periods thereof, and in the case of the annual Initial Borrower Financial Statements, Consolidated cash flows for the period thereof. Since the date of the annual Initial Borrower Financial Statements, no Material Adverse Change has occurred, except as reflected in the quarterly Initial Borrower Financial Statements or in the Disclosure Schedule. All Initial Borrower Financial Statements were prepared in accordance with GAAP.

         (c) To the knowledge of Borrower, the Initial Master Partnership Financial Statements fairly present Master Partnership's Consolidated and consolidating financial position at the date thereof and the Consolidated and consolidating results of Master Partnership's operations for the period thereof. Since the date of the Initial Master Partnership Financial Statements, no Material Adverse Change has occurred, except as reflected in the Disclosure Schedule. To the knowledge of Borrower, all Initial Master Partnership Financial Statements were prepared in accordance with GAAP.

         (d) All Initial Pro Forma Financial Statements of Borrower were prepared in good faith in accordance with GAAP based upon assumptions specified therein with such pro forma adjustments as have been specified therein. The Initial Projections of Borrower were prepared in good faith based upon assumptions specified therein with such pro forma adjustments as have been accepted by Administrative Agent.

         (e) To the knowledge of Borrower, all Initial Pro Forma Financial Statements of Master Partnership were prepared in good faith in accordance with GAAP based upon assumptions specified therein with such pro forma adjustments as have been specified therein. To the knowledge of Borrower, the Initial Projections of Master Partnership were prepared in good faith based upon assumptions specified therein with such pro forma adjustments as have been accepted by Administrative Agent.

         Section 5.7 Other Obligations and Restrictions. No Restricted Person has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) that exceed $1,000,000 in the aggregate and not shown in the Initial Financial Statements, disclosed in the Disclosure Schedule or otherwise permitted under Section 7.1. Each Restricted Person has paid all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property, except to the extent that any of the foregoing is not yet due or is being in good faith contested as permitted by Section 6.7.

         Section 5.8 Full Disclosure. No written certificate, statement or other information delivered herewith or heretofore by any Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
were made, not misleading as of the date made or deemed made. All written information furnished after the date hereof by or on behalf of any Restricted Person to Administrative Agent or any Lender Party in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect in light of the circumstances in which made, or based on reasonable estimates on the date as of which such information is stated or certified. There is no fact known to any Restricted Person that has not been disclosed to each Lender in writing which could cause a Material Adverse Change.

         Section 5.9 Litigation. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule and except for matters that could not reasonably be expected to exceed $1,000,000 (net of insurance) in the aggregate:
(i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person or affecting any Collateral (including, without limitation, any which challenge or otherwise pertain to any Restricted Person's title to any Collateral) before any Tribunal, and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person or any Restricted Person's stockholders, partners, directors or officers or affecting any Collateral.

         Section 5.10 Labor Disputes and Acts of God. Except as disclosed in the Disclosure Schedule, neither the business nor the properties of any Restricted Person has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which has had, or could reasonably be expected to have, a Material Adverse Effect.

         Section 5.11 ERISA Plans and Liabilities. All currently existing ERISA Plans are listed in the Disclosure Schedule. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Except as set forth in the Disclosure Schedule: (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Code exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, and (ii) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits by more than $500,000.

         Section 5.12 Compliance with Laws. Except as set forth in the Disclosure Schedule, each Restricted Person has all permits, licenses and authorizations required in connection with the conduct of its businesses, except to the extent failure to have any such permit, license or authorization has not had, and could not reasonably be expected to have, a Material Adverse Effect. Each Restricted Person is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Law or in any regulation, code, plan, order, decree, judgment,

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply has not had, and could not reasonably be expected to have, a Material Adverse Effect. Without limiting the foregoing, each Restricted Person (i) has filed and maintained all tariffs applicable to its business with each applicable agency, (ii) and all such tariffs are in compliance with all Laws administered or promulgated by each applicable agency and (iii) has imposed charges on its customers in compliance with such tariffs, all contracts applicable to its business and all applicable Laws. As used herein, "agency" includes the Federal Energy Regulatory Commission and each other US federal, state, or local governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over any Restricted Person or its properties.

         Section 5.13 Environmental Laws. Without limiting the provisions of
Section 5.12 and except as set forth in the Disclosure Schedule:

         (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed, and, to Borrower's knowledge, no investigation or review is pending or threatened by any Tribunal or any other Person with respect to any of the following which in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect (i) any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials, either by any Restricted Person or on any property owned by any Restricted Person, (ii) any remedial action which might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal, or Release, or (iii) any alleged failure by any Restricted Person to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal, or Release.

         (b) No Restricted Person otherwise has any known material contingent liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials.

         (c) No Restricted Person has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned or leased by any Restricted Person to an extent that such handling has had, or could reasonably be expected to have, a Material Adverse Effect.

         (d) Except to the extent that the following in the aggregate has not had, and could not reasonably be expected to have, a Material Adverse
Effect:

                  (i) no PCBs are or have been present at any properties now or previously owned or leased by any Restricted Person;

                  (ii) no asbestos is or has been present at any properties now or previously owned or leased by any Restricted Person;

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  (iii)there are no underground storage tanks for Hazardous
                       Materials, active or abandoned, at any properties now or previously owned or leased by any Restricted Person; and

                  (iv) no Hazardous Materials have been Released at, on or
                       under any properties now or previously owned or leased by any Restricted Person.

         (e) No Restricted Person has transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS, nor, except to the extent that has not had, and could not reasonably be expected to have, a Material Adverse Effect, any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against any Restricted Person for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

         (f) No property now or previously owned or leased by any Restricted Person is listed or proposed for listing on the National Priority list promulgated pursuant to CERCLA, in CERCLIS, nor, except to the extent that has not had, and could not reasonably be expected to have, a Material Adverse Effect, on any similar state list of sites requiring investigation or clean-up.

         (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Restricted Person, and no government actions of which Borrower is aware have been taken or are in process which could subject any of such properties to such Liens; nor to the knowledge of Borrower, is any Restricted Person required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by such Restricted Person in any deed to such properties.

         (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession of any Restricted Person in relation to any properties or facility now or previously owned or leased by any Restricted Person which have not been made available to Administrative Agent.

         (i) All Restricted Persons are conducting their businesses in material compliance with all applicable Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply has not had, and could not reasonably be expected to have, a Material Adverse Effect; (ii) none of the operations or properties of Borrower or any of its Subsidiaries is the subject of federal, or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, unless such remedial action has not had, and could not reasonably be expected to have, a Material Adverse Effect; and (iii) no Restricted Person has filed any notice under any Law indicating that any such Person is

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any such Person, unless such failure so to comply has not had, and could not reasonably be expected to have, a Material Adverse Effect.

         Section 5.14 Names and Places of Business. No Restricted Person has, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of each Restricted Person are (and for the preceding five years have been) located at the address of Borrower set out in Section
10.3. Except as indicated in the Disclosure Schedule or otherwise disclosed in writing to Administrative Agent, no Restricted Person has any other office or place of business.

         Section 5.15 Borrower's Subsidiaries. Borrower does not presently have any Subsidiary or own any stock in any other corporation or association except those listed in the Disclosure Schedule or disclosed to Administrative Agent in writing. Neither Borrower nor any Restricted Person is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in the Disclosure Schedule or disclosed to Administrative Agent in writing. Borrower owns, directly or indirectly, the equity membership or partnership interest in each of its Subsidiaries which is indicated in the Disclosure Schedule or as disclosed to Administrative Agent in writing.

         Section 5.16 Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted Person's business. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property unless such failure or violation has not had, and could not reasonably be expected to have, a Material Adverse Effect.

         Section 5.17 Government Regulation. Neither Borrower nor any other Restricted Person owing Obligations is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

         Section 5.18 Insider. No Restricted Person, nor any Person having "control" (as that term is defined in 12 U.S.C. Section 375b(9) or in regulations promulgated pursuant thereto) of any Restricted Person, is a "director" or an "executive officer" or "principal shareholder" (as those terms are defined in 12 U.S.C. Section 375b(8) or (9) or in regulations promulgated pursuant thereto)

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of any Lender, of a bank holding company of which any Lender is a Subsidiary or of any Subsidiary of a bank holding company of which any Lender is a Subsidiary.

         Section 5.19 Solvency. Upon giving effect to the issuance of the Notes, the execution of the Loan Documents by Borrower and each Guarantor and the consummation of the transactions contemplated hereby, (i) Borrower and each Guarantor will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws), and the sum of Borrower's and each Guarantor's absolute and contingent liabilities, including the Obligations or guarantees thereof, shall not exceed the fair market value of such Restricted Person's assets, and (ii) Borrower's and each Guarantor's capital should be adequate for the businesses in which such Restricted Person is engaged and intends to be engaged. Neither Borrower nor any Restricted Person has incurred (whether under the Loan Documents or otherwise), nor does any Restricted Person intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

         Section 5.20 Credit Arrangements. Except as set forth on the Disclosure Schedule, neither Master Partnership nor any of its Subsidiaries (other than any Restricted Person) (for purposes of this Section, the "related party") is party to or subject to any credit agreement, loan agreement, indenture, purchase agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) that requires, by a covenant of such related party or otherwise, such related party to limit or restrict any action of any Restricted Person or that obligates such related party to cause any Restricted Person to take any action (other than (i) limitations or restrictions on transactions or dealings between any related party or any Restricted Person, and (ii) provisions of the type contained in the Heritage Note Purchase Agreements as in effect on the date of this Agreement).

         Section 5.21 Consummation of Transaction. The Transactions have been consummated in accordance with the Transaction Documents.

                       ARTICLE VI - Affirmative Covenants

         To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and extend credit hereunder, Borrower covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

         Section 6.1 Payment and Performance. Each Restricted Person will pay all amounts due under the Loan Documents, to which it is a party, in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Loan Documents to which it is a party.

         Section 6.2 Books, Financial Statements and Reports. Each Restricted Person will at all times maintain full and accurate books of account and records. Borrower will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal

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Year, and will furnish the following statements and reports to each Lender at
Borrower's expense:

         (a) As soon as available, and in any event within ninety-five (95) days after (i) August 31, 2004 and (ii) the end of each Fiscal Year thereafter,
(A) complete Consolidated financial statements of Borrower together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by KPMG Peat Marwick LLP, or other independent certified public accountants selected by General Partner and acceptable to Administrative Agent, stating that such Consolidated financial statements have been so prepared and
(B) supporting unaudited consolidating balance sheets, consolidating statements of income and cash flows and consolidating statement of partners' capital (or stockholders' equity, as applicable) of each other Restricted Person. These financial statements shall contain a Consolidated and consolidating balance sheet as of the end of such Fiscal Year and Consolidated and consolidating statements of earnings for such Fiscal Year. Such Consolidated financial statements shall set forth in comparative form the corresponding figures for the preceding Fiscal Year (or comparable period). In addition, at the time of delivery of such statements, Borrower will furnish a certificate signed by such accountants (A) stating that they have read this Agreement, (B) confirming the calculations made by Borrower showing compliance (or non-compliance) at the end of such Fiscal Year with the requirements of Section 7.14, and (C) further stating that in making their examination and reporting on the Consolidated financial statements described above they obtained no knowledge of any Default existing at the end of such Fiscal Year, or, if they did so conclude that a Default existed, specifying its nature and period of existence.

         (b) As soon as available, and in any event no later than January 30, 2004 with respect to the Fiscal Quarter ended on November 30, 2003, and within fifty (50) days after the end of each Fiscal Quarter thereafter, (i) Borrower's Consolidated balance sheet as of the end of such Fiscal Quarter and Borrower's Consolidated statements of income, partners' capital and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and (ii) supporting consolidating balance sheets and statements of income of each other Restricted Person, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments. Such Consolidated financial statements shall set forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition Borrower will, together with each such set of financial statements and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in the form of Exhibit F, signed on behalf of Borrower by the chief financial officer, principal accounting officer or treasurer of General Partner, stating that such financial statements are accurate and complete in all material respects (subject, in the case of Fiscal Quarter-end statements, to normal year-end adjustments), stating that he has reviewed the Loan Documents, containing calculations showing compliance (or non-compliance) at the end of such Fiscal Quarter with the requirements of Section 7.14, and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

         (c) As soon as practical and in any event within ninety five (95) days after the end of each Fiscal Year, (i) complete Consolidated financial statements of Master Partnership, together

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

with all notes thereto, setting forth in each case, in comparative form, corresponding Consolidated figures from the preceding annual audit, all in reasonable detail supported by Grant Thornton LLP, or other independent public accountants of recognized national standing selected by Master Partnership, whose report shall be without limitation as to the scope of the audit (provided that such report shall not include within the scope of the audit the consolidating statements required by clause (ii)); provided however, that at any time when Master Partnership shall be subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the Annual Report on Form 10-K of Master Partnership for such Fiscal Year prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause (c)(i), and (ii) if requested by Administrative Agent, consolidating balance sheets, statements of income and cash flows and a consolidating statement of partners' capital (or stockholders' equity, as applicable) of Master Partnership and its Subsidiaries for such Fiscal Year, setting forth, in each case, in comparative form, figures for the preceding Fiscal Year, certified by an authorized financial officer of Master Partnership as presenting fairly, in all material respects, the information contained therein, in accordance with GAAP (except for the absence of footnotes).

         (d) As soon as practical and in any event within fifty (50) days after the end of each Fiscal Quarter, (i) Master Partnership's Consolidated balance sheet as of the end of such Fiscal Quarter and Master Partnership's Consolidated statements of income, partners' capital and cash flows for such Fiscal Quarter for the period from the beginning of the current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case, in comparative form, figures for the corresponding period in the preceding Fiscal Year, all in reasonable detail and satisfactory in form to Administrative Agent and certified by an authorized financial officer of Master Partnership as presenting fairly, in all material respects, the information contained therein (except for the absence of footnotes and subject to changes resulting from normal year-end adjustments), in accordance with GAAP; provided however, that at any time when Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the Quarterly Report on Form 10-Q of Master Partnership for such Fiscal Quarter prepared in accordance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause
(d)(i), and (ii) if requested by Administrative Agent, consolidating balance sheets and statements of income of Master Partnership and its Subsidiaries for such Fiscal Quarter, setting forth in each case, in comparative form, figures for the corresponding period in the preceding Fiscal Year, all in reasonable detail and satisfactory in form to Administrative Agent and certified by an authorized financial officer of Master Partnership as presenting fairly, in all material respects, the information contained therein (except for the absence of footnotes and subject to changes resulting from normal year-end adjustments), in accordance with GAAP.

         (e) As soon as available, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a business and financial plan for Borrower (in form reasonably satisfactory to Administrative Agent), prepared or caused to be prepared by a senior financial officer thereof, setting forth for the first year thereof, quarterly financial projections and budgets for Borrower, and thereafter yearly financial projections during the Commitment Period.

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

         (f) As soon as available, and in any event within thirty (30) days after the end of each Fiscal Year, an environmental compliance certificate signed by the president or chief executive officer of General Partner in the form attached hereto as Exhibit H. Further, if requested by Administrative Agent, Restricted Persons shall permit and cooperate with an environmental and safety review made in connection with the operations of Restricted Persons' properties one time during each Fiscal Year, by consultants selected by Administrative Agent and reasonably acceptable to Borrower, which review shall, if requested by Administrative Agent, be arranged and supervised by environmental legal counsel for Administrative Agent, and the reasonable cost and expense of such consultant shall be paid by Borrower. The consultant shall render a verbal or written report, as specified by Administrative Agent, based upon such review at Restricted Persons' cost and expense and, if in writing, a copy thereof will be provided to Restricted Persons.

         (g) Concurrently with the annual renewal of Restricted Persons' insurance policies, Restricted Persons shall at their own cost and expense, if requested by Administrative Agent in writing, cause a certificate or report to be issued by Administrative Agent's professional insurance consultants or other insurance consultants satisfactory to Administrative Agent certifying that Restricted Persons' insurance for the next succeeding year after such renewal (or for such longer period for which such insurance is in effect) complies with the provisions of this Agreement and the Security Documents.

         (h) By 10:00 a.m., Boston Massachusetts time, the first Monday of each Fiscal Quarter, a report on a mark to market basis of all Hedging Contracts in respect of commodities or purchase, sale or other contracts related to commodities that are not priced on an index that eliminates price risk as of the close of business on the previous Friday, and together with such report a complete list of all net realized losses on any contracts of that type for the prior twelve months in form satisfactory to Administrative Agent.

         (i) As soon as available, and in any event no later than the time of delivery of the financial statements under Section 6.2(b), a report setting forth volumes, prices and margins for all marketing, gathering and processing activities of Borrower and its Subsidiaries, in form satisfactory to Administrative Agent.

         (j) As soon as available, and in any event no later than the time of delivery of the financial statements under Section 6.2(b), reports of commodity price-risk mitigation activities (which shall include all Lender Hedging Obligation positions), plant operating statements, capital expenditures, and other acquisitions and divestitures of Borrower and its Subsidiaries, in form satisfactory to Administrative Agent.

         Section 6.3 Other Information and Inspections. Each Restricted Person will furnish to each Lender any information which Administrative Agent or any Lender may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Restricted Persons' businesses and operations. Each Restricted Person will permit representatives appointed by Administrative Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Restricted Person's property, including its books of

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and, upon prior notice to Borrower, its representatives. Without limitation of the foregoing, within ninety (90) days after the Closing Date and on each anniversary of the Closing Date, and in addition once during each Fiscal Year, if requested by Administrative Agent at the instruction of Majority Lenders, Borrower shall permit commercial financial examiners appointed by Administrative Agent to conduct a commercial finance examination of the business and assets of Restricted Persons and in connection with such examination to have full access to and the right to examine, audit, make abstracts and copies from, and inspect Restricted Persons' records, files, books of account and all other documents, instruments and agreements to which a Restricted Person is a party. Borrower shall pay all reasonable costs and expenses of Administrative Agent associated with any such examination.

         Section 6.4 Notice of Material Events and Change of Address. Each Restricted Person will notify each Lender Party, not later than five (5) Business Days after any executive officer of Restricted Persons has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

         (a)      the occurrence of any Material Adverse Change,

         (b)      the occurrence of any Default,

         (c) the acceleration of the maturity of any Indebtedness owed by any Restricted Person or of any default by any Restricted Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could cause a Material Adverse Change,

         (d)      the occurrence of any Termination Event,

         (e) Under any Environmental Law, any claim of $1,000,000 or more, any notice of potential liability which might reasonably be expected to exceed such amount, or any other material adverse claim asserted against any Restricted Person or with respect to any Restricted Person's properties taken as a whole,

         (f) the filing of any suit or proceeding, or the assertion in writing of a claim against any Restricted Person or with respect to any Restricted Person's properties in which an adverse decision could reasonably be expected to have a Material Adverse Effect, and

         (g) the occurrence of any event of default by Master Partnership or any of its Subsidiaries in the payment or performance of (i) any material obligations such Person is required to pay or perform under the terms of any indenture, mortgage, deed of trust, security agreement, lease, and franchise, or other agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound, to the extent such default or event of default could reasonably be expected to have a Material Adverse Effect in the

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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

consolidated financial condition, business, operations, assets or prospects of the Master Partnership, or (ii) any Indebtedness.

Upon the occurrence of any of the foregoing (other than with respect to Master Partnership and its Subsidiaries (other than Restricted Persons)), Restricted Persons will take all necessary or appropriate steps to remedy promptly any such Material Adverse Effect, Default, acceleration, default, or Termination Event, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. Restricted Persons will also notify Administrative Agent and Administrative Agent's counsel in writing at least twenty Business Days prior to the date that any Restricted Person changes its name or its location under the Uniform Commercial Code, furnishing with such notice any necessary financing statement amendments or requesting Administrative Agent and its counsel to prepare the same.

         Section 6.5 Maintenance of Properties. Each Restricted Person will maintain, preserve, protect, and keep all Collateral and all other property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) and in compliance with all applicable Laws, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

         Section 6.6 Maintenance of Existence and Qualifications. Each Restricted Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify has not had, and could not reasonably be expected to have, a Material Adverse Effect.

         Section 6.7 Payment of Trade Liabilities, Taxes, etc. Each Restricted Person will (a) timely file all required tax returns including any extensions;
(b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (c) except with respect to purchases of Hydrocarbon Inventory, within one hundred twenty (120) days after the date such goods are delivered or such services are rendered, pay all Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (d) pay all Liabilities owed by it to sellers of Hydrocarbon Inventory on or before the thirty-fifth (35th) day following the last day of the month in which such Hydrocarbon Inventory was delivered or, if later, the due date for such Liability that may be specified in the purchase agreement for such Hydrocarbon Inventory (provided such amounts that are customarily paid following the submission of invoices have been properly invoiced to such Restricted Person for at least twenty-five (25) days), (e) pay and discharge when due all other Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (f) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Each Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof (or the amount thereof that remains unpaid) by appropriate proceedings, if necessary, and has set aside on its books adequate cash reserves therefor in amounts that are required by GAAP.

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         Section 6.8 Insurance. Each Restricted Person shall at all times maintain insurance for its property in accordance with the Insurance Schedule which insurance shall be by financially sound and reputable insurers. Each Restricted Person will maintain any additional insurance coverage as described in the respective Security Documents. Upon demand by Administrative Agent any insurance policies covering Collateral shall be endorsed (a) to provide for payment of losses to Administrative Agent as its interests may appear, (b) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without fifteen days prior notice to Administrative Agent, and (c) to provide for any other matters specified in any applicable Security Document or which Administrative Agent may reasonably require. Each Restricted Person shall at all times maintain insurance against its liability for injury to persons or property in accordance with the Insurance Schedule, which insurance shall be by financially sound and reputable insurers. Without limiting the foregoing, each Restricted Person shall at all time maintain liability insurance in accordance with the Insurance Schedule.

         Section 6.9 Performance on Borrower's Behalf. If any Restricted Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Loan Document, Administrative Agent may pay the same after notice of such payment by Administrative Agent is given to Borrower. Borrower shall immediately reimburse Administrative Agent for any such payments and each amount paid by Administrative Agent shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by Administrative Agent.

         Section 6.10 Interest. Borrower hereby promises to each Lender to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender) which Borrower has in this Agreement promised to pay to such Lender and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

         Section 6.11 Compliance with Agreements and Law. Each Restricted Person will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, and franchise, and each agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto and will maintain in good standing all licenses that may be necessary or appropriate to carry on its business, except for failures so to comply that have not had, and could not reasonably be expected to have, a Material Adverse Effect.

         Section 6.12 Environmental Matters; Environmental Reviews.

         (a) Each Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

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

         (b) Each Restricted Person will promptly furnish to Administrative Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any Restricted Person or General Partner, or of which it has notice, pending or threatened against any Restricted Person, the potential liability of which exceeds or might reasonably be expected to exceed $1,000,000 or could reasonably be expected to have a Material Adverse Effect if resolved adversely against any Restricted Person, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

         (c) Each Restricted Person will promptly furnish to Administrative Agent all requests for information, notices of claim, demand letters, and other notifications, received by any Restricted Person or General Partner in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, the potential liability of which exceeds or might reasonably be expected to exceed $1,000,000 or could reasonably be expected to have a Material Adverse Effect if resolved adversely against any Restricted Person.

         Section 6.13 Evidence of Compliance. Each Restricted Person will furnish to each Lender at such Restricted Person's expense all evidence which Administrative Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Restricted Person in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

         Section 6.14 Agreement to Deliver Security Documents. Restricted Persons will deliver to further secure the Obligations and any Lender Hedging Obligations whenever requested by Administrative Agent in its sole and absolute discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to Administrative Agent for the purpose of granting, confirming, and perfecting first and prior liens or security interests in any real or personal property now owned or hereafter acquired by any Restricted Person.

         Section 6.15 Perfection and Protection of Security Interests and Liens. Each Restricted Person will from time to time deliver to Administrative Agent any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Restricted Persons in form and substance satisfactory to Administrative Agent, which Administrative Agent requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations.

         Section 6.16 Bank Accounts; Offset. To secure the repayment of the Obligations, each Restricted Person hereby grants to each Lender a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise, and each of which shall be upon and against (a) any and all moneys, securities or other property (and the proceeds therefrom) of such

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

Restricted Person now or hereafter held or received by or in transit to any Lender from or for the account of such Restricted Person, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of such Restricted Person with any Lender, and (c) any other credits and claims of such Restricted Person at any time existing against any Lender, including claims under certificates of deposit. At any time and from time to time during the continuance of any Event of Default, each Lender is hereby authorized to foreclose upon, or to offset against the Obligations then due and payable (in either case without notice to any Restricted Person), any and all items herein above referred to. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other.

         Section 6.17 Guaranties of Subsidiaries. Each Subsidiary of Borrower now existing or created, acquired or coming into existence after the date hereof shall execute and deliver to Administrative Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder, which guaranty shall be satisfactory to Administrative Agent in form and substance. Each Subsidiary of Borrower existing on the date hereof shall duly execute and deliver such a guaranty prior to the making of any Loan hereunder. Borrower will cause each of its Subsidiaries to deliver to Administrative Agent, simultaneously with its delivery of such a guaranty, written evidence satisfactory to Administrative Agent and its counsel that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such guaranty and any other documents which it is required to execute.

         Section 6.18 Compliance with Agreements. Each Restricted Person shall observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to such Restricted Person or to Restricted Persons on a Consolidated basis or materially significant to any Guarantor, unless any such failure to so observe, perform or comply is remedied within the applicable period of grace (if any) provided in such agreement or instrument.

         Section 6.19 Rents. By the terms of the various Security Documents, certain Restricted Persons are and will be assigning to Administrative Agent, for the benefit of Lender Parties, all of the "Rents" (as defined therein) accruing to the property covered thereby. Notwithstanding any such assignments, so long as no Default has occurred and is continuing, (i) such Restricted Persons may continue to receive and collect from the payors of such Rents all such Rents, subject, however, to the Liens created under the Security Documents, which Liens are hereby affirmed and ratified, and free and clear of such Liens, use the proceeds of the Rents, and (ii) Administrative Agent will not notify the obligors of such Rents or take any other action to cause proceeds thereof to be remitted to Administrative Agent. Upon the occurrence of a Default, Administrative Agent may exercise all rights and remedies granted under the Security Documents, including the right to obtain possession of all Rents then held by such Restricted Persons or to receive directly from the payors of such Rents all other Rents until such time as such Default is no longer continuing. If Administrative Agent shall receive any Rent proceeds from any payor at any time other than during the continuance of a Default, then it shall notify

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Borrower thereof and (i) upon request and pursuant to the instructions of
Borrower, it shall, if no Default is then continuing, remit such proceeds to the Borrower and (ii) at the request and expense of Borrower, execute and deliver a letter to such payors confirming Restricted Persons' right to receive and collect Rents until otherwise notified by Administrative Agent. In no case shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such Rents constitute in any way a waiver, remission or release of any of its rights under the Security Documents, nor shall any release of any Rents by Administrative Agent to such Restricted Persons constitute a waiver, remission, or release of any other Rents or of any rights of Administrative Agent to collect other Rents thereafter.

         Section 6.20 Operating Practices. Each Restricted Person shall operate its business in a manner that is consistent with the policies and procedures approved by the board of directors of General Partner and in effect on, and delivered to Administrative Agent and Lenders prior to, the date hereof, and revisions thereto referred to in the following sentence. Borrower shall review such policies and procedures at least annually, and shall promptly recommend to the board of directors of General Partner such revisions to such policies and procedures as may be recommended by Restricted Persons' or, upon consultation with Borrower and its consultants and at the request of Administrative Agent, Administrative Agent's third party consultants, to remedy deficiencies in internal controls, and Borrower shall promptly provide a report to Lenders regarding such policies and procedures, including such policies and procedures which the board of directors of General Partner could adopt and has adopted.

         Section 6.21 Regarding the Systems. Each Restricted Person will cause to be maintained in full force and effect all easements, rights of way, servitudes, leases, and other agreements necessary to the operations of the Systems and will properly and timely pay all rents and other payments due under the provisions thereof. No Restricted Person will permit any of the Systems to be subject to any contractual or other arrangement for gathering, transporting, storage or other services (except for contractual or other arrangements existing on the date of this Agreement which represent not more than two percent (2%) of the Consolidated annual revenue of Borrower) (i) whereby payment is or can be deferred for a substantial period after the month in which performance occurred or is or can be made other than in cash, (ii) which is not on a bona fide arms-length basis and at commercial reasonable prices, on terms which are customary in the industry, or (iii) for which prepayments have been received other than prepayments for services to be performed and settled within 60 days after the date of such prepayment in the ordinary course of business. No Restricted Person will permit to exist any imbalances in respect to the Systems except for those imbalances incurred in the ordinary course of business that are settled within 60 days after the end of the month in which such imbalance occurs. No Restricted Person will permit to exist curtailment of services in connection with the Systems other than as required by applicable Laws or as a result of events of force majeure. Restricted Persons will use reasonable efforts to cure any events of force majeure. No Restricted Person will permit to exist any contract in connection with the Systems for consideration or other terms in contravention of applicable Laws and will not receive consideration other than in accordance with applicable contracts and applicable Laws. Each Restricted Person will cause all material equipment, improvements, fixtures and other tangible personal property forming a part of the Systems to remain located on the real property constituting part of the Systems except for (i) portions thereof temporarily located elsewhere in the course of normal operations of the Systems, (ii)

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temporary relocation of meters, treatment units, and other equipment at storage locations and on terms acceptable to Administrative Agent, and (iii) sales or disposals permitted by Section 7.5. Each Restricted Person will at all times cause to be maintained all material governmental licenses and permits necessary or appropriate to own and operate the Systems. No Restricted Person will permit any Systems or any material part thereof to be leased to a third party, to cease to operate (except as a result of customary events of force majeure) or to be abandoned.

         Section 6.22 Maintenance of Separateness.

         (a)      Borrower will, and will cause each other Restricted Person to:

                  (i) maintain books and records separate from those of any other Person, including any of its partnership interest holders or any Affiliate or Subsidiary;

                  (ii) maintain its assets in such a manner that it is not more costly or difficult to segregate, identify or ascertain such assets; and

                  (iii) observe all organizational formalities.

         (b)      Borrower and the other Restricted Persons, collectively, will:

                  (i) hold themselves out to creditors and the public as separate and distinct from any other Person, including General Partner, Master Partnership and their Subsidiaries (other than Restricted Persons);

                  (ii) conduct their business in their respective names or in business names or trade names of the Borrower, and use stationary, invoices and checks separate from those of General Partner, Master Partnership and their Subsidiaries (other than Restricted Persons); and

                  (iii) not assume, guarantee or pay the debts or obligations of or hold themselves out as being available to satisfy the obligations of any other Person, including General Partner, Master Partnership and their Subsidiaries (other than Restricted Persons), except as is expressly permitted by the terms of this Agreement.

         (c) To the extent that Borrower or any other Restricted Person shares the same officers or other employees as any of its Affiliates (other than another Restricted Person), the salaries of and expenses relating to providing benefits to such officers and employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associates with all such common officers and employees.

         (d) To the extent that Borrower or any other Restricted Person jointly contracts with any of its Affiliates (other than another Restricted Person) to do business with vendors or service providers or to share overhead expenses, the costs incurred in doing so shall be allocated fairly among such entities and each such entity shall bear its fair share of such costs. To the extent that Borrower or any other Restricted Person contracts or does business with vendors or service providers where the goods and services are partially for the benefit of an Affiliate (other than

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another Restricted Person), the costs incurred in doing so shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs.

         (e) To the extent that Borrower or any other Restricted Person have officers in the same location as any of its Affiliates, (other than another Restricted Person), there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                        ARTICLE VII - Negative Covenants

         To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and make the Loans, Borrower covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

         Section 7.1 Indebtedness. No Restricted Person will in any manner owe or be liable for Indebtedness except:

         (a)      the Obligations;

         (b) Indebtedness of Borrower arising under Hedging Contracts permitted under Section 7.3;

         (c) Indebtedness of any Restricted Person owing to another Restricted Person;

         (d) guaranties by Borrower of trade payables of any of its Subsidiaries incurred and paid in the ordinary course of business on ordinary trade terms;

         (e)      Permitted Subordinated Debt;

         (f) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within 2 Business Days after its incurrence;

         (g) Indebtedness owed to any Person providing workers' compensation, health, disability or other employee benefits or property, casualty or liability insurance to any Restricted Person in the ordinary course of business, pursuant to reimbursement or indemnification obligations to such Person;

         (h) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business; and

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         (i)      other Indebtedness of Borrower not to exceed in the aggregate principal amount of $5,000,000 at any one time outstanding.

         Section 7.2 Limitation on Liens. No Restricted Person will create, assume or permit to exist (i) any Lien upon any accounts, inventory, cash or investment securities which constitute Collateral except (A) Permitted Inventory Liens, (B) statutory Liens in respect of First Purchase Payables, (C) Liens described in clauses (a), (c), (e) and (f) of clause (ii) below, and (D) any other Liens expressly permitted to encumber such Collateral under any Security Document covering such Collateral or (ii) any Lien upon any of the properties or assets, other than such Collateral described in clause (i) above which it now owns or hereafter acquires except the following (Liens, to the extent permitted by this Section, herein called "Permitted Liens"):

         (a) Liens created pursuant to this Agreement or the Security Documents and Liens existing on the date of this Agreement and listed in the Disclosure Schedule.

         (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

         (c) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation;

         (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's, or other like Liens (including, without limitation, Liens on property of any Restricted Person in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts which are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

         (e) Liens on cash margin collateral securing only Hedging Contracts permitted under Section 7.3;

         (f) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Restricted Person;

         (h) Liens in respect of operating leases and Capital Leases permitted under Section 7.1 covering only the property subject thereto;

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         (i)      rights reserved to or vested in any governmental authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to revoke or terminate any such right, power, franchise, grant, license or permit or to condemn or acquire by eminent domain or similar process;

         (j) rights reserved to or vested by Law in any governmental authority to in any manner, control or regulate in any manner any of the properties of any Restricted Person or the use thereof or the rights and interests of any Restricted Person therein, in any manner under any and all Laws;

         (k) rights reserved to the grantors of any properties of any Restricted Person, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

         (l) inchoate Liens in respect of pending litigation or with respect to a judgment which has not resulted in an Event of Default under
Section 8.1; and

         (m) Liens existing on any property of a Person at the time such Person becomes a Restricted Person or existing at the time of acquisition upon any property acquired by the purchase, merger or consolidation or otherwise (whether or not the Indebtedness secured thereby shall have been assumed); provided, however, that in the case of any such Lien (i) such Lien shall at all times be confined solely to any such property and, if required by the terms of the instrument creating such Lien, other property which is an improvement to such acquired property, (ii) such Lien was not created in anticipation of such transaction, and (iii) the Indebtedness secured by such Lien shall be permitted under Section 7.1.

         Section 7.3 Hedging Contracts. No Restricted Person will be a party to or in any manner be liable on:

         (a)      any Hedging Contract, except:

                  (i) Hedging Contracts entered into by Borrower with the purpose and effect of fixing interest rates on a principal amount of indebtedness of Borrower that is accruing interest at a variable rate; provided that (A) the aggregate notional amount of such contracts never exceeds one hundred percent (100%) of the anticipated outstanding principal balance of the Indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (B) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding Indebtedness to be hedged by such contract and (C) each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or an Affiliate of any Lender at the time such contract is entered into) at the time the contract is made has long-term unsecured and unenhanced debt obligations rated BBB+ or Baa1 or better, respectively, by either Rating Agency or is otherwise acceptable to Majority Lenders.

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                  (ii) Hedging Contracts by a Restricted Person with the purpose and effect of fixing the price for Hydrocarbon Inventory not to exceed 100% of Projected Open Hydrocarbon Inventory for the current month and future months; provided, that each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender or an Affiliate of any Lender at the time such contract is entered into) at the time the contract is made has long-term unsecured and unenhanced debt obligations rated BBB+ or Baa1 or better, respectively, by either Rating Agency or is otherwise acceptable to Majority Lenders. "Projected Open Hydrocarbon Inventory" means (A) the Hydrocarbon Inventory held by such Restricted Person for which price risk is not otherwise substantially eliminated, or (B) the Hydrocarbon Inventory anticipated to be acquired and received, or anticipated to be sold and delivered, by such Restricted Person (including, without limitation, natural gas liquids from processing by a Restricted Person), with such volume and period as corresponds to the volume and period under such Hedging Contract, for which price risk is not otherwise substantially eliminated (such as Hydrocarbon Inventory to be acquired or sold under any contract that is priced on index that substantially eliminates price risk for such Hydrocarbon Inventory).

         (b) any commodity, interest rate, currency or other swap, option, collar or other derivative transaction pursuant to which any Restricted Person speculates on the movement of commodity prices, securities prices, interest rates, financial markets, currency markets or other items; provided, that nothing contained in this sentence shall prohibit any Restricted Person from entering into non-speculative transactions permitted by Section 7.3(a).

         Section 7.4 Limitation on Mergers, Issuances of Securities. Except as expressly provided in this section, no Restricted Person will (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or a substantial portion of the business, assets or operations of a Person (whether in a single transaction or a series of related transactions) of, or capital stock of, or be a party to any acquisition of, any Person, except (i) Permitted Investments and (ii) Permitted Acquisitions; or (b) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales or transfers not prohibited under Section
7.5 hereof. Any Person, other than Borrower, that is a Subsidiary of a Restricted Person may, however, be merged into or consolidated with (i) another Subsidiary of such Restricted Person, so long as a Restricted Person is the surviving business entity, or (ii) such Restricted Person, so long as such Restricted Person is the surviving business entity. Borrower will not issue any securities other than (i) limited partnership interests and any options or warrants giving the holders thereof only the right to acquire such interests,
(ii) general partnership interests issued to LA GP and (iii) debt securities permitted by Section 7.1. No Subsidiary of Borrower will issue any additional shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional shares or other securities except a direct Subsidiary of a Restricted Person may issue additional shares or other securities to such Restricted Person or to Borrower so long as such Subsidiary is a Wholly Owned Subsidiary of Borrower after giving effect thereto. No Subsidiary of Borrower which is a partnership will allow any diminution of Borrower's interest (direct or indirect) therein.

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         Section 7.5 Limitation on Sales of Property. No Restricted Person will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its other assets or properties or any material interest therein except:

         (a) equipment and other personal property and fixtures that are either (i) obsolete for their intended purposes and disposed of in the ordinary course of business, or (ii) replaced by personal property or fixtures of comparable suitability owned by such Restricted Person free and clear of all Liens except Permitted Liens;

         (b) inventory which is sold in the ordinary course of business on ordinary trade terms;

         (c) sales or transfers, subject to the Security Documents, by a Person (other than Borrower) that is a Subsidiary of a Restricted Person to such Restricted Person or to a Wholly Owned Subsidiary of such Restricted Person; and

         (d) sales, transfers or other dispositions of other property for fair consideration that are in the best interests of Borrower and do not and will not materially impair or diminish the value of any Restricted Person's financial condition, business or operations; provided that:

                  (i) prior to and immediately after giving effect to such proposed sale no Default or Event of Default shall exist and be continuing, and the consummation of any such transaction would not result in a violation of Section 7.14, calculated for such purpose as of the date on which such sale is to be consummated on a pro forma basis after giving effect to any such sale, with Consolidated EBITDA calculated as at the last day of the most recently ended Fiscal Quarter as if such sale had occurred on the first day of the relevant four quarter period;

                  (ii) such sale is for consideration consisting of not less than 90% cash;

                  (iii) the proceeds of such sale, net of legal fees and other fees and expenses incurred in connection with such sale (the "Net Sale Proceeds"), shall have been applied as follows: (x) within one hundred twenty (120) days after the date of such receipt of Net Sale Proceeds to a Permitted Reinvestment, or (y) to the extent Net Sale Proceeds have not been applied pursuant to the immediately preceding clause (x), such amount (the "Excess Sale Proceeds") shall have been applied to prepay the Term Loans and Revolver Loans as provided in Section 2.6(b) (as used herein, "Permitted Reinvestment" means capital assets that will become a part of the Restricted Persons' Hydrocarbon Inventory marketing, gathering, transmission, processing, treating and pipeline operations, excluding Maintenance Capital Expenditures, and well hook up costs;

                  (iv) upon receipt of Net Sale Proceeds by a Restricted Person and until the application thereof as provided in clause (iii)(x) or (y) (such amount herein called the "Unused Proceeds Amount"), such Restricted Person shall either, or in combination equal to the total of such Net Sale Proceeds, both (A) maintain such Net Sale Proceeds in a segregated account with Administrative Agent or (B) apply such Net Sale Proceeds to prepay the Revolver Loans but without reduction of the Revolver Commitment; and

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                  (v) Administrative Agent shall have received an officer's
         certificate, satisfactory to Administrative Agent, at least 30 days prior to the consummation of such sale setting forth in reasonable detail satisfaction of the requirements of clauses (i) and (ii) of this
         Section 7.5 (d) and the calculation of the projected Net Sale Proceeds.

Any proceeds of insurance in respect of casualty to property that Borrower has determined (which determination must be made with reasonable promptness following such casualty) will not be applied to the repair or replacement thereof in accordance with the Security Documents shall be treated as Net Sale Proceeds upon such determination. No Restricted Person will sell, transfer or otherwise dispose of capital stock of or interest in any of its Subsidiaries except to Borrower or a Wholly Owned Subsidiary of Borrower. No Restricted Person will discount, sell, pledge or assign any notes payable to it, accounts receivable or future income. So long as no Default then exists, Administrative Agent will, at Borrower's request and expense, execute a release, satisfactory to Borrower and Administrative Agent, of any Collateral so sold, transferred, leased, exchanged, alienated or disposed of pursuant to clauses (a), (b) or (d) of this Section. No Restricted Person will engage in "trading" of Hydrocarbon Inventory or in the purchase or sale of Hydrocarbon Inventory other than pipeline loss allowance and physical gains.

         Section 7.6 Limitation on Dividends and Redemptions. No Restricted Person will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Restricted Person directly or indirectly make any capital contribution of any nature to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership or limited liability company interests in any Restricted Person (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Restricted Person, while any Loan or commitment hereunder is outstanding. Notwithstanding the foregoing, (i) Subsidiaries of a Restricted Person shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to such Restricted Person, and to such Subsidiary's Subsidiary GP pursuant to and in accordance with such Subsidiary's partnership agreement, (ii) no Restricted Person shall be restricted from making capital contributions of any nature to a Wholly Owned Subsidiary of such Restricted Person, and (iii) so long as Borrower shall be in pro forma compliance with each covenant set forth in Section 7.14 prior to and after giving effect to any distribution, and so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower may declare or order and make, pay or set apart, during each Fiscal Quarter, a distribution in respect of its partnership interests if such distribution, together with all other such distributions during such Fiscal Quarter do not exceed Available Cash for the immediately preceding Fiscal Quarter.

         Section 7.7 Limitation on Investments and New Businesses. No Restricted Person will (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (b) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, (c) make any acquisitions of or capital contributions to or other Investments in any Person, other than Permitted Investments, or (d) make any other acquisitions of properties or assets except in the ordinary course of business; provided that the forgoing shall not prohibit any Restricted Person from making any acquisition of assets consisting of capital

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

assets that will become a part of the Restricted Persons' Hydrocarbon Inventory marketing, gathering, transmission, processing, treating and pipeline operations or any acquisition that is permitted by the terms of this Agreement including Permitted Acquisitions. All transactions permitted under the foregoing subsections (a) through (d), inclusive, are subject to Section 7.5. LA GP will not engage in any business other than the ownership of the general partnership interest of the Borrower.

         Section 7.8 Limitation on Credit Extensions. Except for Permitted Investments and Hedging Contracts permitted under Section 7.3(a) hereof, no Restricted Person will extend credit, make advances or make loans other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business or to another Restricted Person in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

         Section 7.9 Transactions with Affiliates. No Restricted Person will engage in any material transaction with any of its Affiliates except: (a) transactions among Borrower and Wholly Owned Subsidiaries of Borrower, subject to the other provisions of this Agreement, (b) Permitted HHI Investments, and
(c) transactions entered into in the ordinary course of business of such Restricted Person on terms which are no less favorable to such Restricted Person than those which would have been obtainable at the time in arm's-length transactions with Persons other than such Affiliates.

         Section 7.10 Prohibited Contracts. Except as expressly provided for in the Loan Documents and as described in the Disclosure Schedule, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Subsidiary of Borrower to: (a) pay dividends or make other distributions to Borrower, (b) redeem equity interests held in it by Borrower, (c) repay loans and other indebtedness owing by it to Borrower, or (d) transfer any of its assets to Borrower. No Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Restricted Person to create Liens on any of its assets or property to secure the Obligations. No Restricted Person will enter into any "take-or-pay" contract or other contract or arrangement for the purchase of goods or services which obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No Restricted Person will amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of Administrative Agent or any Lender under or acquired pursuant to any Security Documents. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA that is subject to Title IV of ERISA.

         Section 7.11 Open Position; Trading. No Restricted Person shall at any time hold any inventory (excluding any inventory classified as a long term asset and working inventory not held for resale) or enter into or be obligated under any purchase or sale contract that is not priced on an index that eliminates price risk, in either case for which there is not an offsetting sale or purchase agreement, an offsetting physical inventory position (excluding inventory classified as

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

a long term asset and working inventory not held for resale), or an offsetting Hedging Contract, in each case that eliminates price risk, provided that any such offsetting agreement, inventory or Hedging Contract shall also eliminate any unusual or speculative basis risk. No Restricted Person shall fail to settle within thirty (30) days after the occurrence thereof, any pipeline delivery or receipt imbalance position or any other imbalance position. However, Restricted Persons may have such inventory, such purchase or sale obligations, and such imbalance positions not otherwise permitted by the forgoing sentences of this
Section 7.11; provided, that the aggregate liability of Restricted Persons on same does not exceed $5,000,000 at any one time. No Restricted Person will engage in trading, purchasing, selling or exchanging Hydrocarbon Inventory or any contract therefor except incidental to the business of gathering, transmitting, blending, storing or marketing by Restricted Persons.

         Section 7.12 Deposit Accounts. No Restricted Person shall at any time maintain any Deposit Account at any Bank (as such terms are defined in Article 9 of the UCC) other than Administrative Agent, except for Deposit Accounts whose deposits do not at any time exceed the aggregate amount of $1,500,000. No proceeds of Accounts or other Collateral shall be deposited (whether by check, wire transfer or lock-box service arrangement) in any Deposit Account other than a Deposit Account maintained at Administrative Agent or an account subject to an account access control agreement satisfactory to Administrative Agent.

         Section 7.13 Commingling of Deposit Accounts and Accounts. Borrower will not, nor will it permit any of its Subsidiaries to, commingle their respective Deposit Accounts or Accounts with the Deposit Accounts or Accounts of
(i) Heritage OLP or any of its Subsidiaries or (ii) Master Partnership or any of the Intermediate Entities.

         Section 7.14 Financial Covenants.

         (a) Interest Coverage Ratio. The ratio of Consolidated EBITDA for each period of four consecutive Fiscal Quarters, to Consolidated Interest Expense for such period, will never be less than 2.75 to 1.0.

         (b) Leverage Ratio. (i) At the end of each Fiscal Quarter, (ii) on each date on which Borrower makes a distribution permitted under Section 7.6, and (iii) on the date of each Permitted Acquisition, both immediately prior to and after giving effect to the consummation thereof, the Leverage Ratio will not be greater than 4.0 to 1.0.

         (c) Adjusted Consolidated Funded Indebtedness to Consolidated EBITDA. (i) At the end of each Fiscal Quarter, (ii) on each date on which Borrower makes a distribution permitted under Section 7.6, and (iii) on the date of each Permitted Acquisition, both immediately prior to and after giving effect to the consummation thereof, the ratio of Adjusted Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA will not be greater than (a) 5.25 to 1.0 on any applicable date of determination from the Closing Date and prior to November 30, 2005, and (b) 5.0 to 1.0 on any applicable date of determination thereafter.

                 ARTICLE VIII - Events of Default and Remedies

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         Section 8.1 Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

         (a) Any Restricted Person fails to pay the principal component of any Loan or any reimbursement obligation with respect to any Letter of Credit when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

         (b) Any Restricted Person fails to pay any Obligation (other than the Obligations in subsection (a) above), whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three Business Days after the same becomes due;

         (c) Any event defined as a "default" or "event of default" in any Loan Document occurs, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

         (d) Any Restricted Person fails to duly observe, perform or comply with any covenant, agreement or provision of Section 6.7(d) and such failure remains unremedied for ten (10) days; or any Restricted Person fails to duly observe, perform or comply with any covenant, agreement or provision of Section 6.4, Section 6.21 or Article VII;

         (e) Any Restricted Person fails (other than as referred to in subsections (a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document to which it is a party, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Administrative Agent to Borrower;

         (f) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made;

         (g) Any Loan Document at any time ceases to be valid, binding and enforceable as warranted in Section 5.5 for any reason other than its release or subordination by Lenders or Administrative Agent (as permitted under Section 10.1);

         (h) Any Restricted Person shall default in the payment when due of any principal of or interest on any of its other Indebtedness in excess of $1,500,000 in the aggregate (other than Indebtedness the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of such Restricted Person in accordance with GAAP), or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

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         (i)      Either (i) any "accumulated funding deficiency" (as defined in
Section 412(a) of the Code) in excess of $1,000,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or (ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $1,000,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

         (j)      Any Restricted Person:

                  (i) has entered against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it, in each case, which remains undismissed for a period of sixty days; or

                  (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or is generally unable to pay (or admits in writing its inability to so pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

                  (iii) has entered against it the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                  (iv) has entered against it the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any part of the Collateral in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                  (v) has entered against it a final judgment for the payment of money in excess of $1,500,000 (in each case not covered by insurance satisfactory to Administrative Agent in its discretion), unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

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                  (vi) suffers a writ or warrant of attachment or any similar process to be issued by any Tribunal against all or any substantial part of its assets or any part of the Collateral, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside;

         (k)      Any Change of Control occurs;

         (l) Borrower directly or indirectly declares, orders or pays any dividend on, any distribution in respect of, or any purchase, redemption, acquisition or retirement of, any partnership or other equity interest in Borrower, individually or in the aggregate, for any Fiscal Year in an amount greater than the product of (i) Borrower's Percentage of Aggregate Available Cash, multiplied by (ii) the Aggregate Partner Obligations;

         (m) Master Partnership or any of the Intermediate Entities shall incur any Indebtedness that is secured or has a weighted average life or maturity of less than six (6) months after the Maturity Date; or

         (n) Any event of default under any agreement governing secured indebtedness of Heritage OLP relating to (i) bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law with respect to Heritage OLP or any of its Subsidiaries, beyond any period of grace provided with respect thereto in such agreement, or (ii) non-payment of such secured indebtedness or any other indebtedness of Heritage OLP or any of its Subsidiaries, subject to the minimum dollar amount threshold of such indebtedness set forth in such agreement, provided that such non-payment continues for a period of three (3) Business Days beyond any period of grace provided with respect thereto in such agreement, unless, prior to the end of the three (3) Business Day period the lenders party to such agreement have accelerated the maturity of such indebtedness thereunder or blocked the payment or otherwise limited the payment by Heritage OLP of any scheduled "restricted payment" distribution in respect of any partnership or other equity interest in Heritage OLP, in which case such three (3) Business Day period shall no longer apply.

Upon the occurrence of an Event of Default described in subsection (j)(i),
(j)(ii) or (j)(iii) of this section with respect to Borrower, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further Loans and any obligation of LC Issuer to issue Letters of Credit hereunder shall be permanently terminated. During the continuance of any other Event of Default, Administrative Agent at any time and from time to time may with the consent of Majority Lenders (and upon written instructions from Majority Lenders, Administrative Agent shall), without notice to Borrower or any other Restricted Person, do either or both of the following:
(1) terminate any obligation of Lenders to make Loans hereunder and any obligation of LC Issuer to issue Letters of Credit hereunder, and (2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of

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

demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

         Section 8.2 Remedies. If any Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender Party may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.

         Section 8.3 Application of Proceeds after Acceleration. If Administrative Agent collects or receives money on account of the Obligations after the acceleration of the Obligations as provided in Section 8.1, Administrative Agent shall distribute all money so collected or received:

         (a) first to any reimbursements due Administrative Agent hereunder or under any of the Security Documents; and

         (b) then ratably to the payment of the Obligations, including LC Obligations (and among the outstanding Obligations in the manner provided in Section 3.1), and the Lender Hedging Obligations.

Administrative Agent shall have no responsibility to determine the existence or amount of Lender Hedging Obligations and may reserve from the application of amounts under this Section amounts distributable in respect of Lender Hedging Obligations until it has received evidence satisfactory to it of the existence and amount of such Lender Hedging Obligations.

                       ARTICLE IX - Administrative Agent

         Section 9.1 Appointment and Authority. Each Lender Party hereby irrevocably authorizes Administrative Agent, and Administrative Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to Administrative Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of Administrative Agent to the other Lender Parties is only that of one commercial lender acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute Administrative Agent a trustee or other fiduciary for any Lender Party or any holder of any participation in a Note nor to impose on Administrative Agent duties and obligations other than those expressly provided for in the Loan Documents. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of Administrative Agent, Administrative Agent shall not be required to exercise any discretion or take any action, and it

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may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of Majority Lenders (including itself) or all Lenders, if required, provided, however, that Administrative Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law. Upon receipt by Administrative Agent from Borrower of any communication calling for action on the part of Lenders or upon notice from Borrower or any Lender to Administrative Agent of any Default or Event of Default, Administrative Agent shall promptly notify each other Lender thereof.

         Section 9.2 Exculpation, Administrative Agent's Reliance, Etc. Neither Administrative Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Administrative Agent (a) may treat the payee of any Note as the holder thereof until Administrative Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to Administrative Agent; (b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of any Restricted Person or to inspect the property (including the books and records) of any Restricted Person; (e) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any instrument or document furnished in connection therewith; (f) may rely upon the representations and warranties of each Restricted Person or Lender Party in exercising its powers hereunder; and (g) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

         Section 9.3 Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of Borrower and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

         Section 9.4 Indemnification. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY BORROWER WITHIN TEN (10) DAYS AFTER DEMAND) FROM AND AGAINST SUCH LENDER'S PERCENTAGE SHARE OF ANY AND

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ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES,
ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ADMINISTRATIVE AGENT GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH ANY OF THE COLLATERAL, THE LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR IN TORT OR OTHERWISE AND INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS BY ANY PERSON OR ANY LIABILITIES OR DUTIES OF ANY PERSON WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ADMINISTRATIVE AGENT,

provided only that no Lender shall be obligated under this section to indemnify Administrative Agent for that portion, if any, of any liabilities and costs which is proximately caused by Administrative Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for such Lender's Percentage Share of any costs and expenses to be paid to Administrative Agent by Borrower under Section 10.4(a) to the extent that Administrative Agent is not timely reimbursed for such expenses by Borrower as provided in such section. As used in this section the term "Administrative Agent" shall refer not only to the Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         Section 9.5 Rights as Lender. In its capacity as a Lender, Administrative Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not Administrative Agent. Administrative Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any Restricted Person or their Affiliates, all as if it were not Administrative Agent hereunder and without any duty to account therefor to any other Lender.

         Section 9.6 Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under Security Documents or rights of banker's lien, set off, or counterclaim against Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by Administrative Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by Administrative Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to

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share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Administrative Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the provisions of Section 6.16, exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

         Section 9.7 Investments. Whenever Administrative Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever Administrative Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, Administrative Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Administrative Agent is otherwise required to invest funds pending distribution to Lender Parties, Administrative Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by Administrative Agent for distribution to Lender Parties (other than to the Person who is Administrative Agent in its separate capacity as a Lender Party) shall be held by Administrative Agent pending such distribution solely as Administrative Agent for such Lender Parties, and Administrative Agent shall have no equitable title to any portion thereof.

         Section 9.8 Benefit of Article IX. The provisions of this Article are intended solely for the benefit of Lender Parties, and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender (other than in relation to the reference to Section 6.16 contained in Section 9.6 or the right to reasonably approve a successor Administrative Agent under Section 9.9). Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrower or any other Restricted Person.

         Section 9.9 Resignation. Administrative Agent may resign at any time by giving written notice thereof to Lenders and Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation Majority Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval of Borrower, unless a Default has occurred and is continuing, which approval will not be unreasonably withheld. A successor must be appointed for any retiring Administrative Agent, and such Administrative Agent's resignation

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shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Administrative Agent's resignation, no successor Administrative Agent has been appointed and has accepted such appointment, then the retiring Administrative Agent may appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Administrative Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

         Section 9.10 Other Agents. The Persons identified herein as the Joint Lead Arrangers and Book Runners, the Syndication Agent, the Co-Documentation Agents, the Senior Managing Agent, and the Co-Agents (collectively the "Co-Agents"), in such capacities, shall not have any duties or responsibilities or incur any liabilities in such agency capacities (as opposed to its capacity as a Lender) under or in connection with this Agreement or under any of the other Loan Documents. The relationship between Borrower, on the one hand, and the Co-Agents and Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Co-Agents shall have any fiduciary responsibilities to Borrower or any of its Affiliates. None of the Co-Agents undertakes any responsibility to Borrower or any of its respective Affiliates to review or inform Borrower of any matter in connection with any phase of Borrower's or such Affiliate's business or operations.

                           ARTICLE X - Miscellaneous

         Section 10.1 Waivers and Amendments; Acknowledgments.

         (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender in exercising any right, power or remedy which such Lender Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is Borrower or a Restricted Person, by Borrower or such Restricted Person, (ii) if such party is Administrative Agent or LC Issuer, by such party, and (iii) if such

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party is a Lender, by such Lender or by Administrative Agent on behalf of
Lenders with the written consent of Majority Lenders, (which consent has already been given as to the termination of the Loan Documents as provided in Section 10.9). Notwithstanding the foregoing or anything to the contrary herein, Administrative Agent shall not, without the prior consent of each individual Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) waive any of the conditions specified in Article IV (provided that Administrative Agent may in its discretion withdraw any request it has made under Section 4.3(f)), (2) increase the Percentage Share of any such Lender or the maximum amount any such Lender is committed to fund in respect of Letter of Credit Obligations and Loans or subject such Lender to any additional obligations (other than pursuant to Section 10.5(c)), (3) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, or change any date fixed for any payment of any such fees or interest, (4) reduce any principal amount payable under Section 2.6, change the date for any such payment, or extend the Maturity Date, (5) amend this Section 10.1(a) or the definitions herein of "Majority Lenders" or "Percentage Share" or otherwise change the aggregate amount of Percentage Shares which is required for Administrative Agent, Lenders or any of them to take any particular action under the Loan Documents, (6) release Borrower from its obligation to pay such Lender's Note or any Guarantor from its guaranty of such payment, (7) release any Collateral, except such releases relating to sales of property permitted under Section 7.5, (8) create additional restrictions on participations, assignments or transfers by a Lender, or (9) amend the definition of "Interest Period" to permit Interest Periods of greater than six months unless such period is subject to availability to each Lender.

         (b) Acknowledgments and Admissions. Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Administrative Agent or any other Lender Party, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender Party has any fiduciary obligation toward Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between Borrower and the other Restricted Persons, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Restricted Person and any Lender Party, (vii) Administrative Agent is not Borrower's Administrative Agent, but Administrative Agent for Lenders, (viii) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time,
(ix) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or

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Default or any other provision of the Loan Documents, and (x) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

         (c) Representation by Lenders. Each Lender hereby represents that it will acquire its Note for its own account in the ordinary course of its commercial lending business; however, the disposition of such Lender's property shall at all times be and remain within its control and, in particular and without limitation, such Lender may sell or otherwise transfer its Note, any participation interest or other interest in its Note, or any of its other rights and obligations under the Loan Documents subject to compliance with Sections 10.5(b) through (f), inclusive, and applicable Law.

         (d) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 10.2 Survival of Agreements; Cumulative Nature. All of Restricted Persons' various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

         Section 10.3 Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Administrative Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, by

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delivery service with proof of delivery, or by registered or certified United
States mail, postage prepaid, to Borrower and Restricted Persons at the address of Borrower specified on the signature pages hereto and to each Lender Party at its address specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given
(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice or Continuation/Conversion Notice shall become effective until actually received by Administrative Agent.

         Section 10.4 Payment of Expenses; Indemnity.

         (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay:
(i) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein, (ii) all reasonable costs and expenses incurred by or on behalf of Administrative Agent (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with (1) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (2) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (3) the borrowings hereunder and other action reasonably required in the course of administration hereof, (4) monitoring or confirming (or preparation or negotiation of any document related to) any Restricted Person's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (iii) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section), any attempt to cure any breach thereunder by any Restricted Person or the defense of any Lender Party's exercise of its rights thereunder. In addition to the foregoing, until all Obligations have been paid in full, Borrower will also pay or reimburse Administrative Agent for all reasonable out-of-pocket costs and expenses of Administrative Agent or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of Administrative Agent, including travel and miscellaneous expenses and fees and expenses of Administrative Agent's outside counsel, reserve engineers and consultants engaged in connection with the Loan Documents.

         (b) Indemnity. Borrower agrees to indemnify each Lender Party, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be

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imposed on, incurred by, or asserted against such Lender Party growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Lender Party or any other Person or any liabilities or duties of any Lender Party or any other Person with respect to Hazardous Materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY,

provided only that no Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including Borrower or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in Section 1.1 but also to each director, officer, agent, trustee, attorney, employee, representative and Affiliate of such Persons.

         Section 10.5 Joint and Several Liability; Parties in Interest; Assignments; Replacement Notes.

         (a) All Obligations which are incurred by two or more Restricted Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and permitted assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all Lenders. Neither Borrower nor any Affiliates of Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If Borrower or any Affiliate of Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the Loan Documents unless and until Borrower or its Affiliates have purchased all of the Obligations.

         (b) No Lender shall sell any participation interest in its commitment hereunder or any of its rights under its Loans or under the Loan Documents to any Person unless the agreement between such Lender and such participant at all times provides: (i) that such participation exists

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only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender,
(ii) that such participant is not entitled to payment from any Restricted Person under Sections 3.2 through 3.6 of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and (iii) unless such participant is an Affiliate of such Lender, that such participant shall not be entitled to require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all Lenders under subsection (a) of
Section 10.1. No Lender selling such a participation shall, as between the other parties hereto and such Lender, be relieved of any of its obligations hereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an Affiliate of such Lender) shall give prompt notice thereof to Administrative Agent and Borrower; provided, however, that no liability shall arise if any Lender fails to give such notice to Borrower.

         (c) Except for sales of participations under the immediately preceding subsection, no Lender shall make any assignment or transfer of any kind of its commitments or any of its rights under its Loans or under the Loan Documents, except for assignments to an Eligible Transferee, or, subject to the provisions of subsection (g) below, to an Affiliate and then only if such assignment is made in accordance with the following requirements:

                  (i) Each such assignment shall apply to all Obligations owing to the assignor Lender hereunder and to the unused portion of the assignor Lender's commitments, so that after such assignment is made the assignor Lender shall have a fixed (and not a varying) Percentage Share in its Loans and Notes and be committed to make that Percentage Share of all future Loans, the assignee shall have a fixed Percentage Share in such Loans and Notes and be committed to make that Percentage Share of all future Loans, and the Percentage Share of the Maximum Facility Amount of each of the assignor (if not an assignment of all of its Obligations and commitments) and of the assignee shall equal or exceed $1,000,000 (provided, that all amounts assigned shall be aggregated in calculating the $1,000,000 minimum in the event of simultaneous assignments to or from two or more Affiliates).

                  (ii) The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the "Register" (as defined below in this section), an Assignment and Acceptance in the form of Exhibit D, appropriately completed, together with the Note subject to such assignment and a processing fee payable by such assignor Lender (and not at Borrower's expense) to Administrative Agent of $3,500. Upon such execution, delivery, and payment and upon the satisfaction of the conditions set out in such Assignment and Acceptance, then (i) Borrower shall issue new Notes to such assignor and assignee upon return of the old Notes to Borrower, and (ii) as of the "Settlement Date" specified in such Assignment and Acceptance the assignee thereunder shall be a party hereto and a Lender hereunder and Administrative Agent shall thereupon deliver to Borrower and each Lender a revised Schedule 1

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hereto showing the revised Percentage Shares of such assignor Lender and such assignee Lender and the Percentage Shares of all other Lenders.

                  (iii) Each assignee Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, shall (to the extent it has not already done so) provide Administrative Agent and Borrower with the "Prescribed Forms" referred to in Section 3.7(d).

         (d) Any Lender may at any time pledge all or any portion of its Loan and Note (and related rights under the Loan Documents including any portion of its Note) to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release any such Lender from its obligations under any of the Loan Documents; provided that all related costs, fees and expenses in connection with any such pledge shall be for the sole account of such Lender.

         (e) By executing and delivering an Assignment and Acceptance, each assignee Lender thereunder will be confirming to and agreeing with Borrower, Administrative Agent and each other Lender Party that such assignee understands and agrees to the terms hereof, including Article IX hereof.

         (f) Administrative Agent shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of Lenders and the Percentage Shares of, and principal amount of the Loans owing to, each Lender from time to time (in this section called the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower and each Lender Party may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes. The Register shall be available for inspection by Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

         (g) Any Lender may assign or transfer its commitment or its rights under its Loans or under the Loan Documents to (i) any Affiliate that is wholly-owned direct or indirect subsidiary of such Lender or of any Person that wholly owns, directly or indirectly, such Lender, or (ii) if such Lender is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by (A) the same investment advisor as any Lender or (B) any Affiliate of such investment advisor that is a wholly-owned direct or indirect subsidiary of any Person that wholly owns, directly or indirectly, such investment advisor, subject to the following additional conditions:

         (x) any right of such Lender assignor (if assignor remains a Lender) and such assignee to vote as a Lender, or any other direct claims or rights against any other Persons, shall be uniformly exercised or pursued in the manner that such Lender assignor would have so exercised such vote, claim or right if it had not made such assignment or transfer;

         (y) such assignee shall not be entitled to payment from any Restricted Person under Sections 3.2 through 3.7 of amounts in excess of those payable to such Lender assignor under such sections (determined without regard to such assignment or transfer); and

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         (z) if such Lender assignor assigns or transfers to such assignee any of such Lender's commitment, such assignee may become primarily liable for such commitment, but such assignment or transfer shall not relieve or release such Lender from such commitment.

         (h) Upon receipt of an affidavit reasonably satisfactory to Borrower of an officer of any Lender as to the loss, theft, destruction or mutilation of its Note or any Security Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or such Security Document, Borrower will execute and deliver, in lieu thereof, a replacement Note in the same principal amount thereof and otherwise of like tenor (or each Restricted Person a party to any such Security Document will execute and deliver a replacement Security Document of like tenor).

         Section 10.6 Confidentiality. Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees, and representatives) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Restricted Person so identified when delivered, provided, however, that this restriction shall not apply to (a) information which has at the time in question entered the public domain, (b) information which is required to be disclosed by Law (whether valid or invalid) of any Tribunal, (c) any disclosure to any Lender Party's Affiliates, auditors, attorneys, or agents, (d) any disclosure to any other Lender Party or to any purchaser or prospective purchaser of participations or other interests in any Loan or Loan Document (provided each such Person first agrees to hold such information in confidence on the terms provided in this section), or (e) any disclosure in the course of enforcing its rights and remedies during the existence of an Event of Default.

         Section 10.7 Governing Law; Submission to Process. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS LENDER PARTIES MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, BORROWER ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. BORROWER AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THE LOAN DOCUMENTS AND WAIVES ANY RIGHT TO STAY OR

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TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF
FORUM NON CONVENIENS. IN FURTHERANCE OF THE FOREGOING, BORROWER HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY, NEW YORK 12207, AS AGENT OF BORROWER TO RECEIVE SERVICE OF ALL PROCESS BROUGHT AGAINST BORROWER WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT IN NEW YORK, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. COPIES OF ANY SUCH PROCESS SO SERVED SHALL ALSO, IF PERMITTED BY LAW, BE SENT BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS SET FORTH BELOW, BUT THE FAILURE OF BORROWER TO RECEIVE SUCH COPIES SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS AS AFORESAID. BORROWER SHALL FURNISH TO LENDER PARTIES A CONSENT OF CORPORATION SERVICE COMPANY AGREEING TO ACT HEREUNDER PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER PARTIES TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. IF FOR ANY REASON CORPORATION SERVICE COMPANY SHALL RESIGN OR OTHERWISE CEASE TO ACT AS BORROWER'S AGENT, BORROWER HEREBY IRREVOCABLY AGREES TO (A) IMMEDIATELY DESIGNATE AND APPOINT A NEW AGENT ACCEPTABLE TO ADMINISTRATIVE AGENT TO SERVE IN SUCH CAPACITY AND, IN SUCH EVENT, SUCH NEW AGENT SHALL BE DEEMED TO BE SUBSTITUTED FOR CORPORATION SERVICE COMPANY FOR ALL PURPOSES HEREOF AND (B) PROMPTLY DELIVER TO AGENT THE WRITTEN CONSENT (IN FORM AND SUBSTANCE SATISFACTORY TO ADMINISTRATIVE AGENT) OF SUCH NEW AGENT AGREEING TO SERVE IN SUCH CAPACITY.

         Section 10.8 Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged, or received by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under applicable Law from time to time in effect, and the provisions of this Section
10.8 shall

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control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to contract for, charge, or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, and to the extent permitted by applicable Law be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law.

         Section 10.9 Termination; Limited Survival. In its sole and absolute discretion Borrower may at any time that no Obligations are owing or outstanding elect in a written notice delivered to Administrative Agent to terminate this Agreement. Upon receipt by Administrative Agent of such a notice, if no Obligations are then owing or outstanding this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under Sections 3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Borrower, Administrative Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Administrative Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

         Section 10.10 Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

         Section 10.11 Counterparts; Fax. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement

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and the Loan Documents may be validly executed and delivered by facsimile or other electronic transmission.

         Section 10.12 Waiver of Jury Trial, Punitive Damages, etc. RESTRICTED PERSONS AND LENDER PARTIES MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND MAKE THE LOANS. BORROWER AND EACH LENDER PARTY HEREBY FURTHER (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW, (B) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (C) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

         Section 10.13 Restatement. This Agreement amends and restates the Existing Credit Agreement in its entirety. Borrower hereby agrees that (i) the Indebtedness outstanding under the Existing Credit Agreement and all accrued and unpaid interest thereon and (ii) all accrued and unpaid fees under the Existing Credit Agreement shall be deemed to be outstanding under and governed by this Agreement. Borrower hereby acknowledges, warrants, represents and agrees that this Agreement is not intended to be, and shall not be deemed or construed to be, a novation or release of the Existing Credit Agreement.

         Section 10.14 Special Provisions.

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         (a)      From and after the Closing Date, (i) each Exiting Lender shall cease to be a party to this Agreement, (ii) no Exiting Lender shall have any obligations or liabilities under this Agreement with respect to the period from and after the Closing Date and, without limiting the foregoing, no Exiting
Lender shall have any Revolver Commitment or Term Commitment under this Agreement or any participation on any Letter of Credit outstanding hereunder, and (iii) no Exiting Lender shall have any rights under the Existing Credit Agreement, this Agreement or any other Loan Document (other than rights under the Existing Credit Agreement expressly stated to survive the termination of the Existing Credit Agreement and the repayment of amounts outstanding thereunder).

         (b) Lenders (that are Lenders under the Existing Credit Agreement) hereby waive any requirements for notice of prepayment, minimum amounts of prepayments of the loans thereunder, ratable reductions of the commitments of Lenders under the Existing Credit Agreement and ratable payments on account of the principal or interest of any loan under the Existing Credit Agreement to the extent that any such prepayment, reductions or payments are required to ensure that, upon the effectiveness of this Agreement, the Revolver Loans of Lenders shall be outstanding on a ratable basis in accordance with their respective Percentage Shares.

         (c) Lenders hereby authorize the Administrative Agent and the Borrower to request Borrowings from Lenders, to make prepayments of Revolver Loans (as defined in the Existing Credit Agreement) and to reduce commitments under the Existing Credit Agreement among Lenders (as defined in the Existing Credit Agreement) in order to ensure that, upon the effectiveness of this Agreement and satisfaction of all conditions precedent under Article IV, the Revolver Loans of Lenders shall be outstanding on a ratable basis in accordance with their respective Percentage Shares and no such Borrowing, prepayment or reduction shall violate any provisions of the Existing Credit Agreement or this Agreement. Lenders hereby confirm that, from and after the Closing Date, all participations of Lenders in respect of Letters of Credit outstanding hereunder pursuant to subsection 2.9(c) shall be based upon the Percentage Shares of the Lenders (after giving effect to this Agreement).

         (d) Effective as of the Closing Date, Borrower hereby terminates in full the commitments of the Exiting Lenders under the Existing Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

BORROWER:                             LA GRANGE ACQUISITION,L.P.

                                      By:   LA GP, LLC, its general partner

                                            By:   ______________________________
                                                  Ray C. Davis
                                                  Co-Chief Executive Officer

                                      Address for Borrower:
                                      2838 Woodside Street
                                      Dallas, Texas 75204
                                      Attention: Lon Kile
                                      Telephone: 214-981-0700
                                      Fax:       214-981-0701

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            FLEET NATIONAL BANK,
                                            Administrative Agent, LC Issuer and
                                            a Lender
                                            By:   ______________________________
                                                  Allison Rossi
                                                  Director

                                            Address:

                                            100 Federal Street
                                            Boston, Massachusetts 02110
                                            Attention: Allison Rossi
                                            Mail Code: MADE 10008A
                                            Telephone: (617) 434-9061
                                            Fax:       (617)434-3652

                                            FLEET SECURITIES, INC.,
                                            Joint Lead Arranger and Book Runner

                                            By:   ______________________________
                                                  Jeffrey Bloomquist
                                                  Vice President

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION,
                                            as Syndication Agent and a Lender

                                            By:   ______________________________
                                                  David E. Humphreys
                                                  Vice President

                                            Address:

                                            1001 Fannin Street, Suite 2255
                                            Houston, TX 77002
                                            Attention: David Humphreys
                                            Telephone: (713) 346-2717
                                            Fax:       (713) 650-6354

                                            WACHOVIA CAPITAL MARKETS, LLC,
                                            Joint Lead Arranger and Book Runner

                                            By:   ______________________________
                                                  David E. Humphreys
                                                  Vice President

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            THE ROYAL BANK OF SCOTLAND PLC,
                                            as Co-Documentation Agent and
                                            aLender

                                            By:   ______________________________
                                                  Name:  Adam Pettifer
                                                  Title: Senior Vice President

                                            Address:

                                            101 Park Avenue
                                            New York, New York 10178
                                            Attention: Chris Clarke
                                            Telephone: (212) 401-1406
                                            Fax:       (212) 401-1494:

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            BNP PARIBAS,
                                            as Co-Documentation Agent and a
                                            Lender

                                            By:   ______________________________
                                                  Name:
                                                  Title:

                                            By:   ______________________________
                                                  Name:
                                                  Title:

                                            Address:

                                            919 Third Avenue
                                            New York, New York
                                            Attention: Coryn Lantin
                                            Telephone: (212) 471-6631
                                            Fax:       (212) 841-2683

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            BANK OF SCOTLAND,
                                            as Senior Managing Agent and a
                                            Lender

                                            By:   ______________________________
                                                  Joseph Fratus
                                                  First Vice President

                                            Address:

                                            565 Fifth Avenue
                                            New York, New York 10017
                                            Attention: Shirley Vargas
                                            Telephone: (212) 450-0875
                                            Fax:       (212) 450-2807

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            FORTIS CAPITAL CORP.,
                                            as Co-Agent and a Lender

                                            By:   ______________________________
                                                  Name:
                                                  Title:

                                            By:   ______________________________
                                                  Name:
                                                  Title:

                                            Address:

                                            15455 North Dallas Parkway, Suite
                                            1400
                                            Addison, Texas 75001
                                            Attention: Casey Lowary

                                            Telephone: (214) 953-9308
                                            Fax:       (214) 754-5982

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as Co-Agent and a Lender

                                            By:   ______________________________
                                                  Name:
                                                  Title:

                                            Address:

                                            918 17TH Street DNCOBB3E
                                            Denver, Colorado 80202
                                            Attention: Mark Thompson
                                            Telephone: (303) 585-4213
                                            Fax:       (303) 585-4362

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            BMO NESBITT BURNS FINANCING, INC.,
                                            Lender

                                            By:   ______________________________
                                                  Cahal Carmody
                                                  Vice President

                                            Address:

                                            700 Louisiana Street, Suite 4400
                                            Houston, Texas 77002
                                            Attention: Cahal Carmody

                                            Telephone: (713) 546-9750
                                            Fax: (713)23-4007

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            AUSTRALIA AND NEW ZEALAND BANKING
                                            GROUP LIMITED,
                                            as a Lender

                                            By:   ______________________________
                                                  Name: R. Scott McInnis
                                                  Title: Country Head - USA

                                            Address:  177 Avenue of the Americas
                                                      New York, NY 10036
                                            Attention: Joel Kaplan
                                            Telephone: (212) 801 9894
                                            Fax:       (212) 536 9294

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                            BANK ONE, NA,
                                            as a Lender

                                            By:   ______________________________
                                                  Name:
                                                  Title:

                                            Address:

                                            1 Bank One Plaza, Suite IL 1-0010
                                            Chicago, Illinois 60670
                                            Attention: Jim Moore
                                            Telephone: (312) 385-7057
                                            Fax:       (312) 385-7096

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                 COMERICA BANK,

                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Michele L. Jones
                                      Vice President - Texas Division

                                    Address:

                                   1601 Elm Street, 2nd Floor
                                   Dallas, Texas 75201
                                   Attention: Michele L. Jones
                                   Telephone: (214) 969-6563
                                   Fax: (214) 969-6561

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   KEY BANK NATIONAL ASSOCIATION,
                                   as a Lender

                                   By:

                                      ---------------------------------
                                     Name: Kevin D. Smith
                                     Title: Vice President

                                    Address:

                                   127 Public Square
                                   Cleveland, Ohio 44114
                                   Attention: Melissa Pelham
                                   Telephone: (216) 689-0206
                                   Fax: (216) 689-5962

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   WEST LB AG, New York Branch

                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Name:

                                     Title:

                                   By:

                                      ---------------------------------
                                      Name:

                                     Title:

                                   Address: 1211 Ave of Americas
                                            New York, New York 10036

                                   Attention: Jeffrey S. Davidson
                                   Telephone: 212-852-6204
                                   Fax: 212-597-1106

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                  COMPASS BANK,

                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Dorothy Marchand
                                      Senior Vice President

                                    Address:

                                   24 Greenway Plaza, Suite 1400A
                                   Houston, Texas 77046
                                   Attention: Dorothy Marchand
                                   Telephone: (713) 968-8272
                                   Fax: (713) 968-8292

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   UFJ BANK LIMITED,
                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Name: L. J. Perenyi
                                      Title: Vice President

                                   Address: Structured Finance Department
                                            55 East 52nd Street, 26th Floor
                                            New York, NY 10055

                                   Attention: Seiji Tate
                                   Telephone: 212-339-6235
                                   Fax: 212-754-2368

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   HSH NORDBANK, AG, NEW YORK BRANCH,
                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Name:
                                      Title:

                                    Address:

                                   590 Madison Avenue
                                   New York, New York, 10022
                                   Attention: Rohan Singh
                                   Telephone: (212) 407-6042
                                   Fax: (212) 407-6033

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   NATEXIS BANQUES POPULAIRES,
                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Daniel Payer
                                      Vice President

                                   By:

                                      ---------------------------------
                                      Louis P. Laville, III
                                      Vice President

                                    Address:

                                   Houston Representative Office
                                   333 Clay Street, Suite 4340
                                   Houston, Texas 77002
                                   Attention: Daniel Payer
                                   Telephone: (713) 759-9495
                                   Fax: (713) 571-6167

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   BANK OF AMERICA, N.A.
                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Steven A. Mackenzie
                                      Vice President - Credit Products

                                    Address:

                                   910 Main Street, 67th Floor
                                   Dallas, Texas 75202
                                   Attention: Steven A. Mackenzie
                                   Telephone: (214) 209-3680
                                   Fax: (214) 209-3140

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                  GUARANTY BANK

                                   as a Lender

                                   By:

                                      ---------------------------------
                                       Jim R. Hamilton
                                       Senior Vice President

                                    Address:

                                   1100 NE Loop 410
                                   San Antonio, Texas78209
                                   Attention: Jim R. Hamilton

                                   Telephone: (210) 930-2926
                                   Fax: (210) 930-1783

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   STERLING BANK,

                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Name: C. Scott Wilson
                                      Title: Vice President

                                   Address: 2550 North Loop West, Suite 100
                                            Houston, Texas 77092
                                   Attention: Cheri Allen - Administrator
                                   Telephone: (713) 507-7918
                                   Fax: (713) 507-7948

                                   SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   ALLIED IRISH BANKS P.L.C,
                                   as a Lender

                                   By:

                                      ---------------------------------
                                      Name:
                                      Title:

                                    Address:

                                   405 Park Avenue, 2nd Floor
                                   New York, New York 10022
                                   Attention: Vaughn Buck / Aidan Lanigan
                                   Telephone: (212) 515-6768 / (212) 515-6837
                                   Fax: (212) 339-8325

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: FLEET NATIONAL BANK

Lender's Revolver Commitment:                       $ 26,075,000

Lender's Term Commitment:                           $ 92,675,000

Revolver Percentage:                                        14.9%

Domestic Lending Office:

100 Federal Street
Boston, Massachusetts 02110
Attention: Allison Rossi
Mail Code: MADE 10008A
Telephone: (617) 434-9061
Fax: (617) 434-3652

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: WACHOVIA BANK, NATIONAL ASSOCIATION

Lender's Revolver Commitment:                       $ 26,075,000

Lender's Term Commitment:                           $ 10,675,000

Revolver Percentage:                                        14.9%

Domestic Lending Office:

1001 Fannin Street, Suite 2255
Houston, TX 77002
Attention: David Humphreys
Telephone: (713) 346-2717

Fax: (713) 650-6354

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: THE ROYAL BANK OF SCOTLAND PLC

Lender's Revolver Commitment:                       $ 10,500,000

Lender's Term Commitment:                           $ 19,500,000

Revolver Percentage:                                         6.0%

Domestic Lending Office:

101 Park Avenue
New York, New York 10178
Attention: Sheila Shaw
Telephone: (212) 401-1406
Fax: (212) 401-1494

Eurodollar Lending Office:

Same.

Notices:

600 Travis Street, Suite 6070
Houston, Texas 77002
Attention: Chris Clarke
Telephone: (713) 221-2400

Fax: (713) 221-2430

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: BNP PARIBAS

Lender's Revolver Commitment:                       $ 10,500,000

Lender's Term Commitment:                           $ 19,500,000

Revolver Percentage:                                         6.0%

Domestic Lending Office:

919 Third Avenue
New York, New York 10022
Attention: Coryn Lantin
Telephone: (212) 471-6631
Fax: (212) 841-2683

Eurodollar Lending Office:

Same.

Notices:

1200 Smith Street, Suite 3100
Houston, Texas 77002
Attention: Brian Malone
Telephone: (713) 982-1100

Fax: (713) 659-6915

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: BANK OF SCOTLAND

Lender's Revolver Commitment:                       $ 11,200,000

Lender's Term Commitment:                           $ 20,800,000

Revolver Percentage:                                         6.4%

Domestic Lending Office:

565 Fifth Avenue
New York, New York 10017
Attention: Shirley Vargas
Telephone: (212) 450-0800
Fax: (212) 450-2806

Eurodollar Lending Office:

Same.

Notices:

One City Centre
1021 Main Street, Suite 1370
Houston, Texas 77002

Attention: Justin Alexander / Rex McSwain
Telephone: (713) 650-0212 / (713) 650-0636
Fax: (713) 651-9714

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: FORTIS CAPITAL CORP.

Lender's Revolver Commitment:                       $ 10,150,000

Lender's Term Commitment:                           $ 18,850,000

Revolver Percentage:                                         5.8%

Domestic Lending Office:

15455 North Dallas Parkway, Suite 1400
Addison, Texas 75001
Attention: Casey Lowary

Telephone: (214) 953-9303
Fax: (214) 754-5982

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: U.S. BANK NATIONAL ASSOCIATION

Lender's Revolver Commitment:                       $ 10,150,000

Lender's Term Commitment:                           $ 18,850,000

Revolver Percentage:                                         5.8%

Domestic Lending Office:

918 17TH Street DNCOBB3E
Denver, Colorado 80202
Attention: Mark Thompson
Telephone: (303) 585-4213
Fax: (303) 585-4362

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: BMO NESBITT BURNS FINANCING, INC.

Lender's Revolver Commitment:                       $ 7,000,000

Lender's Term Commitment:                           $ 13,000,000

Revolver Percentage:                                         4.0%

Domestic Lending Office:

700 Louisiana Street, Suite 4400
Houston, Texas 77002
Attention: Cahal Carmody
Telephone: (713) 546-9750

Fax: (713) 23-4007

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

Lender's Revolver Commitment:                       $ 8,050,000

Lender's Term Commitment:                           $ 14,950,000

Revolver Percentage:                                        4.6%

Domestic Lending Office:

1177 Avenue of the Americas, 6th Floor
New York, New York 10036
Attention: Joel Kaplan

Telephone: (212) 801-9894
Fax: (212) 536-9294

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: BANK ONE, NA

Lender's Revolver Commitment:                       $ 7,000,000

Lender's Term Commitment:                           $ 13,000,000

Revolver Percentage:                                         4.0%

Domestic Lending Office:

1 Bank One Plaza, Suite IL 1-0010
Chicago, Illinois 60670
Attention: Jim Moore
Telephone: (312) 385-7057

Fax: (312) 385-7096

Eurodollar Lending Office:

Same.

Notices:

910 Travis Street, TX2-4375
Houston, Texas 77002

Attention: Jeanie Gonzalez / Pete Torres
Telephone: (713) 751-6174 / (713) 751-6214
Fax: (713) 751-3982

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: COMERICA BANK

Lender's Revolver Commitment:                       $ 7,000,000

Lender's Term Commitment:                           $ 13,000,000

Revolver Percentage:                                         4.0%

Domestic Lending Office:

1601 Elm Street, 2nd Floor
Dallas, Texas 75201
Attention: Michele L. Jones
Telephone: (214) 969-6563
Fax: (214) 969-6561

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: KEY BANK NATIONAL ASSOCIATION

Lender's Revolver Commitment:                       $ 4,900,000

Lender's Term Commitment:                           $ 9,100,000

Revolver Percentage:                                        2.8%

Domestic Lending Office:

127 Public Square
Cleveland, Ohio 44114
Attention: Melissa Pelham
Telephone: (216) 689-0206
Fax: (216) 689-5962

Eurodollar Lending Office:

Same.

Notices:

601 108th Avenue, NE 5th Floor
Bellevue, Washington 98009
Telephone: (425) 709-4579

Fax: (425) 709-4587

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: WEST LB AG, NEW YORK BRANCH

Lender's Revolver Commitment:                       $ 4,900,000

Lender's Term Commitment:                           $ 9,100,000

Revolver Percentage:                                        2.8%

Domestic Lending Office:

1211 Avenue of the Americas
New York, New York 10036
Attention: Jeffrey S. Davidson
Telephone: (212) 852-6204
Fax: (212) 597-1106

Eurodollar Lending Office:

Same.

Notices:

1211 Avenue of the Americas
New York, New York 10036
Attention: Cheryl Wilson
Telephone: (212) 852-6152
Fax: (212) 302-7946

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: COMPASS BANK

Lender's Revolver Commitment:                       $ 6,300,000

Lender's Term Commitment:                           $ 11,700,000

Revolver Percentage:                                         3.6%

Domestic Lending Office:

24 Greenway Plaza, Suite 1400A
Houston, Texas 77046
Attention: Dorothy Marchand
Telephone: (713) 968-8272

Fax: (713) 968-8292

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: UFJ BANK LIMITED

Lender's Revolver Commitment:                       $ 4,550,000

Lender's Term Commitment:                           $ 8,450,000

Revolver Percentage:                                        2.6%

Domestic Lending Office:

55 East 52nd Street
New York, New York 10055
Attention: Seiji Tate
Telephone: (212) 339-6235
Fax: (212) 754-2368

Eurodollar Lending Office:

Same

Notices:

1200 Smith Street, Suite 2265
Houston, Texas 77002
Attention: Lad Perenyi
Telephone: (713) 654-9970

Fax: (713) 654-1462

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: HSH NORDBANK, AG, NEW YORK BRANCH

Lender's Revolver Commitment:                       $ 4,550,000

Lender's Term Commitment:                           $ 8,450,000

Revolver Percentage:                                        2.6%

Domestic Lending Office:

590 Madison Avenue
New York, New York, 10022
Attention: Rohan Singh
Telephone: (212) 407-6042
Fax: (212) 407-6033

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: NATEXIS BANQUES POPULAIRES

Lender's Revolver Commitment:                       $ 3,500,000

Lender's Term Commitment:                           $ 6,500,000

Revolver Percentage:                                        2.0%

Domestic Lending Office:

Houston Representative Office
333 Clay Street, Suite 4340
Houston, Texas 77002
Attention: Daniel Payer
Telephone: (713) 759-9495
Fax: (713) 571-6167

Eurodollar Lending Office:

Same.

Notices:

Same, with a copy to:

1251 Avenue of the Americas, 34th Floor
New York, New York 10020
Attention: Stacey Caruth

Fax: (212) 872-5160

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: BANK OF AMERICA, N.A.

Lender's Revolver Commitment:                       $ 2,450,000

Lender's Term Commitment:                           $ 4,550,000

Revolver Percentage:                                        1.4%

Domestic Lending Office:

910 Main Street, 67th Floor
Dallas, Texas 75202
Attention:  Steven A. Mackenzie
Telephone: (214) 209-3680
Fax: (214) 209-3140

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: GUARANTY BANK

Lender's Revolver Commitment:                       $ 3,500,000

Lender's Term Commitment:                           $ 6,500,000

Revolver Percentage:                                        2.0%

Domestic Lending Office:

1100 NE Loop 410
San Antonio, Texas78209
Attention: Jim R. Hamilton
Telephone: (210) 930-2926
Fax: (210) 930-1783

Eurodollar Lending Office:

Same.

Notices:

8333 Douglas Avenue
Dallas, Texas 75225
Attention: Kim Thompson

Telephone: (214) 360-2609
Fax: (214) 360-5109

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender: STERLING BANK

Lender's Revolver Commitment:                       $ 3,150,000

Lender's Term Commitment:                           $ 5,850,000

Revolver Percentage:                                        1.8%

Domestic Lending Office:

2550 North Loop West, Suite 100
Houston, Texas 77092
Attention: C. Scott Wilson
Telephone: (713) 577-7918
Fax: (713) 577-7948

Eurodollar Lending Office:

Same.

Notices:

Same.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 1

                                 LENDER SCHEDULE

Lender:    ALLIED IRISH BANKS P.L.C.

Lender's Revolver Commitment:                       $ 3,500,000

Lender's Term Commitment:                           $         0

Revolver Percentage:                                        2.0%

Domestic Lending Office:

Bankcentre,
Ballsbridge
Dublin 4
Ireland
Attention:
Telephone: 011 353 1 6411324
Fax: 011 353 1 6089795

Eurodollar Lending Office:

Same.

Notices:

405 Park Avenue, 2nd Floor
New York, New York 10022

Attention: Vaughn Buck / Aidan Lanigan
Telephone: (212) 515-6768 / (212) 515-6837
Fax: (212) 339-8325

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 2

                               DISCLOSURE SCHEDULE

Section 5.4.  No Conflict or Consents:

         None.

Section 5.6.  Initial Financial Statements:

         None.

Section 5.7.  Other Obligations and Restrictions:

         None.

Section 5.9.  Litigation:

         None

Section 5.10. Labor Disputes and Acts of God:

         None.

Section 5.11. ERISA Plans and Liabilities:

         None.

Section 5.12. Compliance with Laws:

         None.

Section 5.13  Environmental Laws:

         None.

Section 5.14. Names and Places of Business:

      a. Fictitious name(s):

      The Restricted Person(s) have the following fictitious names:

         ETC Oklahoma Pipeline, Ltd. - ETC Oklahoma Pipeline, L.P.

         ETC Marketing, Ltd. - ETC Marketing, L.P.

         LaGrange Acquisition, L.P. - Energy Transfer Company

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      b. Principal Place of Business:

      The Restricted Person(s) have the following additional principal places of business:

         None.

      c. Other offices:

      The Restricted Person(s) have the following additional offices:

         LaGrange Acquisition, L.P.
         800 E. Sonterra Blvd.
         Suite 400
         San Antonio, TX  78258

         ETC Oklahoma Pipeline, Ltd.
         Business Office
         7134 S. Yale
         Tulsa, OK  74136

         ETC Oklahoma Pipeline, Ltd.
         Elk City Plant
         Rt 4 Box 28-4 Hwy 6
         Elk City, OK 73644

         ETC Texas Pipeline, Ltd.
         Giddings Office
         3945 E Austin St
         Hwy 290 E
         Giddings, TX 78942

         ETC Texas Pipeline, Ltd.
         Grimes County Plant
         County Road 180
         Anderson, TX 77830

         ETC Texas Pipeline, Ltd.
         Hallettsville Treating Plant 1.25 mi W of Hwy 77 on FM 318 Halletsville, TX 77964

         ETC Texas Pipeline, Ltd.
         Holland Creek Plant
         2277 County Road 246
         Navasota, TX 77868-0969

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         ETC Texas Pipeline, Ltd.
         La Grange Plant
         7307 N US Hwy 77
         LaGrange, TX  78945

         ETC Texas Pipeline, Ltd.
         Latium Treating Plant
         Washington City, TX

         ETC Texas Pipeline, Ltd.
         Navasota Plant Site & Field Office

         11386 County Road 419
         Grimes, Texas 77868-0969

         ETC Texas Pipeline, Ltd.
         Snook Office

         12935 FM 50

         LaGrange, TX 78945

         ETC Texas Pipeline, Ltd.
         Somerville Plant & Office

         1218 FM 1361

         Burleson, TX  77879

         ETC Marketing, Ltd.
         Trucking Operations Office

         1218 FM 1361

         Burleson, TX  77879

         ETC Texas Pipeline, Ltd.
         LaGrange Field Office
         7234 N US Hwy 77
         LaGrange, TX  78945

         ETC Oasis, L.P.
         911 Main Street, Suite 300
         Kansas City, MO 64105

         ETC Oasis, L.P.
         1100 Walnut, Suite 3300
         Kansas City, MO 64106

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         ETC Oasis, L.P.
         20 West 9th Street
         Kansas City, MO 64105

         Oasis Pipe Line Company Texas, L.P.
         12012 Wickchester Lane, Suite 540
         Houston, TX  77079

         Section 5.15 Borrower's Subsidiaries:

         Borrower owns all of the limited liability company interests in LG PL, LLC; LGM, LLC; ETC Oasis GP, LLC; Five-Dawaco, LLC and TETC, LLC

         Borrower directly owns the 99.9% limited partnership interests, and LG PL, LLC owns the .1% general partnership interest, in the following entities:

         ETC Gas Company, Ltd.
         ETC Texas Pipeline, Ltd.
         ETC Oklahoma Pipeline, Ltd.
         ETC Texas Processing, Ltd.

         Borrower directly owns the 99.9% limited partnership interests in the following entities and LGM, LLC; ETC Oasis GP, LLC; and Five-Dawaco, LLC, respectively, own the .1% general partnership interest in such entities:

         ETC Marketing, Ltd.
         ETC Oasis, L.P.
         ET Company I, Ltd.

         ET Company I, Ltd. directly owns the 99% limited partnership interests, and Five-Dawaco LLC owns the 1% general partnership interest, in the following entities:

         Whiskey Bay Gathering Company, Ltd.
         Whiskey Bay Gas Company, Ltd.
         Chalkley Transmission Company, Ltd.

         ET Company I, Ltd. directly owns the 99% limited partnership interest, and TETC, LLC owns the 1% general partnership interest, in Texas Energy Transfer Company, Ltd.

         ETC Oasis, L.P. directly owns all of the outstanding shares of Oasis Pipe Line Company.

         Oasis Pipeline Company owns all of the outstanding shares of the following entities:

         Oasis Pipe Line Finance Company
         Oasis Partner Company

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         Oasis Pipe Line Management Company

         Oasis Partner Company owns the 99% limited partnership interest, and Oasis Pipe Line Management Company owns the 1% general partnership interest, in Oasis Pipe Line Company Texas L.P.

         ETC Gas Company owns a 50% interest in South Texas Gathering and Treating Joint Venture.

         ETC Company I, Ltd. owns a direct or indirect 50% interest in VanTex Energy Services, Ltd., VanTex Gas Pipeline Company, LLC and VES Inc.

Section 5.20. Credit Agreements

         None.

Section 7.2.  Limitation on Liens

         None.

Section 7.10. Prohibit Contracts

         None.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 3

                                SECURITY SCHEDULE

1. Second Amended and Restated Guaranty by ETC Gas Company, Ltd., ETC Texas Pipeline, Ltd., ETC Oklahoma Pipeline, Ltd., ETC Marketing, Ltd., ETC Oasis, L.P., Texas Energy Transfer Company, Ltd., Whiskey Bay Gathering Company, Ltd., Whiskey Bay Gas Company, Ltd., Chalkley Transmission Company, Ltd., ET Company I, Ltd., Oasis Pipe Line Company, Oasis Pipe Line Company Texas, L.P., Oasis Pipe Line Finance Company, Oasis Partner Company, Oasis Pipe Line Management Company, LA GP, LLC, LG PL, LLC, LGM, LLC, ETC Oasis GP, LLC, FIVE-DAWACO, LLC, TETC, LLC, and ETC Texas Processing, Ltd. in favor of Administrative Agent.

2. Second Amended and Restated Pledge Agreement by Borrower in favor of Administrative Agent (Partnership Pledge).

3. Second Amended and Restated Pledge Agreement by Borrower in favor of Administrative Agent (LLC Pledge).

4. Second Amended and Restated Security Agreement by Borrower in favor of Administrative Agent.

5. Second Amended and Restated Pledge Agreement by LA GP, LLC, LG PL, LLC, LGM, LLC, ETC Oasis GP, LLC, Oasis Pipe Line Management Company, FIVE-DAWACO, LLC, TETC, LLC, ET Company I, Ltd., and Oasis Partner Company in favor of Administrative Agent.

6. Second Amended and Restated Security Agreement by ETC Marketing, Ltd., Oasis Pipe Line Company, Texas Energy Transfer Company, Ltd., Whiskey Bay Gathering Company, Ltd., Whiskey Bay Gas Company, Ltd., Chalkley Transmission Company, Ltd., ET Company I, Ltd., ETC Oasis, L.P., Oasis Pipe Line Management Company, Oasis Pipe Line Finance Company, Oasis Partner Company and ETC Gas Company, Ltd. in favor of Administrative Agent.

7. Amended and Restated Stock Pledge Agreement by ETC Oasis, L.P. and Oasis Pipe Line Company in favor of Administrative Agent.

8. First Amended and Restated Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement by ETC Texas Pipeline, Ltd. and ETC Oklahoma Pipeline, Ltd., ETC Texas Processing, Ltd. and Oasis Pipe Line Texas L.P. in favor of Administrative Agent.

9.       UCC-1 Financing Statements relating to the foregoing Security
         Documents.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE 4

                               INSURANCE SCHEDULE

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                     EXHIBIT A-1

                                 PROMISSORY NOTE

                                 [REVOLVER NOTE]

$_________________                                             __________, 200__

         FOR VALUE RECEIVED, the undersigned, La Grange Acquisition, L.P., a Texas limited partnership (herein called "Borrower"), hereby promises to pay to the order of ________________________________________________, a ____________
(herein called "Lender"), the principal sum of _________________________ Dollars ($ ________________), or, if greater or less, the aggregate unpaid principal amount of the Revolver Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Credit Agreement, 100 Federal Street, Boston, Massachusetts, or at such other place as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Second Amended and Restated Credit Agreement dated January 20, 2004, among Borrower, Fleet National Bank, as Administrative Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Revolver Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events,
(c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement), and (d) is given in renewal and restatement of certain Indebtedness described in the Credit Agreement. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning March 31, 2004, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  "Eurodollar Rate Payment Date" means, with respect to any Eurodollar Loan: (i) the day on which the related Interest Period ends and, if such Interest Period is six or twelve months in length, each date specified by Administrative Agent that is approximately three, six or nine months (as applicable) after such Interest Period begins, and
         (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Eurodollar Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Eurodollar Loan shall be deferred from one Eurodollar Rate Payment Date to another day, such other day shall also be a Eurodollar Rate Payment Date.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Maturity Date.

         Unless the Default Rate shall apply, (i) each Base Rate Loan shall bear interest on each day outstanding at the Base Rate plus the applicable Base Rate Margin in effect on such day and (ii) each Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Eurodollar Rate plus the applicable Eurodollar Rate Margin in effect on such day. During a Default Rate Period, all Loans shall bear interest on each day outstanding at the Default Rate. The interest rate shall change whenever the applicable Base Rate, the applicable Base Rate Margin, the applicable Eurodollar Rate or the applicable Eurodollar Rate Margin changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         On each Base Rate Payment Date, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Loans to but not including such Base Rate Payment Date. On each Eurodollar Rate Payment Date relating to such Eurodollar Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan to but not including such Eurodollar Rate Payment Date. All interest on past due principal of and past due interest on the Loan shall be due and payable daily as it accrues.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK , EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                   LA GRANGE ACQUISITION, L.P.

                                   By: LA GP, LLC, its general partner

                                       By:

                                            ---------------------------
                                            Name:
                                            Title:

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                     EXHIBIT A-2

                                 PROMISSORY NOTE

                                   [TERM NOTE]

$_________________                                             __________, 200__

         FOR VALUE RECEIVED, the undersigned, La Grange Acquisition, L.P., a Texas limited partnership (herein called "Borrower"), hereby promises to pay to the order of ________________________________________________, a ____________
(herein called "Lender"), the principal sum of _________________________ Dollars ($ ________________), or, if greater or less, the aggregate unpaid principal amount of the Term Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Administrative Agent under the Credit Agreement, 100 Federal Street, Boston, Massachusetts, or at such other place as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Second Amended and Restated Credit Agreement dated January 20, 2004, among Borrower, Fleet National Bank, as Administrative Agent, and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a "Term Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events,
(c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement), and (d) is given in renewal and restatement of certain Indebtedness described in the Credit Agreement. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         For the purposes of this Note, the following terms have the meanings assigned to them below:

                  "Base Rate Payment Date" means (i) the last day of each March, June, September and December, beginning March 31, 2004, and (ii) any day on which past due interest or principal is owed hereunder and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal hereon shall be deferred from one Base Rate Payment Date to another day, such other day shall also be a Base Rate Payment Date.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  "Eurodollar Rate Payment Date" means, with respect to any Eurodollar Loan: (i) the day on which the related Interest Period ends and, if such Interest Period is six or twelve months in length, each date specified by Administrative Agent that is approximately three, six or nine months (as applicable) after such Interest Period begins, and
         (ii) any day on which past due interest or past due principal is owed hereunder with respect to such Eurodollar Loan and is unpaid. If the terms hereof or of the Credit Agreement provide that payments of interest or principal with respect to such Eurodollar Loan shall be deferred from one Eurodollar Rate Payment Date to another day, such other day shall also be a Eurodollar Rate Payment Date.

         The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Maturity Date.

         Unless the Default Rate shall apply, (i) each Base Rate Loan shall bear interest on each day outstanding at the Base Rate plus the applicable Base Rate Margin in effect on such day and (ii) each Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Eurodollar Rate plus the applicable Eurodollar Rate Margin in effect on such day. During a Default Rate Period, all Loans shall bear interest on each day outstanding at the Default Rate. The interest rate shall change whenever the applicable Base Rate, the applicable Base Rate Margin, the applicable Eurodollar Rate or the applicable Eurodollar Rate Margin changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable Law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         On each Base Rate Payment Date, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Base Rate Loans to but not including such Base Rate Payment Date. On each Eurodollar Rate Payment Date relating to such Eurodollar Loan, Borrower shall pay to the holder hereof all unpaid interest which has accrued on such Eurodollar Loan to but not including such Eurodollar Rate Payment Date. All interest on past due principal of and past due interest on the Loan shall be due and payable daily as it accrues.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                   LA GRANGE ACQUISITION, L.P.

                                   By: LA GP, LLC, its general partner

                                       By:

                                            ---------------------------
                                            Name:
                                            Title:

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT B

                                BORROWING NOTICE

         Reference is made to that certain Second Amended and Restated Credit Agreement dated as of January 20, 2004 (as from time to time amended, the "Agreement"), by and among La Grange Acquisition, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement, Borrower hereby requests Lenders to make [Revolver/Term] Loans to Borrower in the aggregate principal amount of $ __________ and specifies ____________, ____, as the date Borrower desires for Lenders to make such [Revolver/Term] Loans and for Administrative Agent to deliver to Borrower the proceeds thereof. [Such Revolver Loans are hereby designated as CE/PA Revolver Loans.]

         Type of Loans: [Eurodollar Loans][Base Rate Loans]
         Length of Interest Periods for Eurodollar Loan (1, 2, 3, 6 or 12 months)

         To induce Lenders to make such [Revolver/Term] Loans, Borrower hereby represents, warrants, acknowledges, and agrees to and with Administrative Agent and each Lender that:

                  (a) The officer of LA GP signing this instrument is the duly elected, qualified and acting officer of LA GP as indicated below such officer's signature hereto having all necessary authority to act for Borrower in making the request herein contained.

                  (b) The representations and warranties made by any Restricted Person in the Agreement and the other Loan Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented, as of a subsequent date with the consent of Majority Lenders), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon Borrower's receipt and application of the Loans requested hereby. Borrower will use the Loans hereby requested in compliance with Section 2.4 of the Agreement.

                  (d) (i) No Material Adverse Change shall have occurred, (ii) no event or circumstance shall have occurred that would reasonably be expected to cause a Material Adverse Change, (iii) no material adverse change shall have occurred in the consolidated financial condition, business, operations, assets or prospects of the Master Partnership and
         (iv) no event or circumstance shall have occurred that would reasonably be expected to cause a material adverse change in the consolidated financial condition, business, operations, assets or prospects of the Master Partnership, other than, in each case,

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
         changes resulting solely from general, regional, industry-wide, or economy-wide developments.

                  (e) Except to the extent waived in writing as provided in
         Section 10.1(a) of the Agreement, each Restricted Person has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by such Restricted Person on or prior to the date hereof, and each of the conditions precedent to Loans contained in the Agreement remains satisfied.

                  (f) The Revolver Facility Usage, after the making of the Loans requested hereby, will not be in excess of the Revolver Commitment on the date requested for the making of such Loans.

                  (g) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

         The officer of LA GP signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of ___________,____.

                                   LA GRANGE ACQUISITION, L.P.

                                   By: LA GP, LLC, its general partner

                                       By:

                                          -----------------------------
                                          Name:
                                          Title:

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

         Reference is made to that certain Second Amended and Restated Credit Agreement dated as of January 20, 2004 (as from time to time amended, the "Agreement"), by and among La Grange Acquisition, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         Borrower hereby requests a conversion or continuation of existing [Term] [Revolver] Loans into a new Borrowing pursuant to Section 2.3 of the Agreement as follows:

         Existing Borrowing(s) of [Term] [Revolver] Loans to be Continued or
Converted:

                  $______________ of Eurodollar Loans with Interest Period ending ________________

                  $______________ of Base Rate Loans

         Aggregate amount of new [Term] [Revolver] Borrowing:  $________________

         Type of Loans in new Borrowing:                        ________________

         Date of Continuation or Conversion:                    ________________

         Length of Interest Period for Eurodollar

         Loans (1, 2, 3, 6 or 12 months):                       ________ months

         Borrower hereby represents, warrants, acknowledges, and agrees to and with each Lender that:

                  (a) The officer of LA GP signing this instrument is the duly elected, qualified and acting officer of LA GP as indicated below such officer's signature hereto having all necessary authority to act for Borrower in making the request herein contained.

                  (b) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 10.1(a) of the Agreement; nor will any such Default exist upon Borrower's receipt and application of the Loans requested hereby.

                  (c) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 10.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         The officer of LA GP signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of ___________,____.

                                   LA GRANGE ACQUISITION, L.P.

                                   By: LA GP, LLC, its general partner

                                       By:

                                          -----------------------------
                                          Name:
                                          Title:

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT D

                            ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Second Amended and Restated Credit Agreement dated as of January 20, 2004 (the "Credit Agreement") among La Grange Acquisition, L.P., a Texas limited partnership (the "Borrower"), the Lenders (as defined in the Credit Agreement) and Fleet National Bank, as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that Administrative Agent exchange such Note for new Notes in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
terms of the Credit Agreement are required to be performed by it as a Lender; and (v) attaches any U.S. Internal Revenue Service or other forms required under
Section 3.7(d).

         4. Following the execution of this Assignment and Acceptance, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by Administrative Agent, unless otherwise specified on Schedule 1.

         5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the Laws of the State of New York.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

Revolver Percentage assigned:                                            __%

Assignee's Commitment:

              Assignee's Term Loan:                                      $____________

              Assignee's Revolver Percentage of Maximum

              Revolver Facility Amount:                                  $____________

Assignee's Outstanding Term Loan:                                        $____________

Principal amount of Term Note payable to Assignee:                       $____________

Principal amount of Revolver Note payable to Assignee:                   $____________

Effective Date (if other than date
of acceptance by Administrative Agent):                                   ________, 200__

                                             [NAME OF ASSIGNOR], as Assignor

                                             By:  ______________________________
                                                  Name:
                                                  Title:

                                             Dated:_________, ____

                                             [NAME OF ASSIGNEE], as Assignee

                                             By:  ______________________________
                                                  Name:
                                                  Title:

                                             Domestic Lending Office:

                                             Eurodollar Lending Office:

* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to Administrative Agent.

                                 1  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Accepted [and Approved] **
this ___ day of ___________, ____

FLEET NATIONAL BANK

By:  ______________________________
     Name:
     Title:

[Approved this ____ day
of ____________, ____

LA GRANGE ACQUISITION, L.P.

By:      LA GP, LLC, its general partner

         By: _____________________________]**
             Name:
             Title:

** Required if the Assignee is an Eligible Transferee solely by reason of subsection (b) of the definition of "Eligible Transferee."

                                 2  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT E

                   LETTER OF CREDIT APPLICATION AND AGREEMENT

                                 1  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT F

                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS

         Reference is made to that certain Second Amended and Restated Credit Agreement dated as of January 20, 2004 (as from time to time amended, the "Agreement"), by and among La Grange Acquisition, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and certain financial institutions ("Lenders"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         This Certificate is furnished pursuant to Section 6.2(b) of the Agreement. Together herewith Borrower is furnishing to Administrative Agent and each Lender Borrower's *[audited/unaudited] financial statements (the "Financial Statements") as at ____________ (the "Reporting Date"). Borrower hereby represents, warrants, and acknowledges to Administrative Agent and each Lender that:

                  (a) the officer of LA GP signing this instrument is the duly elected, qualified and acting ____________ of LA GP and as such is LA GP's [chief financial officer/principal accounting officer];

                  (b) the Financial Statements are accurate and complete in all material respects [(subject, in the case of such unaudited financial statements to normal year-end adjustments)] and satisfy the requirements of the Agreement;

                  (c) attached hereto is a schedule of calculations showing Borrower's compliance as of the Reporting Date with the requirements of
         Section 7.14(a), Section 7.14(b), and Section 7.14(c) of the Agreement *[and Borrower's non-compliance as of such date with the requirements of Section(s) 7.14 ___ of the Agreement];

                  (d) on the Reporting Date Borrower was, and on the date hereof is, in full compliance with the disclosure requirements of Sections 6.4, 5.14 or 5.15 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) ____________ of the Agreement, which *[is/are] more fully described on a schedule attached hereto].

         The officer of LA GP signing this instrument hereby certifies that he/she has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his/her opinion necessary to enable him/her to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his/her knowledge, such representations, warranties, and acknowledgments are true, correct and complete in all material respects.

                                 1  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     IN WITNESS WHEREOF, this instrument is executed as of ____________,____.

                                          LA GRANGE ACQUISITION, L.P.

                                          By: LA GP, LLC, its general partner

                                              By: ______________________________
                                                  Name:
                                                  Title:

General Partner hereby represents and warrants to Administrative Agent and each Lender that the Financial Statements are accurate and complete in all material respects *[(subject, in the case of such unaudited financial statements to normal year-end adjustments)].

                                           U.S. PROPANE, L.P.

                                           By: U.S. PROPANE LLC

                                               By: _____________________________
                                                   Name:
                                                   Title:

                                 2  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT G

                    OPINION OF COUNSEL FOR RESTRICTED PERSONS

                     [LETTERHEAD OF VINSON & ELKINS L.L.P.]

                                January 20, 2004

Fleet National Bank, as Administrative Agent
100 Federal Street
Energy & Utilities, MADE 10008A
Boston, Massachusetts   02110

Ladies and Gentlemen:

         We have acted as counsel for Heritage Propane Partners, L.P. ("Heritage L.P."), a limited partnership organized under the laws of the State of Delaware, in connection with certain aspects of the transaction contemplated by the Underwriting Agreement (as defined in Schedule I hereto). At the request of Heritage L.P., we are furnishing this opinion letter to you pursuant to Section 4.1(g) of the Credit Agreement (as defined in Schedule I hereto). Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement. Also, terms defined in Schedule I hereto have the same meanings when used in the body of this opinion letter. Other terms that are defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York (the "New York UCC") have the same meaning when used herein unless otherwise indicated by the context in which such terms are so used. Unless otherwise indicated, references to the "UCC" shall mean (i) with respect to the validity, creation or attachment of a security interest granted by the Security Documents other than the Mortgage, the New York UCC,
(ii) with respect to a security interest granted by the Mortgage, the Uniform Commercial Code as in effect on the date hereof in the State of Texas (the "Texas UCC"), and (iii) with respect to the perfection of a security interest, the New York UCC, the Texas UCC and the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (the "Delaware UCC"), as applicable. For convenience, all references to specific articles, parts, sections or subsections of the UCC are made by using the corresponding citations to the New York UCC.

         In rendering the opinions set forth below, we have reviewed execution copies, or copies of original counterparts of the documents listed in Schedule I hereto. The documents listed in Section A of Schedule I hereto are referred to herein as the "Principal Documents". The entities listed below are collectively referred to as "Principal Parties" and each, individually, as a "Principal Party".

         (i) La Grange Acquisition, L.P., a limited partnership organized under the laws of Texas ("Borrower"),

         (ii) ETC Gas Company, Ltd., a limited partnership organized under the laws of Texas ("ETC Gas"),

                                 1  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 2

         (iii) ETC Marketing, Ltd., a limited partnership organized under the laws of Texas ("ETC Marketing"),

         (iv) ETC Oasis, L.P., a limited partnership organized under the laws of Delaware ("ETC Oasis"),

         (v) ETC Oasis GP, LLC, a limited liability company organized under the laws of Texas ("ETC Oasis GP"),

         (vi) ETC Oklahoma Pipeline, Ltd., a limited partnership organized under the laws of Texas ("ETC Oklahoma"),

         (vii) ETC Texas Pipeline, Ltd., a limited partnership organized under the laws of Texas ("ETC Texas"),

         (viii) ETC Texas Processing, Ltd., a limited partnership organized under the laws of Texas ("ETC Texas Processing"),

         (ix) Five Dawaco, LLC, a limited liability company organized under the laws of Texas ("DAWACO"),

         (x) LA GP, LLC, a limited liability company organized under the laws of Texas ("LA GP"),

         (xi) LG PL, LLC, a limited liability company organized under the laws of Texas ("LG PL"),

         (xii) LGM, LLC, a limited liability company organized under the laws of Texas ("LGM"),

         (xiii) ET Company I, Ltd., a limited partnership organized under the laws of Texas ("ET Co. I"),

         (xiv) Texas Energy Transfer Company, Ltd., a limited partnership organized under the laws of Texas ("TX Energy Transfer"),

         (xv) Whiskey Bay Gathering Company, Ltd., a limited partnership organized under the laws of Texas ("Whiskey Bay Gathering"),

         (xvi) Whiskey Bay Gas Company, Ltd., a limited partnership organized under the laws of Texas ("Whiskey Bay Gas"),

         (xvii) Chalkley Transmission Company, Ltd., a limited partnership organized under the laws of Texas ("Chalkley"),

         (xviii) TETC, LLC, a limited liability company organized under the laws of Texas ("TETC"),

         (xix) Oasis Pipe Line Company, a corporation organized under the laws of Delaware ("Oasis Pipe Line"),

         (xx) Oasis Pipe Line Finance Company, a corporation organized under the laws of Delaware ("Oasis Finance"),

         (xxi) Oasis Partner Company, a corporation organized under the laws of Delaware ("Oasis Partner"),

         (xxii) Oasis Pipe Line Management Company, a corporation organized under the laws of Delaware ("Oasis Management"), and

                                 2  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 3

         (xxiii) Oasis Pipe Line Company Texas L.P., a limited partnership organized under the laws of Texas ("Oasis Pipe Line TX").

         In rendering the opinions set forth below, we have reviewed such other records, certificates and documents as we have deemed appropriate for the purposes of such opinions. As to any facts material to our opinions, we have made no independent investigation of such facts and have relied, to the extent that we deem such reliance proper, upon statements of public officials and officers or other representatives of Heritage L.P. and the Principal Parties and on the representations and warranties set forth in the Principal Documents. We have also reviewed and relied upon one or more certificates of officers or other representatives of the Principal Parties certifying that (a) no Principal Party is a party to or bound by any loan agreement, indenture, mortgage or similar agreement relating to Indebtedness in excess of $50,000 (other than a Principal Document), and (b) no Principal Party is subject to any administrative order binding upon such Principal Party or to any pending legal proceeding, or any legal proceeding threatened in writing, affecting such Principal Party or any of its properties before any court, governmental agency or arbitrator seeking to affect the enforceability or performance by any Principal Party of the Principal Documents or the transactions contemplated thereby.

         In rendering the opinions expressed below, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies, which assumptions we have not independently verified. In addition, we have assumed that (i) each party to the Principal Documents is a corporation, partnership, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization; (ii) the execution, delivery and performance by each Principal Party of the Principal Documents to which it is a party do not conflict with or result in the breach of any document or instrument binding on it; (iii) the execution, delivery and performance by each Principal Party of the Principal Documents to which it is a party do not contravene any provision of any law, rule or regulation applicable to any of them (except that we have not made such assumption with respect to Applicable Laws (as defined below) applicable to the Principal Parties, as to which we express our opinions in paragraph 5); (iv) no authorization, approval, consent, order, license, franchise, permit or other action by, and no notice to or filing with, any Tribunal or any other third party is required for the due execution, delivery and performance by each Principal Party of the Principal Documents to which it is a party that has not been duly obtained or made and that is not in full force and effect (except that we have not made such assumption with respect to Governmental Approvals (as defined below) required to be obtained or taken by the Principal Parties as to which we express our opinion in paragraph 6); (v) the Principal Documents constitute valid, binding and enforceable obligations of each party thereto (other than the Principal Parties); and (vi) the laws of any jurisdiction other than the laws that are the subject of this opinion letter do not adversely affect the opinions set forth below. With respect to our opinions expressed below, we have assumed that the transactions contemplated in the Principal Documents bears a reasonable relationship to New York within the meaning of Section 35.51 of the Texas Business and Commerce Code. With respect to certain of the

                                 3  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 4

foregoing matters as they relate to the Principal Parties, please refer to the opinion letter, dated as of the date hereof, delivered to you by Hunton & Williams.

         Based upon the foregoing, and subject to the assumptions, qualifications, exceptions and limitations set forth herein, it is our opinion that:

         1. Each Principal Party (a) has the corporate, partnership or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under each Principal Document to which it is a party, (b) has taken all corporate, partnership or limited liability company, as applicable, action necessary to authorize the execution, delivery and performance of such Principal Document, and (c) has duly executed and delivered each such Principal Document.

         2. Based solely on the certificates of public officials listed in Section D of Schedule I hereto, each Principal Party is in good standing and duly authorized to do business, or is active, as applicable, in each state for which such a certificate has been obtained for such Principal Party.

         3. At the time of the closing of the transaction contemplated by the Principal Documents, LA GP is the sole general partner of Borrower; Heritage ETC, L.P. is the sole limited partner of Borrower; Heritage ETC GP, L.L.C. is the sole general partner of Heritage ETC, L.P.; ETC Oasis GP is the sole general partner of ETC Oasis; LG PL is the sole general partner of ETC Gas, ETC Texas, ETC Oklahoma and ETC Texas Processing; LGM is the sole general partner of ETC Marketing; TETC is the sole general partner of TX Energy Transfer; DAWACO is the sole general partner of ET Co. I, Whiskey Bay Gathering, Whiskey Bay Gas and Chalkley; Oasis Management is the sole general partner of Oasis Pipe Line TX; Borrower is the sole limited partner of ETC Gas, ETC Texas, ETC Oklahoma, ETC Texas Processing, ETC Marketing, ETC Oasis and ET Co. I; ET Co. I is the sole limited partner of TX Energy Transfer, Whiskey Bay Gathering, Whiskey Bay Gas and Chalkley; Heritage ETC, L.P. is the sole member of LA GP; the Borrower is the sole member of LGM, LG PL, ETC Oasis GP, DAWACO, and TETC.

         4. Each Principal Document to which each Principal Party is a party constitutes the valid and binding obligation of such Principal Party enforceable against such Principal Party in accordance with its terms.

         5. The execution and delivery by each Principal Party of each Principal Document to which it is a party do not, and the performance by such Principal Party of its obligations thereunder will not, (a) violate, as applicable, the articles or certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement, limited liability company articles of organization or regulations of such Principal Party, or (b) result in any violation by the Principal Parties of any Applicable Laws (as defined below).

         "Applicable Laws" means the UCC, the General Corporation Law of the State of Delaware, the Delaware Revised Uniform Limited Partnership Act, the Texas

                                 4  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 5

         Revised Limited Partnership Act, those laws, rules and regulations of the State of New York, the State of Texas and the United States of America and the rules and regulations adopted thereunder, that, in our experience, are normally applicable to transactions of the type contemplated by the Principal Documents. However, the term "Applicable Laws" does not include, and we express no opinion with regard to (i) any state or federal laws, rules or regulations relating to: (A) pollution or protection of the environment; (B) zoning, land use, building or construction; (C) occupational safety and health or other similar matters; (D) labor, employee rights and benefits, including the Employee Retirement Income Security Act of 1974, as amended; (E) except as expressly provided in the second sentence of paragraph 7 below, the regulation of utilities, including the Public Utility Regulatory Policy Act of 1978, as amended; (F) antitrust and trade regulation; (G) tax;
         (H) except as expressly provided in paragraph 7 below, securities, including, without limitation, federal and state securities laws, rules or regulations; (I) corrupt practices, including, without limitation, the Foreign Corrupt Practices Act of 1977; and (J) copyrights, patents and trademarks, and (ii) any laws, rules or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof.

         6. No Governmental Approval (as defined below) which has not been obtained or taken and is not in full force and effect, is required to be obtained or taken by any Principal Party to authorize, or is required in connection with, the execution and delivery by any Principal Party of each Principal Document to which it is a party or the performance by any Principal Party of its obligations thereunder, except (a) the filing of the Financing Statements in the applicable Filing Offices, (b) filings that may be required to continue the effectiveness of the Financing Statements, (c) filings of the Mortgage referenced in paragraph 11 hereof, and (d) any filings necessary with regard to future liens or mortgages required to be granted under the Principal Documents.

         "Governmental Approvals" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Tribunal pursuant to any Applicable Laws (as defined in paragraph 5 above).

         7. No Principal Party is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. No Principal Party is a "holding company," a "public-utility company," or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         8. With respect to each Security Document, the provisions of such Security Document are effective to create in favor of the Administrative Agent to secure (with respect to each Security Documents other than the Mortgage) the "Secured Obligations" (as defined in such Security Document) and (with respect to the Mortgage) the "secured indebtedness" (as defined in the Mortgage), a valid security interest in all of the right, title and interest of each Principal Party that is a party to such Security Document in and to that portion of the Collateral (as defined in

                                 5  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 6

such Security Document) in which a security interest may be created under
Article 9 of the applicable UCC without giving effect to the laws referred to in
Section 9-201(b) and (c) thereof (the "Article 9 Collateral").

         9. Upon the proper filing of each unfiled Financing Statement (as described in Section C of Schedule I hereto) in the applicable Filing Office identified for such unfiled Financing Statement in Section C of Schedule I hereto, such filings, together with the existing filings of each presently filed Financing Statement (as described in Section C of Schedule I hereto) in the Filing Office identified for such presently filed Financing Statement in Section C of Schedule I hereto, will result in the perfection of the security interest in favor of the Administrative Agent in that portion of the Article 9 Collateral described in such Financing Statements in which the Principal Parties named as debtors in such Financing Statements have an interest, to the extent that perfection of a security interest in the Article 9 Collateral may be perfected by the filing of a financing statement under the UCC in effect in the State in which such Filing Office is located. For purposes of our opinion set forth in this paragraph 9 with respect to the Delaware UCC, we have based such opinion solely on our review of the generally available compilations of Article 9 of the Delaware UCC and we have not reviewed any other laws of the State of Delaware or retained or relied on any opinion or advice of Delaware counsel.

         10. With respect to that portion of the Article 9 Collateral consisting of the certificated securities identified in Exhibit A to the Oasis Entities Stock Pledge Agreement, upon the Administrative Agent's taking possession in the State of New York of such certificates, properly endorsed to the Administrative Agent or in blank, the security interest of the Administrative Agent therein is perfected by "control" (within the meaning of Section 8-106 of the New York UCC).

         11. The Mortgage is in a form to create a valid lien in favor of the Trustee thereunder, to secure the secured indebtedness referred to therein, covering the "Deed of Trust Mortgaged Properties" (as defined in the Mortgage), to the extent the Deed of Trust Mortgaged Properties constitute, under Texas law, real property located in the State of Texas. The form of the Mortgage contains provisions sufficient to allow the Trustee thereunder to exercise its non-judicial power of sale remedy. A fully executed, original counterpart of the Mortgage is required to be notarized, filed, and recorded in the appropriate real estate records of the offices of the County Clerks of the Texas counties in which the real properties described in the Mortgage are located, in order to perfect the lien granted thereunder covering such Deed of Trust Mortgaged Properties. Once the Mortgage is properly filed and recorded, no further or subsequent filing or refiling will be necessary in order to continue the existence or perfection of the lien referred to in the first sentence of this paragraph, except that in the event any indebtedness secured by the Mortgage has not been paid before the expiration of four years from the date provided for therein or in the Notes, as appropriate, for payment of such indebtedness, an extension agreement with respect to the Mortgage, providing for the renewal or extension of such indebtedness, should be executed by the Mortgagor, Trustee, and Administrative Agent thereunder and notarized, filed, and recorded in the same records of each office in which the Mortgage has been filed prior to the expiration of such four-year period.

                                 6  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 7

         12. In a properly presented case before a court of competent jurisdiction in the State of Texas, or a federal court applying Texas law, such court should recognize and give full force and effect to the choice of the laws of the State of New York as the governing law of each of the Principal Documents that choose New York law as the governing law thereof, except to the extent that the perfection and the effect of perfection or non-perfection of the security interest in the Collateral (as defined in each such Security Document) are governed by the laws of a jurisdiction other than the State of New York.

         13. In a properly presented case before a court of competent jurisdiction in the State of New York, or a federal court applying New York law, such court would honor the parties' choice of the laws of the State of New York as the law governing the Principal Documents that choose New York law as the governing law thereof (to the extent set forth in such Principal Documents).

         In rendering the foregoing opinions, we have also assumed, with your permission, and without independent investigation on our part, the following:

         A. With respect to our opinions set forth in paragraphs 8 through 10 above, we have assumed that each Principal Party has, or has the power to transfer, rights in the properties in which it is purporting to grant a security interest sufficient for attachment of such security interest within the meaning of Section 9-203 of the UCC.

         B. With respect to our opinions set forth in paragraphs 8 through 10 above, we have assumed that the Administrative Agent and Lenders have acquired their interests in the Article 9 Collateral for value within the meaning of Section 9-203 of the UCC.

         C. With respect to our opinions set forth in paragraphs 8 through 10 above, we have assumed the descriptions of collateral contained in, or attached as schedules, exhibits or attachments to, the Security Documents and the Financing Statements sufficiently describe (for the purposes of the attachment and perfection of security interests) the collateral intended to be covered thereby; provided, that, the foregoing assumption shall not apply to (a) the description in the Oasis Entities Stock Pledge Agreement and the Financing Statements of the certificated securities referred to in paragraph 10 of this opinion letter, and (b) except for any commercial tort claim or cooperative interest, collateral identified by a type of collateral defined in Article 9 of the UCC and, with respect to the Financing Statements, collateral described as being all of the property of the applicable debtor. With respect to our opinions set forth in paragraph 11 above, we have made no examination of, and express no opinion with respect to, the accuracy and sufficiency of the description of any portion of the Deed of Trust Mortgaged Properties, nor with respect to title thereto.

         D. With respect to our opinion set forth in paragraph 9 above, we have relied on the articles or certificate of incorporation, limited liability company agreement, limited liability company articles of organization or regulations, or limited partnership agreement, as applicable, and on certificates of public officials or officers or other representatives of the Principal Parties as to the authenticity of such documents as the basis for determining that (i) the name of each

                                 7  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 8

Principal Party, as set forth in subparagraphs (i) through (xxiii) of the second paragraph of this opinion letter, is the correct legal name of such Principal Party, (ii) the correct organizational identification number of such Principal Party is as set forth on the Financing Statements and (iii) that each Principal Party is solely organized under the laws of the State identified above in subparagraphs (i) through (xxiii) of the second paragraph of this opinion letter as such Principal Party's jurisdiction of organization. In addition, we have assumed that the Financing Statements heretofore filed were duly authorized to be filed in the applicable Filing Offices by the Principal Parties named as debtors therein.

         E. With respect to our opinions set forth in paragraph 10 above, we have assumed that such certificated securities will at all times be held by the Administrative Agent in the State of New York.

         The opinions set forth above are subject to the following qualifications and exceptions:

         (a) Our opinions above are subject to, and may be limited by, bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to or affecting enforcement of creditors' rights generally and by general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance), regardless of whether such enforcement is considered in a proceeding in equity or at law.

         (b) We express no opinion with respect to the validity or enforceability of the following provisions to the extent that they are contained in the Principal Documents: (i) provisions releasing, exculpating or exempting a party from, or requiring indemnification or contribution of a party for, liability for its own negligence or to the extent that the same are inconsistent with public policy; (ii) provisions purporting to waive, subordinate or not give effect to rights to notice, demands, legal defenses or other rights or benefits that cannot be waived, subordinated or rendered ineffective under applicable law; (iii) provisions purporting to provide remedies inconsistent with the UCC to the extent the UCC is applicable; (iv) provisions purporting to render void and of no effect any transfers of a Principal Party's rights in any collateral in violation of the terms of the Principal Documents; (v) other than with respect to our opinions set forth in paragraphs 8 through 10 above, provisions relating to the creation, attachment, perfection or enforceability of any security interest; (vi) provisions relating to powers of attorney, severability or set-offs; (vii) provisions stating that a guarantee will not be affected by a modification of the obligation guaranteed in cases in which that modification materially changes the nature or amount of such obligation; (viii) provisions restricting access to courts or purporting to affect the jurisdiction or venue of courts (other than the courts of the State of New York with respect to Principal Documents governed by the laws of the State of New York, to the extent permitted by Section 5-1402 of the General Obligations Law of the State of New
York); (ix) provisions relating to waiver of jury trial; (x) provisions purporting to exclude conflicts-of-law rules; (xi) provisions pursuant to which a party agrees that a judgment rendered by a court or other tribunal in one jurisdiction may be enforced in any other jurisdiction; and (xii) provisions providing that decisions by a party are conclusive or may be made in its sole discretion. In addition to the foregoing, our opinion set forth in paragraph 4 is further subject to

                                 8  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 9

the qualification that certain remedies, waivers and other provisions of the Mortgage or guaranties of the Guarantors may not be enforceable; nevertheless, such unenforceability will not render the Mortgage or such guaranties invalid as a whole nor preclude: (1) the judicial enforcement of the obligation of the Borrower and the Guarantors to repay the principal, together with interest thereon (to the extent not deemed a penalty), as provided in the Notes; (2) the acceleration of the obligation of the Borrower and the Guarantors to repay such principal, together with such interest, upon a default by the Borrower in the payment of such principal or interest or upon a material default in any other material provision of the Mortgage or such guaranties; and (c) the judicial foreclosure, or if the Lenders elect to so pursue, the non-judicial foreclosure (i.e., pursuant to the power of sale as specified in the Mortgage), in accordance with Applicable Law and the Mortgage, of the lien on the Deed of Trust Mortgaged Properties, upon maturity of the Notes or upon an acceleration described in clause (2) above.

         (c) With respect to our opinion in paragraph 13, and insofar as our opinion set forth in paragraph 4 above relates to the enforceability under New York law of the provisions of the Principal Documents choosing New York law as the governing law thereof, such opinions are rendered in reliance upon the Act of July 19, 1984, ch. 421, 1984 McKinney's Sess. Law of N.Y. 1406 (codified at N.Y. Gen. Oblig. Law Sections 5-1401 (McKinney 1989)) (the "Act") and are subject to the qualifications that such enforceability (i) as specified in the Act, does not apply to the extent provided to the contrary in subsection two of
Section 1-105 of the New York UCC, (ii) may be limited by public policy considerations of any jurisdiction in which enforcement of such provisions is sought, and (iii) is subject to any U.S. Constitutional requirement under the Full Faith and Credit Clause or the Due Process Clause thereof or the exercise of any applicable judicial discretion in favor of another jurisdiction.

         (d) Our opinion in paragraph 5, with respect to Texas law, takes into account and is based on and qualified by our opinion in paragraph 12.

         (e) Our opinion in paragraph 12 is based on Section 35.51 of the Texas Business and Commerce Code, which Section to our knowledge has never been judicially construed.

         (f) Certain of the remedial provisions with respect to the Article 9 Collateral under the Security Documents to sell or offer for sale the Article 9 Collateral may be subject to compliance with applicable state and federal securities laws. Without limiting the foregoing, we hereby advise you, in connection with our opinion in paragraph 11 above, that Sections 51.003, 51.004 and 51.005 of the Texas Property Code, and Sections 1301(3) and 1371 of the New York Real Property Acts Law (McKinney 1979) contain certain limitations on recovery of deficiencies after foreclosure.

         (g) In the case of property which becomes Article 9 Collateral after the date hereof, our opinion in paragraph 8 above, as to the creation and validity of the security interests therein described, is subject to the effect of Section 552 of the Federal Bankruptcy Code, which limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to such security interest arising from a security agreement entered into by the debtor before the commencement of such case.

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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 10

         (h) We express no opinion as to Article 9 Collateral that is subject to a state statute or a statute, regulation or treaty of the United States referred to in Section 9-311(a) of the UCC.

         (i) With respect to our opinion in paragraph 9 above, we express no opinion as to the perfection of a security interest in any items of collateral that are or are to become fixtures, as-extracted collateral or timber to be cut.

         (j) With respect to our opinions set forth in paragraphs 8 through 10 above, we express no opinion as to the priority of any security interest. Our opinions set forth in paragraphs 8 and 9 above with respect to the Mortgage are limited to collateral located in the State of Texas.

         (k) We express no opinion herein regarding the enforceability of any provision in a Principal Document that purports to prohibit, restrict or condition the assignment of such Principal Document to the extent that such restriction on assignability is governed by Sections 9-406 through 9-409 of the New York UCC or the Texas UCC.

         (l) With respect to our opinions set forth in paragraphs 8 through 10 above, the attachment and perfection of the Administrative Agent's security interest in proceeds is limited to the extent set forth in Section 9-315 of the UCC.

         (m) We express no opinion as to any actions that may be required to be taken periodically under the UCC or under any other applicable law in order for the effectiveness of the Financing Statements or perfection of any security interest to be maintained.

         (n) With respect to our opinions set forth in paragraphs 3 and 5(a) above, we have relied solely on copies of the articles or certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or limited liability company articles of organization or regulations, as applicable, or on certificates of officers or other representatives of the relevant Principal Parties, and we have relied without independent investigation on certificates of officers or other representatives of the Principal Parties and of public officials with respect to the authenticity of such articles or certificates of incorporation, bylaws, limited partnership agreements, limited liability company agreements or limited liability company articles of organization or regulations.

         (o) In rendering the opinions set forth above with respect to remedies under the Security Documents, we call to your attention that (i) in connection with a foreclosure or similar action on intrastate pipeline assets, certain filings may have to be made with the Texas Railroad Commission, and (ii) in connection with a foreclosure or similar action on contracts for the sale or transportation of gas under Section 311 of the Natural Gas Policy Act of 1978, as amended, certain filings may have to be made with the Federal Energy Regulatory Commission.

         We express no opinion as to the laws of any jurisdiction other than:
(a) with respect to our opinions in paragraphs 5(b) and 6, Applicable Laws; (b) with respect to our opinions in paragraphs 8 through 10, the UCC; (c) with respect to our opinions in paragraphs 2 and 5(a), the

                                 10 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 11

General Corporation Law of the State of Delaware, the Delaware Revised Uniform Limited Partnership Act, and the Texas Revised Limited Partnership Act, as applicable; (d) with respect to our opinion in paragraph 12, Section 35.51 of the Texas Business and Commerce Code; (e) with respect to our opinion in paragraph 11, the laws of the State of Texas; (f) the laws of the State of New York; and (g) the federal laws of the United States of America.

         This opinion letter is rendered as of the date set forth above. We expressly disclaim any obligation to update this letter after such date.

         This opinion letter is given solely for your benefit and the benefit of the Lenders in connection with the Principal Documents and may not be furnished to, or relied upon by, any other person or for any other purpose without our prior written consent; provided, however, that your counsel may rely upon this opinion letter with respect to any opinions being rendered by such counsel to any Lender in connection with the Principal Documents, and the Underwriters, as defined in Section E of Schedule I, may rely upon this opinion letter solely for their benefit pursuant to Section 7(c) of the Underwriting Agreement, as defined in Section E of Schedule I.

                                Very truly yours,

                             VINSON & ELKINS L.L.P.

                                 11 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 1

                                   SCHEDULE I
                   TO OPINION LETTER OF VINSON & ELKINS L.L.P.

                               DOCUMENTS EXAMINED

                                   SECTION A.
                               PRINCIPAL DOCUMENTS

1. Second Amended and Restated Credit Agreement dated as of January 20, 2004, among La Grange Acquisition, L.P. as Borrower, Fleet National Bank as Administrative Agent, Fleet Securities, Inc. and Wachovia Capital Markets, LLC as Joint Lead Arrangers and Book Runners, Wachovia Bank, National Association as Syndication Agent, The Royal Bank of Scotland plc and BNP Paribas as Co-Documentation Agents, Bank of Scotland as Senior Managing Agent, U.S. Bank National Association and Fortis Capital as Co-Agents, and certain financial institutions as Lenders (the "Credit Agreement").

2. The Notes (as defined in the Credit Agreement), dated as of and delivered on the date of the Opinion Letter to which this Schedule I is attached.

3. Second Amended and Restated Guaranty dated as of January 20, 2004, executed by ETC Gas, ETC Texas, ETC Oklahoma, ETC Marketing, ETC Oasis, ETC Texas Processing, Whiskey Bay Gas, Whiskey Bay Gathering, Chalkley, TX Energy Transfer, ET Co. I, Oasis Pipe Line, Oasis Finance, Oasis Partner, Oasis Management and Oasis Pipe Line TX in favor of Administrative Agent.

4. Second Amended and Restated Pledge Agreement dated as of January 20, 2004, executed by Borrower in favor of Administrative Agent (the "Borrower LLC Pledge Agreement").

5. Second Amended and Restated Security Agreement dated as of January 20, 2004, executed by Borrower in favor of Administrative Agent (the "Borrower Security Agreement").

6. Second Amended and Restated Pledge Agreement dated as of January 20, 2004, executed by Borrower in favor of Administrative Agent (the "Borrower Partnership Pledge Agreement").

7. Second Amended and Restated Pledge Agreement dated as of January 20, 2004, executed by LA GP, LG PL, LGM, ETC Oasis GP, Oasis Partner, Oasis Management, DAWACO, TETC and ET Co. I in favor of Administrative Agent (the "Subsidiary Pledge Agreement").

8. Second Amended and Restated Security Agreement dated as of January 20, 2004, executed by ETC Marketing, ETC Oasis, ETC Texas Processing, TX Energy Transfer,

                                 1  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 2

         Whiskey Bay Gas, Whiskey Bay Gathering, Chalkley, ET Co. I, Oasis Pipe Line, Oasis Management, Oasis Finance, Oasis Partner and ETC Gas in favor of Administrative Agent (the "Subsidiary Security Agreement").

9. Amended and Restated Stock Pledge Agreement dated as of January 20, 2004, executed by ETC Oasis and Oasis Pipe Line in favor of Administrative Agent (the "Oasis Entities Stock Pledge Agreement").

10. First Amended and Restated Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of January 20, 2004 executed by ETC Texas, Oasis Pipe Line TX, ETC Oklahoma and ETC Texas Processing (the "Mortgage").

The Borrower LLC Pledge Agreement, the Borrower Partnership Pledge Agreement, the Subsidiary Pledge Agreement, the Oasis Entities Stock Pledge Agreement, the Borrower Security Agreement, the Subsidiary Security Agreement and the Mortgage are herein collectively called the "Security Documents".

                                   SECTION B.
                       CORPORATE DOCUMENTS AND PROCEEDINGS

1. Unanimous Written Consent of Mangers in Lieu of Meeting of LA GP dated January 20, 2004.

2.       Resolutions of the Board of Managers of LA GP.

3. Unanimous Written Consent of Mangers in Lieu of Meeting of LG PL dated January 20, 2004.

4.       Resolutions of the Board of Managers of LG PL.

5. Unanimous Written Consent of Mangers in Lieu of Meeting of LGM dated January 20, 2004.

6.       Resolutions of the Board of Managers of LGM.

7. Unanimous Written Consent of Mangers in Lieu of Meeting of ETC Oasis GP dated January 20, 2004.

8.       Resolutions of the Board of Managers of ETC Oasis GP.

                                 2  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 3

9. Unanimous Written Consent of Mangers in Lieu of Meeting of DAWACO dated January 20, 2004.

10.      Resolutions of the Board of Managers of DAWACO.

11. Unanimous Written Consent of Mangers in Lieu of Meeting of TETC dated January 20, 2004.

12.      Resolutions of the Board of Managers of TETC.

13. Unanimous Written Consent of Directors in Lieu of Meeting of Oasis Pipe Line dated January 20, 2004.

14.      Resolutions of the Board of Directors of Oasis Pipe Line.

15. Unanimous Written Consent of Directors in Lieu of Meeting of Oasis Management dated January 20, 2004.

16.      Resolutions of the Board of Directors of Oasis Management.

17. Unanimous Written Consent of Directors in Lieu of Meeting of Oasis Finance dated January 20, 2004.

18.      Resolutions of the Board of Directors of Oasis Finance.

19. Unanimous Written Consent of Directors in Lieu of Meeting of Oasis Partner dated January 20, 2004.

20.      Resolutions of the Board of Directors of Oasis Partner.

21.      Consent and Acknowledgment of DAWACO dated January 20, 2004.

22.      Consent and Acknowledgment of Heritage ETC GP, L.L.C. dated January 20,
         2004.

23. Unanimous Consent of the Board of Directors of U.S. Propane, L.L.C. dated January 16, 2004.

                                   SECTION C.
                              FINANCING STATEMENTS

1. Financing Statement 03-0004379086, naming La Grange Acquisition, L.P., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002.

                                 3  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 4

2. An unfiled copy of a Financing Statement naming ETC Gas Company, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, to be filed in the Office of the Secretary of State of the State of Texas.

3. Financing Statement 03-0004378732, naming ETC Marketing, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002.

4. Financing Statement 03-0004379531, naming ETC Oasis GP, LLC, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002, as amended by UCC Financing Statement Amendment 03-00236900, filed in the Office of the Secretary of State of the State of Texas on April 8, 2003.

5. Financing Statement 03-0004378954, naming ETC Oklahoma Pipeline, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002.

6. Financing Statement 03-0004378843, naming ETC Texas Pipeline, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002.

7. Financing Statement 04-0042019696, naming ETC Texas Pipeline, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on September 17, 2003, as a transmitting utility filing and a fixture filing, and an unfiled copy of a UCC Financing Statement Amendment amending such Financing Statement to restate the collateral description, to be filed in the Office of the Secretary of State of the State of Texas.

8. An unfiled copy of a Financing Statement naming ETC Texas Processing, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and to be filed in the Office of the Secretary of State of the State of Texas.

9. An unfiled copy of a Financing Statement naming ETC Texas Processing, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and to be filed in the Office of the Secretary of State of the State of Texas, as a transmitting utility filing and a fixture filing.

10. Financing Statement 03-0012863720, naming FIVE-DAWACO, INC., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003, and an unfiled copy of a UCC Financing Statement Amendment amending such Financing Statement to reflect a change of name of such debtor to Five Dawaco, LLC and a change of its type of

                                 4  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 5

         organization to a limited liability company, to be filed in the Office of the Secretary of State of the State of Texas.

11. Financing Statement 03-0004379208, naming LA GP, LLC, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002.

12. Financing Statement 03-0004379319, naming LG PL, LLC, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002, and an unfiled copy of a UCC Financing Statement Amendment amending such Financing Statement to restate the collateral description, to be filed in the Office of the Secretary of State of the State of Texas.

13. Financing Statement 03-0004379420, naming LGM, LLC, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on October 10, 2002.

14. Financing Statement 03-0012863053, naming ET Company I, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003.

15. Financing Statement 03-0012862709, naming Texas Energy Transfer Company, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003.

16. Financing Statement 03-0012862921, naming Whiskey Bay Gathering Company, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003.

17. Financing Statement 03-0012862810, naming Whiskey Bay Gas Company, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003.

18. Financing Statement 03-0012862698, naming Chalkley Transmission Company, Ltd., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003.

19. Financing Statement 03-0012863619, naming TETC, INC., as debtor and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003, and an unfiled copy of a UCC Financing Statement Amendment amending such Financing Statement to reflect a change of name of such debtor to TETC, LLC and a change of its type of organization to a

                                 5  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 6

         limited liability company, to be filed in the Office of the Secretary of State of the State of Texas.

20. Financing Statement 03-0012863497, naming Oasis Pipe Line Company Texas L.P., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on January 6, 2003.

21. Financing Statement 04-0042039274, naming Oasis Pipe Line Company Texas L.P., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed in the Office of the Secretary of State of the State of Texas on September 17, 2003, as a transmitting utility filing and a fixture filing, and an unfiled copy of a UCC Financing Statement Amendment amending such Financing Statement to restate the collateral description, to be filed in the Office of the Secretary of State of the State of Texas.

22. Financing Statement 3020443 1, naming Oasis Pipe Line Company, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed with the Delaware Department of State, U.C.C. Filing Section on January 6, 2003.

23. Financing Statement 3020438 1, naming Oasis Pipe Line Finance Company, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed with the Delaware Department of State, U.C.C. Filing Section on January 6, 2003.

24. Financing Statement 3020442 3, naming Oasis Partner Company, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed with the Delaware Department of State, U.C.C. Filing Section on January 6, 2003.

25. Financing Statement 3020439 9, naming Oasis Pipe Line Management Company, as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed with the Delaware Department of State, U.C.C. Filing Section on January 6, 2003.

26. Financing Statement 3020680 8, naming ETC Oasis, L.P., as debtor, and Fleet National Bank, as Administrative Agent, as secured party, and filed with the Delaware Department of State, U.C.C. Filing Section on January 6, 2003.

The above-described Financing Statements and UCC Financing Statement Amendments are herein collectively called the "Financing Statements" and the places in which they are indicated to have been filed or are indicated to be filed are herein collectively called the "Filing Offices."

                                   SECTION D.
                            GOVERNMENTAL CERTIFICATES

                                 6  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 7

1. A certificate from the Secretary of State of Delaware, dated January 13, 2004, regarding Oasis Pipe Line Company.

2. A certificate from the Secretary of State of Delaware, dated January 12, 2004, regarding Oasis Pipe Line Management Company.

3. A certificate from the Secretary of State of Delaware, dated January 12, 2004, regarding Oasis Partner Company.

4. A certificate from the Secretary of State of Delaware, dated January 12, 2004, regarding Oasis Pipe Line Finance Company.

5. A certificate from the Secretary of State of Delaware, dated January 12, 2004, regarding ETC Oasis, L.P.

6. A certificate from the Secretary of State of Delaware, dated January 12, 2004, regarding Heritage Holdings, Inc.

7. A certificate from the Secretary of State of Louisiana, dated January 9, 2004, regarding Five-Dawaco, Inc.

8. A certificate from the Secretary of State of Louisiana, dated January 9, 2004, regarding Chalkley Transmission Company, Ltd.

9. A certificate from the Secretary of State of Louisiana, dated January 9, 2004, regarding Texas Energy Transfer Company, Ltd.

10. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding Oasis Pipe Line Management Company.

11. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding Oasis Pipe Line Finance Company.

12. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding ETC Oasis, L.P.

13. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding TETC, Inc.

14. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding Five-Dawaco, Inc.

                                 7  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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Fleet National Bank, as Administrative Agent
January 20, 2004
Page 8

15. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding ETC Oasis GP, LLC.

16. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding LGM, LLC.

17. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding LG PL, LLC.

18. A certificate from the Secretary of State of Texas, dated January 12, 2004, regarding LA GP, LLC.

19. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding ET Company I, Ltd.

20. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding Chalkley Transmission Company, Ltd.

21. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding Texas Energy Transfer Company, Ltd.

22. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding Whiskey Bay Gas Company, Ltd.

23. A certificate from the Secretary of State of Texas, dated January 12, 2004, regarding Whiskey Bay Gathering Company, Ltd.

24. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding Oasis Pipe Line Company Texas L.P.

25. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding ETC Marketing, Ltd.

26. A certificate from the Secretary of State of Texas, dated January 9, 2004, regarding ETC Oklahoma Pipeline, Ltd.

27. A certificate from the Secretary of State of Texas, dated January 12, 2004, regarding ETC Texas Pipeline, Ltd.

28. A certificate from the Secretary of State of Texas, dated January 12, 2004, regarding ETC Gas Company, Ltd.

                                 8  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 9

29. A certificate from the Secretary of State of Texas, dated January 12, 2004, regarding La Grange Acquisition, L.P.

30. A certificate from the Secretary of State of Texas, dated January 14, 2004, regarding ETC Texas Processing, Ltd.

31. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding Oasis Pipe Line Management Company.

32. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding Oasis Pipe Line Finance Company.

33. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding TETC, Inc.

34. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding Five-Dawaco, Inc.

35. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding ETC Oasis GP, LLC.

36. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding LGM, LLC.

37. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding LG PL, LLC.

38. A certificate from the Texas Comptroller of Public Accounts, dated January 12, 2004, regarding LA GP, LLC.

                                   SECTION E.
                                NEW DEFINED TERMS

         Underwriting Agreement means the Underwriting Agreement dated January 13, 2004 by and among Heritage L.P., U.S. Propane, L.P. (the "General Partner"), Heritage ETC, L.P. (the "New Operating Partnership"), Heritage ETC GP, L.L.C. (the "New OLP General Partner"), Heritage Operating, L.P. (the "Heritage Operating Partnership"), Heritage LP, Inc. ("Heritage OLP LP"), and the underwriters named therein.

         Underwriters means Lehman Brothers Inc., Citigroup Global Markets Inc., UBS Securities LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Credit Suisse

                                 9  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Fleet National Bank, as Administrative Agent
January 20, 2004
Page 10

First Boston LLC, RBC Dain Rauscher Inc., Raymond James & Associates, Inc. and Stephens Inc.

                                 10 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                                       EXHIBIT H

                      ENVIRONMENTAL COMPLIANCE CERTIFICATE

         Reference is made to that certain Second Amended and Restated Credit Agreement dated as of January 20, 2004 (as from time to time amended, the "Agreement"), by and among La Grange Acquisition, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent, and certain financial institutions ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Borrower hereby certifies to Administrative Agent and Lenders as follows:

                  1. For the Fiscal Year ending immediately prior to the date hereof, Borrower has complied and is complying with Section [____] of the Agreement *[except as set forth in Schedule I attached hereto];

                  2. To the best knowledge of the undersigned after due inquiry, Borrower is on the date hereof in compliance with all applicable Environmental Laws, noncompliance with which could cause a Material Adverse Change;

                  3. Borrower has taken (and continues to take) steps to minimize the generation of potentially harmful effluents;

                  4. Borrower has established an ongoing program of conducting an internal audit of each operating facility of Borrower to identify actual or potential environmental liabilities which could reasonably be expected to have a Material Adverse Effect; and

                  5. Borrower has established an ongoing program of training its employees in issues of environmental, health and safety compliance, and Borrower presently has one or more individuals in charge of implementing such training program.

         The officer of LA GP signing this instrument hereby certifies that, to the best of his knowledge after due inquiry and consultation with the operating officers of Borrower, the above representations, warranties, acknowledgments, and agreements of Borrower are true, correct and complete in all material respects.

                                 1  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, this instrument is executed as of ____________, ____.

                                           LA GRANGE ACQUISITION, L.P.

                                           By: LA GP, LLC, its general partner

                                               By: _____________________________
                                                   Name:
                                                   Title:

                                 2  SECOND AMENDED AND RESTATED CREDIT AGREEMENT